                             SEMI-ANNUAL REPORT

                                  PHOENIX













                                                   THE PHOENIX EDGE SERIES FUND
                                                                  JUNE 30, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Phoenix Money Market Series...............................................    2

Phoenix Growth Series.....................................................    7

Phoenix Multi-Sector Fixed Income Series..................................   12

Phoenix Strategic Allocation Series.......................................   18

Phoenix International Series..............................................   25

Phoenix Balanced Series...................................................   31

Phoenix Real Estate Securities Series.....................................   38

Phoenix Strategic Theme Series............................................   42

Phoenix Aberdeen New Asia Series..........................................   47

Phoenix Research Enhanced Index Series....................................   53

Engemann Nifty Fifty Series...............................................   61

Seneca Mid-Cap Growth Series..............................................   65

Phoenix Growth and Income Series..........................................   69

Phoenix Value Equity Series...............................................   76

Schafer Mid-Cap Value Series..............................................   81

Notes to Financial Statements.............................................   85

     Not FDIC Insured           No Bank Guarantee           May Lose Value

                              MONEY MARKET SERIES

INVESTOR PROFILE

    The Phoenix Money Market Series is designed for investors seeking high current income with minimal risk of capital. The Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $10.00 per share.

INVESTMENT ADVISER'S REPORT

    The Phoenix Money Market Series' seven-day current yield was 4.96% compared with an average yield of 4.92% as reported in IBC's Money Market Insight for first-tier money market funds.* Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period, multiplied by 365.

    Ongoing concerns about the turmoil in Southeast Asia and unstable markets globally persisted throughout the six-month reporting period. As a result, short-term money markets continued to experience high volatility. Moderate to strong domestic growth in the first and second quarters of 1998 prompted the Federal Reserve to move from a neutral policy position to a bias toward tightening.

    As market volatility continued during this time, we maintained a market neutral strategy, looking for trading opportunities in variable-rate and corporate securities. We continue to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Fund's average credit quality remains A1/P1. This rating is based solely on the creditworthiness of the investments held and does not apply to the stability or safety of the Fund.

OUTLOOK

    Volatility in the short-term money market sector will likely continue as investors question whether the strong economy and low unemployment figures will ultimately lead to higher inflation. Furthermore, the market seems to have mixed views on whether the effects of the Asian turmoil will result in slower domestic growth.

* The average yield is for 286 first-tier money market funds as reported in IBC's Money Market Insight.

                              MONEY MARKET SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

 FACE
 VALUE                                                  INTEREST  MATURITY
 (000)                    DESCRIPTION                     RATE      DATE        VALUE
-------  ---------------------------------------------  --------  ---------  ------------
FEDERAL AGENCY SECURITIES--4.6%
$   100  FHLB.........................................     5.72%   9/24/98   $    100,009
  1,650  FNMA.........................................     5.51   12/14/98      1,649,589
  2,000  FNMA.........................................     5.54     4/9/99      2,018,200
  2,000  FNMA.........................................     5.57     4/9/99      1,999,792
                                                                             ------------
TOTAL FEDERAL AGENCY SECURITIES............................................     5,767,590
                                                                             ------------


                                                                    RESET
                                                                    DATE
                                                                  ---------
FEDERAL AGENCY SECURITIES--VARIABLE (b)--14.3%
  3,500  FFCB (final maturity 4/1/99).................     5.44     7/1/98      3,500,000
  4,500  FFCB (final maturity 7/24/00)................     5.79     7/1/98      4,501,048
  2,227  SBA (final maturity 7/1/98)..................     6.00     7/1/98      2,226,599
    285  SBA (final maturity 1/25/21).................     6.00     7/1/98        284,392
    479  SBA (final maturity 5/25/21).................     6.00     7/1/98        478,424
  1,994  SBA (final maturity 4/25/22).................     6.00     7/1/98      1,994,139
  1,954  SBA (final maturity 10/25/22)................     6.00     7/1/98      1,951,274
  1,000  SLMA (final maturity 2/22/99)................     5.33     7/7/98      1,000,000
    500  FFCB (final maturity 10/1/98)................     5.60    10/1/98        499,911
  1,500  SLMA (final maturity 11/10/98)...............     5.26   11/16/98      1,499,714
                                                                             ------------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE..................................    17,935,501
                                                                             ------------

                                              STANDARD
                                              & POOR'S            MATURITY
                    DESCRIPTION                RATING               DATE
       -------------------------------------  --------            ---------
COMMERCIAL PAPER--74.1%
  3,000 Exxon, Inc........................... A-1+         6.20     7/1/98      3,000,000
    600 Merrill Lynch & Co., Inc............. A-1+         6.02     7/1/98        600,000
  2,980 Pitney Bowes Credit Corp............. A-1+         6.25     7/1/98      2,980,000
  1,250 Greenwich Funding Corp............... A-1+         5.58     7/2/98      1,249,807
  2,565 Potomac Electric Power Co............ A-1          5.65     7/6/98      2,563,005
    800 Merrill Lynch & Co., Inc............. A-1+         5.61     7/7/98        799,252
  1,020 Potomac Electric Power Co............ A-1          5.60     7/7/98      1,019,048
  2,500 Schering Corp........................ A-1+         5.80     7/7/98      2,497,583
  1,000 Asset Securitization Cooperative
       Corp.................................  A-1+         5.95     7/8/98        998,843
  1,230 Deutsche Bank Financial Corp......... A-1          5.63     7/8/98      1,228,653
    500 Enterprise Funding Corp.............. A-1          5.66     7/8/98        499,450
  1,900 Greenwich Funding Corp............... A-1+         5.58     7/8/98      1,897,938
    400 Albertson, Inc....................... A-1          5.75     7/9/98        399,489
  1,740 Corporate Receivables Corp........... A-1          5.53     7/9/98      1,737,862
    600 Marsh & McLennan Co., Inc............ A-1          5.63     7/9/98        599,249
  2,000 Corporate Asset Funding Co., Inc..... A-1+         5.55    7/10/98      1,997,225
  1,783 Enterprise Funding Corp.............. A-1+         5.57    7/10/98      1,780,517
  2,000 Preferred Receivables Funding
       Corp.................................  A-1          5.55    7/13/98      1,996,300
  1,450 Preferred Receivables Funding
       Corp.................................  A-1          5.59    7/13/98      1,447,298
  1,815 Koch Industries, Inc................. A-1          5.65    7/15/98      1,811,012
    700 CXC, Inc............................. A-1+         5.53    7/16/98        698,387
  1,000 CXC, Inc............................. A-1+         5.55    7/22/98        996,762
  2,500 Potomac Electric Power Co............ A-1          5.50    7/22/98      2,491,979
  1,200 Potomac Electric Power Co............ A-1          5.52    7/22/98      1,196,136
    700 Potomac Electric Power Co............ A-1          5.58    7/22/98        697,721
  1,125 General Electric Capital Corp........ A-1+         5.55    7/23/98      1,121,184
  1,660 Merrill Lynch & Co., Inc............. A-1+         5.53    7/24/98      1,654,135
    675 Potomac Electric Power Co............ A-1          5.51    7/27/98        672,314
  2,050 Private Export Funding Corp.......... A-1+         5.60    7/27/98      2,041,709
  1,687 Potomac Electric Power Co............ A-1          5.50    7/28/98      1,680,041
  2,500 Receivables Capital Corp............. A-1+         5.57    7/28/98      2,489,556
  1,592 Receivables Capital Corp............. A-1+         5.59    7/28/98      1,585,326
  1,410 Enterprise Funding Corp.............. A-1          5.50    7/29/98      1,403,968
    504 Vermont American Corp................ A-1+         5.65    7/29/98        501,785
  1,765 Preferred Receivables Funding
       Corp.................................  A-1          5.62    7/30/98      1,757,009
  2,435 Private Export Funding Corp.......... A-1+         5.36     8/3/98      2,423,036
  2,400 Private Export Funding Corp.......... A-1+         5.52     8/5/98      2,387,120

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

 FACE                                         STANDARD
 VALUE                                        & POOR'S  INTEREST  MATURITY
 (000)              DESCRIPTION                RATING     RATE      DATE        VALUE
--------------------------------------------  --------  --------  ---------  ------------
COMMERCIAL PAPER--CONTINUED
$ 2,500 Private Export Funding Corp.......... A-1+         5.50%    8/7/98   $  2,485,868
  1,000 Preferred Receivables Funding
       Corp.................................  A-1          5.42    8/10/98        993,978
  1,450 Enterprise Funding Corp.............. A-1          5.54    8/11/98      1,440,851
  1,840 CXC, Inc............................. A-1+         5.60    8/19/98      1,825,975
    575 General Re Corp...................... A-1+         5.52    8/20/98        570,592
  1,000 General Re Corp...................... A-1+         5.52    8/26/98        991,413
  1,910 General Re Corp...................... A-1+         5.51    8/27/98      1,897,645
  2,750 General Re Corp...................... A-1+         5.52    8/27/98      2,725,965
  2,000 Kimberly-Clark, Inc.................. A-1+         5.55    8/31/98      1,981,192
  1,500 CXC, Inc............................. A-1+         5.47    9/16/98      1,482,450
  2,500 Corporate Asset Funding Co., Inc..... A-1+         5.53    9/17/98      2,470,046
    500 Beta Finance, Inc.................... A-1+         5.44    9/24/98        493,578
  2,000 Beta Finance, Inc.................... A-1+         5.46    9/30/98      1,972,397
  2,500 Corporate Receivables Corp........... A-1          5.53   10/16/98      2,458,909
  3,000 Greenwich Funding Corp............... A-1+         5.52   12/31/98      2,915,820
    575 General Electric Capital Corp........ A-1+         8.10    1/26/99        582,116
  2,000 Marsh & McLennan Co., Inc............ A-1          5.50     2/8/99      1,932,167
  2,000 Deutsche Bank Financial Corp......... A-1+         5.75     3/5/99      1,999,352
  2,500 Beta Finance, Inc.................... A-1+         5.73    3/16/99      2,500,282
  2,500 General Electric Capital Corp........ A-1+         5.55     6/4/99      2,498,751
                                                                             ------------
TOTAL COMMERCIAL PAPER.....................................................    93,120,046
                                                                             ------------
MEDIUM-TERM NOTES--5.6%
  1,500 Associates Corporation of North
       America..............................  AA-          6.38    8/15/98      1,500,804
  2,000 Associates Corporation of North
       America..............................  AA-          6.50     9/9/98      2,002,343
  1,000 Pitney Bowes Credit Corp............. AA           6.31    9/23/98      1,001,146
  1,000 Associates Corporation of North
       America..............................  AA-          5.75   11/15/98        999,712
  1,500 Associates Corporation of North
       America..............................  AA-          5.65    6/15/99      1,497,675
                                                                             ------------
TOTAL MEDIUM-TERM NOTES....................................................     7,001,680
                                                                             ------------
TOTAL INVESTMENTS--98.6%
  (Identified cost $123,824,817)...........................................   123,824,817(a)
  Cash and receivables, less liabilities--1.4%.............................     1,818,367
                                                                             ------------
NET ASSETS--100.0%.........................................................  $125,643,184
                                                                             ------------
                                                                             ------------

(a) Federal Income Tax information: At June 30, 1998, the aggregate cost of securities was the same for book and tax purposes.

(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $123,824,817).............................................  $ 123,824,817
Receivables
  Fund shares sold..........................................      1,856,376
  Interest..................................................        300,322
                                                              -------------
    Total assets............................................    125,981,515
                                                              -------------
LIABILITIES
Payables
  Custodian.................................................         72,299
  Fund shares repurchased...................................        159,071
  Investment advisory fee...................................         38,798
  Financial agent fee.......................................         10,413
  Trustees' fee.............................................          8,282
  Accrued expenses..........................................         49,468
                                                              -------------
    Total liabilities.......................................        338,331
                                                              -------------
NET ASSETS..................................................  $ 125,643,184
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 125,643,184
                                                              -------------
NET ASSETS..................................................  $ 125,643,184
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     12,564,317
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       10.00
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $   3,226,391
                                                              -------------
    Total investment income.................................      3,226,391
                                                              -------------
EXPENSES
  Investment advisory fee...................................        235,380
  Financial agent fee.......................................         39,599
  Custodian.................................................         24,066
  Printing..................................................         16,368
  Professional..............................................          9,991
  Trustees..................................................          7,791
  Miscellaneous.............................................          6,046
                                                              -------------
    Total expenses..........................................        339,241
    Less expenses borne by investment adviser...............        (14,087)
                                                              -------------
    Net expenses............................................        325,154
                                                              -------------
NET INVESTMENT INCOME.......................................      2,901,237
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   2,901,237
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                              MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS
                                                                                 ENDED
                                                                             JUNE 30, 1998       YEAR ENDED
                                                                              (UNAUDITED)    DECEMBER 31, 1997
                                                                             -------------   ------------------
FROM OPERATIONS
  Net investment income....................................................  $  2,901,237    $       6,261,529
                                                                             -------------   ------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................     2,901,237            6,261,529
                                                                             -------------   ------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income....................................................    (2,901,240)          (6,261,529)
                                                                             -------------   ------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................    (2,901,240)          (6,261,529)
                                                                             -------------   ------------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (16,289,660 and 35,987,251 shares,
    respectively)..........................................................   162,895,964          359,872,496
  Net asset value of shares issued from reinvestment of distributions
    (290,059 and 626,153 shares, respectively).............................     2,901,240            6,261,528
  Cost of shares repurchased (16,676,071 and 37,088,873 shares,
    respectively)..........................................................  (166,760,711)        (370,888,736)
                                                                             -------------   ------------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS...........................      (963,507)          (4,754,712)
                                                                             -------------   ------------------
  NET DECREASE IN NET ASSETS...............................................      (963,510)          (4,754,712)
NET ASSETS
  Beginning of period......................................................   126,606,694          131,361,406
                                                                             -------------   ------------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
    AND $3, RESPECTIVELY)..................................................  $125,643,184    $     126,606,694
                                                                             -------------   ------------------
                                                                             -------------   ------------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                        SIX MONTHS
                                           ENDED
                                          6/30/98                            YEAR ENDED DECEMBER 31,
                                        (UNAUDITED)       1997          1996          1995          1994          1993
                                        -----------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................     $  10.00       $   10.00     $   10.00     $   10.00     $   10.00     $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.............         0.24(1)         0.50          0.50          0.56          0.38(1)       0.28(1)
                                        -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................         0.24            0.50          0.50          0.56          0.38          0.28
                                        -----------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................        (0.24)          (0.50)        (0.50)        (0.56)        (0.38)        (0.28)
                                        -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............        (0.24)          (0.50)        (0.50)        (0.56)        (0.38)        (0.28)
                                        -----------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......     $  10.00       $   10.00     $   10.00     $   10.00     $   10.00     $   10.00
                                        -----------     ---------     ---------     ---------     ---------     ---------
                                        -----------     ---------     ---------     ---------     ---------     ---------

Total return........................         2.44%(3)        4.99%         4.98%         5.55%         3.77%         2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................     $125,643        $126,607      $131,361      $102,943       $94,586       $72,946
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................         0.55%(4)        0.55%         0.55%         0.53%(2)      0.55%         0.55%
  Net investment income.............         4.93%(4)        5.07%         4.89%         5.57%         3.85%         2.84%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.003 and $0.01 per share, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Not annualized.
(4) Annualized.

                       See Notes to Financial Statements

                                 GROWTH SERIES

INVESTOR PROFILE

    The Phoenix Growth Series is appropriate for investors seeking long-term appreciation through investments in common stocks.

INVESTMENT ADVISER'S REPORT

    For the six-month reporting period that ended June 30, 1998, the Fund earned 16.28% compared with a return of 17.75% for the S&P 500 Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    After posting impressive double-digit gains in the first quarter, U.S. equities markets were mixed during the second quarter as investors refocused their attention on Asia and the prospects for slower corporate profit growth. As we have stated for some time, investors' preference for liquidity and earnings stability has led to strong demand and a willingness to pay significant premiums (higher P/E multiples) for large-cap growth companies, which are noted for these positive attributes. Although many of these blue-chip stocks look expensive by most historical valuation measures, we do not foresee any major catalysts that would sway investor sentiment toward smaller-cap issues over the near term.

    Stocks that performed well in the second quarter focused on the upbeat/confident U.S. consumer. While the news from the Pacific Rim continued to be gloomy, economic growth in the United States was exceptionally robust. A rosy employment picture, record home sales, and the "wealth effect" from this long bull market all contributed to a dramatic increase in consumer spending. Retail, auto, entertainment and other consumer-oriented stocks led the market. At the same time, excess capacity and slackened Asian demand led to poor performance among basic commodity industries, such as oil, steel, precious metals and paper.

    Our decision to overweight the portfolio in health-care and technology stocks contributed positively to performance. Strong stock selection within the communication services sector (most notably Airtouch Communications and Ericsson), the consumer staples group (specifically Liberty Media Group and Safeway), and the health-care area (Watson Pharmaceutical and Medtronic) also boosted overall results. A major negative to performance was our exposure to the poorly performing energy group. While we have modestly reduced our position in this volatile sector for the near term, longer-term fundamentals for energy services companies remain positive in our opinion, and we would add to these stocks if crude oil prices begin to show real signs of stabilization.

OUTLOOK

    Moving into the second half of 1998, we have not made any dramatic revisions to our outlook for the U.S. economy and financial markets. Although recent economic data has been rather strong, we believe that growth will slow later this year as the impact of the "Asian flu" begins to take hold in the United States. In fact, corporate earnings growth has already begun decelerating, and we expect this trend to continue over the next several quarters. While we are not forecasting the end to this long bull market or the start of the next recession, we would not be surprised to see the stock market take a well-deserved rest over the near term.

    With regard to stock selection, we remain strongly biased toward large-cap growth companies that have limited Asian exposure and whose earnings are less economically sensitive. The portfolio is currently overweighted (versus the S&P 500 Index) in such traditional growth sectors as health-care, technology, and to a lesser degree, communication services. Because of the present speculative merger and acquisition environment in the financial services arena, we believe that some stocks in this group have become overbought and have elected to selectively take profits in this sector. Given their value and cyclical orientation, the portfolio also has little or no exposure to basic materials, transportation, and utilities.

* The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

                                 GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                               SHARES           VALUE
                                                             -----------   ----------------
COMMON STOCKS--94.3%
AEROSPACE/DEFENSE--1.0%
  Boeing Co...............................................       370,300   $     16,501,494
                                                                           ----------------
BANKS (MAJOR REGIONAL)--4.2%
  Banc One Corp...........................................       279,130         15,578,943
  BankBoston Corp.........................................       230,400         12,816,000
  Mellon Bank Corp........................................       188,700         13,138,237
  U.S. Bancorp............................................       699,100         30,061,300
                                                                           ----------------
                                                                                 71,594,480
                                                                           ----------------
BANKS (MONEY CENTER)--3.9%
  BankAmerica Corp........................................       248,000         21,436,500
  Citicorp................................................        80,700         12,044,475
  First Chicago NBD Corp..................................       183,100         16,227,237
  NationsBank Corp........................................       228,400         17,472,600
                                                                           ----------------
                                                                                 67,180,812
                                                                           ----------------
BROADCASTING (TELEVISION, RADIO & CABLE)--4.1%
  CBS Corp................................................       817,700         25,961,975
  Capstar Broadcasting Corp. (b)..........................       148,700          3,736,087
  Chancellor Media Corp. (b)..............................       380,900         18,914,066
  Clear Channel Communications, Inc. (b)..................       190,600         20,799,225
                                                                           ----------------
                                                                                 69,411,353
                                                                           ----------------
CHEMICALS (DIVERSIFIED)--1.7%
  Monsanto Co.............................................       521,500         29,138,812
                                                                           ----------------
COMPUTERS (HARDWARE)--5.8%
  Compaq Computer Corp....................................       531,500         15,081,312
  International Business Machines Corp....................       728,100         83,594,981
                                                                           ----------------
                                                                                 98,676,293
                                                                           ----------------
COMPUTERS (NETWORKING)--1.2%
  Cisco Systems, Inc. (b).................................       217,050         19,982,166
                                                                           ----------------
COMPUTERS (PERIPHERALS)--0.8%
  EMC Corp. (b)...........................................       298,800         13,389,975
                                                                           ----------------
COMPUTERS (SOFTWARE & SERVICES)--8.0%
  America Online, Inc. (b)................................        93,200          9,879,200
  BMC Software, Inc. (b)..................................       486,600         25,272,787
  Comdisco, Inc...........................................       234,200          4,449,800
  Computer Associates International, Inc..................       575,000         31,948,437
  Compuware Corp. (b).....................................       634,700         32,449,037
  Edwards (J.D.) & Co. (b)................................       299,400         12,855,487
  Microsoft Corp. (b).....................................       104,200         11,292,675
  Sterling Commerce, Inc. (b).............................       194,401          9,428,448
                                                                           ----------------
                                                                                137,575,871
                                                                           ----------------
CONSUMER FINANCE--1.9%
  Household International, Inc............................       246,500         12,263,375
  MBNA Corp...............................................       634,000         20,922,000
                                                                           ----------------
                                                                                 33,185,375
                                                                           ----------------
CONTAINERS (METAL & GLASS)--0.5%
  Owens-Illinois, Inc. (b)................................       209,300          9,366,175
                                                                           ----------------
DISTRIBUTORS (FOOD & HEALTH)--1.3%
  Cardinal Health, Inc....................................       238,900         22,396,875
                                                                           ----------------
ELECTRICAL EQUIPMENT--1.7%
  General Electric Co.....................................       323,800         29,465,800
                                                                           ----------------
ELECTRONICS (INSTRUMENTATION)--0.4%
  Linear Technology Corp..................................       111,500          6,724,844
                                                                           ----------------
ELECTRONICS (SEMICONDUCTORS)--1.3%
  Intel Corp..............................................       306,200         22,697,075
                                                                           ----------------

                                                               SHARES           VALUE
                                                             -----------   ----------------
ENTERTAINMENT--2.6%
  Liberty Media Group (b).................................       744,900   $     28,911,431
  Walt Disney Co. (The)...................................       146,600         15,402,163
                                                                           ----------------
                                                                                 44,313,594
                                                                           ----------------
FINANCIAL (DIVERSIFIED)--1.5%
  FHLMC...................................................       548,300         25,804,369
                                                                           ----------------
HEALTH CARE (DIVERSIFIED)--4.9%
  Bristol-Myers Squibb Co.................................       375,300         43,136,044
  Warner-Lambert Co.......................................       580,200         40,251,375
                                                                           ----------------
                                                                                 83,387,419
                                                                           ----------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.5%
  Pfizer, Inc.............................................       318,200         34,584,363
  Schering-Plough Corp....................................       412,700         37,813,638
  Watson Pharmaceuticals, Inc. (b)........................       454,500         21,219,469
                                                                           ----------------
                                                                                 93,617,470
                                                                           ----------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.2%
  HBO & Co................................................     1,079,400         38,048,850
                                                                           ----------------
HEALTH CARE (LONG TERM CARE)--1.3%
  HEALTHSOUTH Corp. (b)...................................       839,600         22,406,825
                                                                           ----------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.8%
  Medtronic, Inc..........................................       473,800         30,204,750
                                                                           ----------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.2%
  Colgate-Palmolive Co....................................       233,500         20,548,000
  Procter & Gamble Co.....................................       189,500         17,256,344
                                                                           ----------------
                                                                                 37,804,344
                                                                           ----------------
INSURANCE (LIFE/HEALTH)--0.5%
  UNUM Corp...............................................       145,100          8,053,050
                                                                           ----------------
INSURANCE (MULTI-LINE)--2.4%
  American International Group, Inc.......................       167,500         24,455,000
  ReliaStar Financial Corp................................       176,900          8,491,200
  Travelers Group, Inc....................................       136,500          8,275,313
                                                                           ----------------
                                                                                 41,221,513
                                                                           ----------------
INSURANCE (PROPERTY-CASUALTY)--0.9%
  Allstate Corp...........................................       170,700         15,629,719
                                                                           ----------------
MANUFACTURING (DIVERSIFIED)--2.4%
  Thermo Electron Corp. (b)...............................       223,900          7,654,581
  Tyco International Ltd..................................       519,000         32,697,000
                                                                           ----------------
                                                                                 40,351,581
                                                                           ----------------
OIL & GAS (DRILLING & EQUIPMENT)--4.0%
  Cooper Cameron Corp. (b)................................       135,500          6,910,500
  Diamond Offshore Drilling, Inc..........................       127,600          5,104,000
  Global Industries, Ltd. (b).............................       208,700          3,521,813
  Halliburton Co..........................................       325,400         14,500,638
  Schlumberger Ltd........................................       382,100         26,102,206
  Transocean Offshore, Inc................................       272,200         12,112,900
                                                                           ----------------
                                                                                 68,252,057
                                                                           ----------------
OIL & GAS (REFINING & MARKETING)--1.3%
  Tosco Corp..............................................       756,600         22,225,125
                                                                           ----------------
RETAIL (BUILDING SUPPLIES)--1.8%
  Home Depot, Inc.........................................       363,050         30,155,841
                                                                           ----------------
RETAIL (COMPUTERS & ELECTRONICS)--0.5%
  Tandy Corp..............................................       172,900          9,174,506
                                                                           ----------------
RETAIL (DRUG STORES)--3.9%
  CVS Corp................................................       836,600         32,575,113

                       See Notes to Financial Statements

                                 GROWTH SERIES

                                                               SHARES           VALUE
                                                             -----------   ----------------
RETAIL (DRUG STORES)--CONTINUED
  Rite Aid Corp...........................................       924,700   $     34,734,044
                                                                           ----------------
                                                                                 67,309,157
                                                                           ----------------
RETAIL (FOOD CHAINS)--2.4%
  Safeway, Inc. (b).......................................     1,024,800         41,696,550
                                                                           ----------------
RETAIL (GENERAL MERCHANDISE)--4.6%
  Borders Group, Inc. (b).................................       379,500         14,041,500
  Consolidated Stores Corp. (b)...........................       453,100         16,424,875
  Meyer (Fred), Inc. (b)..................................       299,390         12,724,075
  Sears, Roebuck & Co.....................................       264,100         16,126,606
  Staples, Inc. (b).......................................       681,550         19,722,353
                                                                           ----------------
                                                                                 79,039,409
                                                                           ----------------
RETAIL (SPECIALTY-APPAREL)--0.6%
  TJX Companies, Inc. (The)...............................       429,800         10,368,925
                                                                           ----------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.9%
  Airtouch Communications, Inc. (b).......................       856,000         50,022,500
                                                                           ----------------
TELECOMMUNICATIONS (LONG DISTANCE)--4.4%
  AT&T Corp...............................................       832,800         47,573,700
  MCI Communications Corp.................................       473,500         27,522,188
                                                                           ----------------
                                                                                 75,095,888
                                                                           ----------------
WASTE MANAGEMENT--1.9%
  USA Waste Services, Inc. (b)............................       644,400         31,817,250
                                                                           ----------------
TOTAL COMMON STOCKS
  (Identified cost $1,330,979,604)......................................      1,613,288,092
                                                                           ----------------
FOREIGN COMMON STOCKS--4.6%
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)..............       166,100         10,682,306
                                                                           ----------------
HOUSEHOLD FURN. & APPLIANCES--2.5%
  Royal Philips Electronics NV NY Registered Shares
    (Netherlands).........................................       500,600         42,551,000
                                                                           ----------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
  Telefonaktiebolaget LM Ericsson Sponsored ADR
    (Sweden)..............................................       312,800          8,953,900
                                                                           ----------------
                                                               SHARES           VALUE
                                                             -----------   ----------------
TELEPHONE--1.0%
  Telecomunicacoes Brasileiras SA Sponsored ADR
    (Brazil)..............................................       162,500   $     17,742,969
                                                                           ----------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $76,170,955).........................................         79,930,175
                                                                           ----------------
TOTAL LONG-TERM INVESTMENTS--98.9%
  (Identified cost $1,407,150,559)......................................      1,693,218,267
                                                                           ----------------

                                                     STANDARD          PAR
                                                     & POOR'S         VALUE
                                                      RATING          (000)
                                                    -----------   -------------
SHORT-TERM OBLIGATIONS--1.0%
COMMERCIAL PAPER--0.8%
  Cargill, Inc. 6.10%, 7/1/98.....................  A-1+          $         635           635,000
  Greenwich Funding Corp. 5.58%, 7/8/98...........  A-1+                  2,805         2,801,956
  Preferred Receivables Funding Corp. 5.65%,
    7/10/98.......................................  A-1                   3,855         3,849,555
  Private Export Funding Corp. 5.50%,
    7/27/98.......................................  A-1+                  5,000         4,980,139
  Enterprise Funding Corp. 5.54%, 8/11/98.........  A-1+                    250           248,133
  General Electric Capital Corp. 5.55%,
    6/4/99........................................  A-1+                  1,000           999,296
                                                                                  ---------------
                                                                                       13,514,079
                                                                                  ---------------
FEDERAL AGENCY SECURITIES--0.2%
  FHLMC 5.45%, 7/29/98............................                        2,655         2,643,746
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $16,158,319)................................................        16,157,825
                                                                                  ---------------
TOTAL INVESTMENTS--99.9%
  (Identified cost $1,423,308,878).............................................     1,709,376,092(a)
  Cash and receivables, less liabilities--0.1%.................................         1,166,612
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $ 1,710,542,704
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $320,836,923 and gross depreciation of $35,010,724 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $1,423,549,893.
(b)  Non-income producing.

                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $1,423,308,878)...........................................  $ 1,709,376,092
Receivables
  Investment securities sold................................       18,427,032
  Fund shares sold..........................................        1,378,775
  Dividends and interest....................................        1,031,457
                                                              ---------------
    Total assets............................................    1,730,213,356
                                                              ---------------
LIABILITIES
Payables
  Custodian.................................................            3,205
  Investment securities purchased...........................       17,174,502
  Fund shares repurchased...................................        1,401,200
  Investment advisory fee...................................          776,122
  Financial agent fee.......................................           41,737
  Trustees' fee.............................................            6,846
  Accrued expenses..........................................          267,040
                                                              ---------------
    Total liabilities.......................................       19,670,652
                                                              ---------------
NET ASSETS..................................................  $ 1,710,542,704
                                                              ---------------
                                                              ---------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 1,343,995,666
  Undistributed net investment income.......................          846,350
  Accumulated net realized gain.............................       79,633,474
  Net unrealized appreciation...............................      286,067,214
                                                              ---------------
NET ASSETS..................................................  $ 1,710,542,704
                                                              ---------------
                                                              ---------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................       79,157,120
                                                              ---------------
                                                              ---------------
Net asset value and offering price per share................  $         21.61
                                                                      -------
                                                                      -------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $   6,212,276
  Interest..................................................      1,362,976
  Foreign taxes withheld....................................        (28,199)
                                                              -------------
    Total investment income.................................      7,547,053
                                                              -------------
EXPENSES
  Investment advisory fee...................................      4,916,356
  Financial agent fee.......................................        440,246
  Custodian.................................................         59,690
  Professional..............................................         16,726
  Printing..................................................         14,769
  Trustees..................................................          7,614
  Miscellaneous.............................................         28,423
                                                              -------------
    Total expenses..........................................      5,483,824
                                                              -------------
NET INVESTMENT INCOME.......................................      2,063,229
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     80,228,217
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    161,289,136
                                                              -------------
NET GAIN ON INVESTMENTS.....................................    241,517,353
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 243,580,582
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                                 GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS
                                                                                           ENDED          YEAR ENDED
                                                                                       JUNE 30, 1998     DECEMBER 31,
                                                                                        (UNAUDITED)          1997
                                                                                       --------------   ---------------
FROM OPERATIONS
  Net investment income..............................................................  $    2,063,229   $    8,821,110
  Net realized gain..................................................................      80,228,217      208,505,196
  Net change in unrealized appreciation (depreciation)...............................     161,289,136       44,027,962
                                                                                       --------------   ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................     243,580,582      261,354,268
                                                                                       --------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..............................................................      (2,092,240)      (8,665,448)
  Net realized gains.................................................................     (49,702,093)    (236,146,906)
                                                                                       --------------   ---------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS..........................     (51,794,333)    (244,812,354)
                                                                                       --------------   ---------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (6,552,857 and 12,502,677 shares, respectively)......     136,010,335      253,355,592
  Net asset value of shares issued from reinvestment of distributions (2,390,541 and
    12,750,840 shares, respectively).................................................      51,794,333      244,812,354
  Cost of shares repurchased (8,355,289 and 12,075,426 shares, respectively).........    (174,616,066)    (244,536,540)
                                                                                       --------------   ---------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS.....................................      13,188,602      253,631,406
                                                                                       --------------   ---------------
  NET INCREASE IN NET ASSETS.........................................................     204,974,851      270,173,320
NET ASSETS
  Beginning of period................................................................   1,505,567,853    1,235,394,533
                                                                                       --------------   ---------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $846,350 AND
    $875,361, RESPECTIVELY)..........................................................  $1,710,542,704   $1,505,567,853
                                                                                       --------------   ---------------
                                                                                       --------------   ---------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      SIX MONTHS
                                         ENDED
                                        6/30/98                             YEAR ENDED DECEMBER 31,
                                      (UNAUDITED)       1997          1996          1995          1994            1993
                                      -----------     ---------     ---------     ---------     ---------       ---------
Net asset value, beginning of
  period............................   $  19.16       $   18.89     $   18.13     $   15.69     $   16.59       $   15.01
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.............       0.03            0.13          0.19          0.20          0.23(1)(3)      0.16(3)
  Net realized and unrealized
    gain............................       3.10            3.70          2.10          4.60          0.02            2.77
                                      -----------     ---------     ---------     ---------     ---------       ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................       3.13            3.83          2.29          4.80          0.25            2.93
                                      -----------     ---------     ---------     ---------     ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................      (0.03)          (0.13)        (0.18)        (0.17)        (0.23)          (0.15)
  Dividends from net realized
    gains...........................      (0.65)          (3.43)        (1.35)        (2.19)        (0.92)          (1.20)
                                      -----------     ---------     ---------     ---------     ---------       ---------
    TOTAL DISTRIBUTIONS.............      (0.68)          (3.56)        (1.53)        (2.36)        (1.15)          (1.35)
                                      -----------     ---------     ---------     ---------     ---------       ---------
CHANGE IN NET ASSET VALUE...........       2.45            0.27          0.76          2.44         (0.90)           1.58
                                      -----------     ---------     ---------     ---------     ---------       ---------
NET ASSET VALUE, END OF PERIOD......   $  21.61       $   19.16     $   18.89     $   18.13     $   15.69       $   16.59
                                      -----------     ---------     ---------     ---------     ---------       ---------
                                      -----------     ---------     ---------     ---------     ---------       ---------

Total return........................      16.28%(5)       21.07%        12.58%        30.85%         1.48%          19.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................  $1,710,543      $1,505,568    $1,235,395     $985,389      $616,221        $446,368
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................       0.68%(4)        0.74%         0.72%         0.75%(2)      0.80%           0.79%
  Net investment income.............       0.26%(4)        0.64%         1.03%         1.12%         1.38%           0.97%
Portfolio turnover rate.............         56%(5)         284%          167%          173%          185%            185%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not annualized.

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

INVESTOR PROFILE

    The Phoenix Multi-Sector Fixed Income Series is designed for long-term investors seeking high current income and long-term capital appreciation by investing in all sectors of the bond market, including emerging-market debt and high-yield issues. Investors should note that foreign investments pose additional risks, such as currency fluctuations, less public information, and political and economic risks, and high-yield securities have more risk than higher quality, lower yielding issues.

INVESTMENT ADVISER'S REPORT

    For the six months ended June 30, 1998, the Fund returned 1.20% compared with 3.93% for the Lehman Brothers Aggregate Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    The Fund's underperformance was due to an overweighted position in foreign debt, particularly Eastern Europe and Latin America. Although short-term performance of foreign debt issues has been weak, we believe the long-term outlook will again be positive once the IMF package for Russia is fully implemented, stabilization in Japan occurs, and global investor confidence is restored.

    Positive contributors to performance included our position in commercial mortgage-backed securities, non-agency residential mortgage-backed issues, and domestic high-yield corporate bonds.

OUTLOOK

    We continue to believe foreign bonds, especially emerging-market debt, offer the potential for above-average returns. We will continue to look at all sectors of the bond market and maintain a well-diversified portfolio, taking a team approach to identify the most attractive values.

* The Lehman Brothers Aggregate Index is an unmanaged, commonly used measure of bond market total return performance. The Index is not available for direct investment.

                        MULTI-SECTOR FIXED INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                           MOODY'S        PAR
                                                             BOND        VALUE
                                                            RATING       (000)         VALUE
                                                         ------------   --------   -------------
U.S. GOVERNMENT SECURITIES--4.7%
U.S. TREASURY BONDS--3.4%
  U.S. Treasury Bond Strip, P.O., 0%, 2/15/19..........  Aaa            $ 12,000   $   3,705,480
  U.S. Treasury Bond Strip, P.O., 0%, 11/15/21.........  Aaa               8,300       2,191,282
  U.S. Treasury Bond 6.125%, 11/15/27..................  Aaa               1,250       1,339,388
                                                                                   -------------
                                                                                       7,236,150
                                                                                   -------------
U.S. TREASURY NOTES--1.3%
  U.S. Treasury Notes 5.625%, 5/15/08..................  Aaa               2,700       2,735,856
                                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $9,457,176)..................................................       9,972,006
                                                                                   -------------
AGENCY MORTGAGE-BACKED SECURITIES--0.7%
  GNMA 8%, '06.........................................  Aaa                 164         171,590
  GNMA 6.50%, '23-'26..................................  Aaa               1,388       1,391,723
                                                                                   -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,535,904)..................................................       1,563,313
                                                                                   -------------
MUNICIPAL BONDS--10.8%
COLORADO--1.0%
  Denver City & County School District 01 Taxable
    6.76%, 12/15/07....................................  Aaa               2,000       2,087,500
                                                                                   -------------
CALIFORNIA--2.2%
  California State Department Water System Series S 5%,
    12/1/29............................................  Aa                1,850       1,799,125
  Orange County Pension Obligation Series A Taxable
    7.67%, 9/1/09......................................  Aaa               2,620       2,927,850
                                                                                   -------------
                                                                                       4,726,975
                                                                                   -------------
FLORIDA--1.2%
  Palm Beach Waste Revenue Project B Taxable 10.50%,
    1/1/11 (e).........................................  NR                1,500       1,170,000
  University of Miami Exchangeable Revenue Series A
    Taxable 7.65%, 4/1/20..............................  Aaa               1,290       1,377,075
                                                                                   -------------
                                                                                       2,547,075
                                                                                   -------------
ILLINOIS--1.4%
  Illinois Educational Facilities Authority
    Revenue--Loyola University Series A 5.70%,
    7/1/24.............................................  Aaa               1,200       1,252,500
  Illinois Educational Facilities Authority
    Revenue--Loyola University Series A 7.84%,
    7/1/24.............................................  Aaa               1,600       1,770,000
                                                                                   -------------
                                                                                       3,022,500
                                                                                   -------------
MASSACHUSETTS--2.9%
  Massachusetts Port Authority Revenue Taxable 6.35%,
    7/1/06.............................................  Aa                1,500       1,516,875
  Massachusetts State Turnpike Authority Metropolitan
    Highway System Revenue Series A 5%, 1/1/27.........  Aaa               2,125       2,058,594
  Massachusetts State Water Authority Series D 5%,
    8/1/24.............................................  Aaa               2,500       2,431,250
                                                                                   -------------
                                                                                       6,006,719
                                                                                   -------------
PENNSYLVANIA--1.0%
  Pittsburgh Pension Taxable B 6.35%, 3/1/13...........  Aaa               2,000       2,022,500
                                                                                   -------------
VIRGINIA--0.4%
  Newport News Series B Taxable 7.05%, 1/15/25.........  Aa                  750         768,750
                                                                                   -------------

                                                           MOODY'S        PAR
                                                             BOND        VALUE
                                                            RATING       (000)         VALUE
                                                         ------------   --------   -------------
WASHINGTON--0.7%
  Washington State Series E Taxable 5%, 7/1/22.........  Aa             $  1,545   $   1,514,100
                                                                                   -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $21,960,837).................................................      22,696,119
                                                                                   -------------
ASSET-BACKED SECURITIES--3.5%
  Continental Airlines 97-2D, 7.522%, 6/30/01..........  Ba                2,600       2,652,000
  Green Tree Financial Corp. 94-1, B2 7.85%, 4/15/19...  Baa               3,000       3,013,594
  Morgan Stanley Capital 1 6.77%, 6/15/08..............  A(c)              1,700       1,730,281
                                                                                   -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $7,429,816)..................................................       7,395,875
                                                                                   -------------
CORPORATE BONDS--23.1%
AUTOMOBILES--1.2%
  Titan Tire 144A 7%, 2/11/00 (b)......................  NR                2,500       2,456,250
                                                                                   -------------
BANKS (MAJOR REGIONAL)--1.2%
  BNP U.S. Funding LLC, 144A, 7.738%, 12/31/49
    (b)(d).............................................  A                 2,500       2,515,977
                                                                                   -------------
BEVERAGES (NON-ALCOHOLIC)--1.0%
  Coca-Cola Enterprises 6.95%, 11/15/26................  A                 2,000       2,082,500
                                                                                   -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
  Poland Communications, Inc. B 9.875%, 11/1/03........  B                 2,200       2,169,750
                                                                                   -------------
COMPUTERS (SOFTWARE & SERVICES)--1.7%
  Computer Association International 144A 6.375%,
    4/15/05 (b)........................................  Baa               3,500       3,521,875
                                                                                   -------------
CONSUMER FINANCE--1.5%
  Household Finance Corp. EMTN, 6.40%, 6/17/08.........  A                 3,150       3,147,574
                                                                                   -------------
GAMING, LOTTERY & PARIMUTUEL COS.--0.5%
  Mashantucket Pequot 144A 6.91%, 9/1/12 (b)...........  Aaa               1,100       1,149,500
                                                                                   -------------
HEALTH CARE (DRUGS & MAJOR PHARMACEUTICALS)--1.0%
  Schein Pharmaceutical 144A 8.576%, 12/15/04 (b)(d)...  B                 2,055       2,055,000
                                                                                   -------------
MANUFACTURING (DIVERSIFIED)--1.1%
  Tyco International Group SA 7%, 6/15/28..............  Baa               2,250       2,269,688
                                                                                   -------------
OIL & GAS (EXPLORATION & PRODUCTION)--6.4%
  Benton Oil & Gas Co. 11.625%, 5/1/03.................  B                 1,000       1,062,500
  Benton Oil & Gas Co. 144A 9.375%, 11/1/07 (b)........  B                 1,500       1,466,250
  Forcenergy, Inc. 8.50%, 2/15/07......................  B                 4,325       4,108,750
  Lomak Petroleum, Inc. 8.75%, 1/15/07.................  B                 1,750       1,736,875
  Ocean Energy, Inc. 8.875%, 7/15/07...................  B                 3,000       3,142,500
  Snyder Oil Corp. 8.75%, 6/15/07......................  B                 2,000       2,015,000
                                                                                   -------------
                                                                                      13,531,875
                                                                                   -------------
OIL & GAS (REFINING & MARKETING)--1.4%
  PDVSA Finance Ltd. 98-1, 144A 7.50%, 11/15/28 (b)....  A                 3,000       3,000,000
                                                                                   -------------
SERVICES (COMMERCIAL & CONSUMER)--0.0%
  ARA Services, Inc. 10.625%, 8/1/00...................  Baa                  54          57,983
                                                                                   -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.3%
  Orion Network Systems Inc. 12.50%, 1/15/07...........  B                 1,000         750,000

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                           MOODY'S        PAR
                                                             BOND        VALUE
                                                            RATING       (000)         VALUE
                                                         ------------   --------   -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--CONTINUED
  Sprint Spectrum L.P. 12.50%, 8/15/06.................  Ba             $  2,325   $   1,987,875
                                                                                   -------------
                                                                                       2,737,875
                                                                                   -------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.6%
  RCN Corp. 144A 0%, 2/15/08 (b)(d)....................  B                 2,000       1,220,000
                                                                                   -------------
TELEPHONE--2.7%
  Global Crossing Holdings Ltd. 144A 9.625%, 5/15/08
    (b)................................................  NR                1,400       1,461,250
  Intermedia Communication Series B, 144A 11.25%,
    7/15/07 (b)........................................  B                 2,000       1,467,500
  Interamericas Communication Corp. 144A 14%, 10/27/07
    (b)................................................  NR                1,830       1,811,700
  Pathnet, Inc. UNIT, 144A 12.25%, 4/15/08 (b).........  NR                1,000       1,085,000
                                                                                   -------------
                                                                                       5,825,450
                                                                                   -------------
TRUCKERS & MARINE--0.5%
  Hvide Marine, Inc. 144A 8.375%,
    2/15/08 (b)........................................  B                 1,000         955,000
                                                                                   -------------
TOTAL CORPORATE BONDS
  (Identified cost $48,176,527).................................................      48,696,297
                                                                                   -------------
NON-AGENCY MORTGAGE BACKED SECURITIES--21.7%
  BTC Mortgage Investors Trust 97-S1, D 144A 6.95%,
    12/31/09 (b).......................................  BBB(c)            1,750       1,769,141
  Contimortgage Home Equity Loan Trust 98-1, B 7.86%,
    4/15/29............................................  Baa               4,000       4,062,500
  CS First Boston Mtg. Securities Corp. 97-SPCE, D 144A
    7.332%, 4/20/08 (b)................................  BBB(c)            1,800       1,820,812
  CS First Boston Mtg. Securities Corp. 97-IR, 1M4 144A
    7.355%, 2/28/22 (b)................................  Baa               2,798       2,816,880
  DLJ Mortgage Acceptance Corp. 97-CF2, B2 144A 7.14%,
    11/15/08 (b).......................................  Baa               2,200       2,252,250
  First Chicago/Lennar Trust 97-CHL1, D 144A 8.130%,
    5/19/08 (b)........................................  BB(c)             2,000       2,020,625
  First Union Lehman Brothers 98-C2, D 6.778%,
    3/18/13............................................  Baa               3,000       2,942,812
  General Electric Mortgage Services, Inc. 96-8, 2A5
    7.50%, 5/25/26.....................................  AAA(c)              981       1,007,978
  General Growth Properties 1, D2 144A 6.992%, 11/15/07
    (b)................................................  Baa               2,000       2,006,250
  Green Tree Financial Corp. 97-4, M1 7.22%, 2/15/29...  Aa                2,500       2,566,797
  IMC Home Equity Loan Trust 98-1, B 7.87%, 6/20/29....  Baa               2,000       2,031,250
  Impac CMB Trust 98-2, M3 7.25%, 4/25/28..............  A(c)              1,061       1,061,085
  Residential Asset Securitization Trust 96-A4, A13
    7.50%, 9/25/26.....................................  AAA(c)            1,000       1,022,812
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26...........................................  AAA(c)              781         785,154
  Residential Funding Mtg. Securities I 94-S7, M3
    6.50%, 3/25/24.....................................  Ba                4,045       3,891,324
  Ryland Mortgage Securities Corp. III 92-A, 1A 8.235%,
    3/29/30............................................  A-                  818         830,025
  Securitized Asset Sales, Inc. 95-6, B3 144A 7%,
    12/25/10 (b).......................................  NR                1,302       1,247,618
  Securitized Asset Sales, Inc. 95-A, M 7.53%,
    3/25/24............................................  Aa                1,784       1,844,837
  Structured Asset Securities Corp. 95-C1, D 7.375%,
    9/25/24............................................  BBB(c)            2,000       2,016,250
  Structured Asset Securities Corp. 93-C1, B 6.60%,
    10/25/24...........................................  A+(c)             2,250       2,235,234
  Structured Asset Securities Corp. 95-C4, 7%,
    6/25/26............................................  BBB(c)            1,900       1,903,563
  Team Fleet Financing Corp. 96-1, B 144A 7.10%,
    12/15/02 (b).......................................  BBB(c)            1,975       2,000,305
                                                           MOODY'S        PAR
                                                             BOND        VALUE
                                                            RATING       (000)         VALUE
                                                         ------------   --------   -------------
NON-AGENCY MORTGAGE BACKED SECURITIES--CONTINUED
  Wilshire Funding Corp. 97-WFC1, M3 7.25%, 8/25/27....  Baa            $  1,564   $   1,561,198
                                                                                   -------------
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (Identified cost $44,579,837).................................................      45,696,700
                                                                                   -------------
FOREIGN GOVERNMENT SECURITIES--16.2%
BRAZIL--1.7%
  Republic of Brazil C Bond, PIK interest
    capitalization 8%, 5/15/14.........................  B                 4,844       3,566,304
                                                                                   -------------
BULGARIA--1.0%
  Bulgaria FLIRB Series A Bearer Euro 2.25%, 7/28/12
    (d)................................................  B                 3,500       2,161,250
                                                                                   -------------
CROATIA--1.6%
  Croatia Series B 6.50%, 7/31/06 (d)..................  Baa               1,849       1,673,251
  Croatia Series A 6.50%, 7/31/10 (d)..................  Baa               2,000       1,740,000
                                                                                   -------------
                                                                                       3,413,251
                                                                                   -------------
DOMINICAN REPUBLIC--0.2%
  Dominican Republic PDI Bearer 6.688%, 8/30/09 (d)....  B+(c)               490         389,552
                                                                                   -------------
ECUADOR--1.0%
  Ecuador Bearer PDI Euro, PIK interest capitalization
    6.625%, 2/27/15 (d)................................  B                   695         400,735
  Ecuador Global Bearer PDI 3.25%, 2/27/15.............  B                 2,225       1,282,352
  Ecuador Registered PDI Euro, PIK interest
    capitalization 5.252%, 2/27/15 (d).................  B                   835         480,882
                                                                                   -------------
                                                                                       2,163,969
                                                                                   -------------
KOREA--1.5%
  Republic of Korea 8.75%, 4/15/03.....................  Ba                1,750       1,645,000
  Republic of Korea 8.875%, 4/15/08....................  Ba                1,750       1,601,250
                                                                                   -------------
                                                                                       3,246,250
                                                                                   -------------
MEXICO--1.8%
  United Mexican States Global Bond 11.50%, 5/15/26....  Ba                3,400       3,870,900
                                                                                   -------------
PANAMA--0.5%
  Republic of Panama 8.875%, 9/30/27...................  Ba                1,000         945,250
                                                                                   -------------
PERU--0.5%
  Peru PDI 4%, 3/7/17 (d)..............................  BB(c)             1,550         959,062
                                                                                   -------------
POLAND--2.4%
  Poland PDI Bearer 4%, 10/27/14 (d)...................  Baa               3,500       3,157,656
  Poland Global Reg's RSTA 3.75%, 10/27/24.............  Baa               2,500       1,778,125
                                                                                   -------------
                                                                                       4,935,781
                                                                                   -------------
RUSSIA--1.8%
  Russia IAN US FRB 144A 6.719%, 12/15/20 (b)(d).......  B                   137          76,116
  Russia Principal Loan 6.719%, 12/15/20...............  NR                7,800       3,705,000
                                                                                   -------------
                                                                                       3,781,116
                                                                                   -------------
SOUTH AFRICA--1.4%
  Republic of South Africa 8.50%, 6/23/17..............  Baa               3,000       2,868,750
                                                                                   -------------
VENEZUELA--0.8%
  Republic of Venezuela 9.25%, 9/15/27.................  Ba                2,250       1,747,688
                                                                                   -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $37,186,771).................................................      34,049,123
                                                                                   -------------
FOREIGN CORPORATE BONDS--14.4%
ARGENTINA--3.2%
  CIA Radiocomunic Moviles 144A 9.25%, 5/8/08 (b)......  Ba                3,200       3,072,000
  Bridas Corp. 12.50%, 11/15/99........................  Ba                1,600       1,680,000

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                                           MOODY'S        PAR
                                                             BOND        VALUE
                                                            RATING       (000)         VALUE
                                                         ------------   --------   -------------
ARGENTINA--CONTINUED
  Telefonica de Argentina 144A 9.125%, 5/7/08 (b)......  Ba             $  2,000   $   1,920,000
                                                                                   -------------
                                                                                       6,672,000
                                                                                   -------------
BERMUDA--0.9%
  AES China Generating Co. Yankee 10.125%, 12/15/06....  Ba                2,161       1,793,630
                                                                                   -------------
BRAZIL--1.7%
  Globo Communicacoes Part 144A 10.625%, 12/5/08 (b)...  B                 1,500       1,350,000
  RBS Participacoes SA 144A 11%
    4/1/07 (b).........................................  BB-(c)            2,500       2,250,000
                                                                                   -------------
                                                                                       3,600,000
                                                                                   -------------
CHILE--2.2%
  Compania Sud America Vapore 7.375%, 12/8/03..........  BBB(c)            2,000       1,940,000
  Empresa Nacional Electric 7.75%, 7/15/08.............  Baa               2,710       2,647,128
                                                                                   -------------
                                                                                       4,587,128
                                                                                   -------------
GREECE--0.9%
  Fage Dairy Industries SA 9%, 2/1/07..................  B                 2,000       1,957,500
                                                                                   -------------
INDONESIA--0.4%
  Asia Pulp & Paper, 144A 12%, 12/29/49 (b) ...........  Caa               1,090         798,425
                                                                                   -------------
JAPAN--1.5%
  IBJ Preferred Capital Company LLC, 144A 8.79%,
    12/29/49 (b)(d)....................................  Baa                 330         302,114
  SB Treasury Co. LLC, 144A, 9.40%, 12/29/49 (b)(d)....  Baa               3,000       2,962,500
                                                                                   -------------
                                                                                       3,264,614
                                                                                   -------------
MEXICO--1.5%
  Copamex Industries SA Series B 11.375%, 4/30/04......  NR                3,000       3,116,250
                                                                                   -------------
NETHERLANDS--2.1%
  PTC International Finance BV WI 144A 10.75%, 7/1/07
    (b)(d) ............................................  NR                6,500       4,493,125
                                                                                   -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $31,217,543).................................................      30,282,672
                                                                                   -------------
CONVERTIBLE BONDS--1.1%
OIL & GAS (DRILLING & EQUIPMENT)--1.1%
  Loews Corp. 3.125%, 9/15/07..........................  A                 2,400       2,178,000
                                                                                   -------------
TOTAL CONVERTIBLE BONDS
  (Identified cost $2,400,000)..................................................       2,178,000
                                                                                   -------------
FOREIGN CONVERTIBLE BONDS--2.0%
CANADA--0.3%
  Petersburg Long Distance Telekom 144A 9%, 6/1/06
    (b)................................................  NR                  600         630,000
                                                                                   -------------
RUSSIA--1.7%
  Lukinter Finance BV RegS 3.50%, 5/6/02...............  B                 3,950       3,570,010
                                                                                   -------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $5,664,725)..................................................       4,200,010
                                                                                   -------------

                                                                    SHARES        VALUE
                                                                   --------   -------------
PREFERRED STOCKS--0.5%
PAPER & FOREST PRODUCTS--0.5%
  SD Warren Co. B Pfd. PIK 14%...................................    30,000   $   1,043,479
                                                                              -------------
TOTAL PREFERRED STOCKS
  (Identified cost $607,500)...............................................       1,043,479
                                                                              -------------
WARRANTS--0.0%
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.0%
  Orion Network Systems, Inc. Warrants (e).......................     1,000          10,000
                                                                              -------------
TOTAL WARRANTS
  (Identified cost $0).....................................................          10,000
                                                                              -------------

                                                                  NUMBER OF
                                                                  CONTRACTS
                                                                -------------
OPTIONS--0.0%
  Brazil ET call option 8/12/98 $87.69
    (Par subject to call $1,940,000).........................               2              --
  Bulgaria IAB call option 7/20/98 $79.75
    (Par subject to call $1,500,000).........................             1.5              --
  Ecuador PDI call option 9/17/98 $59.50
    (Par subject to call $3,059,843).........................            2.75          67,444
  Russian Principal call option 7/23/98 $62.38
    (Par subject to call $1,000,000).........................               1             200
  Venezuela DCB call option 8/13/98 $89.19
    (Par subject to call $2,000,000).........................               2              91
  Venezuela call option 7/23/98 $89.10
    (Par subject to call $2,500,000).........................             2.5              28
                                                                                -------------
TOTAL OPTIONS
  (Identified cost $289,480).................................................          67,763
                                                                                -------------
TOTAL LONG-TERM INVESTMENTS--98.7%
  (Identified cost $210,506,116).............................................     207,851,357
                                                                                -------------

                                                          STANDARD       PAR
                                                          & POOR'S      VALUE
                                                           RATING       (000)
                                                         ----------   ---------
SHORT-TERM OBLIGATIONS--1.3%
COMMERCIAL PAPER--1.3%
  Cargill, Inc. 6.10%, 7/1/98..........................  A-1+         $   2,775       2,775,000
                                                                                  -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,775,000).................................................       2,775,000
                                                                                  -------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $213,281,116)...............................................     210,626,357(a)
  Cash and receivables, less liabilities--0.0%.................................          65,935
                                                                                  -------------
NET ASSETS--100.0%.............................................................   $ 210,692,292
                                                                                  -------------
                                                                                  -------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $4,801,052 and gross depreciation of $7,462,157 for income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $213,287,462.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified Institutional buyers. At June 30, 1998, those securities amounted to a value of $57,953,463 or 27.5% of net assets.
(c)  As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; Interest rate shown reflects the rate currently in effect.
(e)  Non-income producing.

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $213,281,116).............................................  $ 210,626,357
Cash........................................................         40,450
Receivables
  Investment securities sold................................      1,244,161
  Fund shares sold..........................................         97,897
  Interest and dividends....................................      2,582,811
                                                              -------------
    Total assets............................................    214,591,676
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      2,465,262
  Fund shares repurchased...................................      1,208,611
  Investment advisory fee...................................         86,662
  Financial agent fee.......................................         15,987
  Trustees' fee.............................................         10,665
  Accrued expenses..........................................        112,197
                                                              -------------
    Total liabilities.......................................      3,899,384
                                                              -------------
NET ASSETS..................................................  $ 210,692,292
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 210,658,140
  Undistributed net investment income.......................        125,782
  Accumulated net realized gain.............................      2,563,129
  Net unrealized depreciation...............................     (2,654,759)
                                                              -------------
NET ASSETS..................................................  $ 210,692,292
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,928,223
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       10.07
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $  8,023,616
  Dividends.................................................        39,987
                                                              ------------
    Total investment income.................................     8,063,603
                                                              ------------
EXPENSES
  Investment advisory fee...................................       509,075
  Financial agent fee.......................................        66,696
  Printing..................................................        57,642
  Custodian.................................................        18,400
  Professional..............................................        11,888
  Trustees..................................................        10,791
  Miscellaneous.............................................         4,517
                                                              ------------
    Total expenses..........................................       679,009
                                                              ------------
NET INVESTMENT INCOME.......................................     7,384,594
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     2,807,785
  Net realized loss on foreign currency transactions........      (226,507)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (7,460,362)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................    (4,879,084)
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  2,505,510
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED          YEAR ENDED
                                                              JUNE 30, 1998     DECEMBER 31,
                                                               (UNAUDITED)          1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income.....................................  $   7,384,594    $  11,667,589
  Net realized gain.........................................      2,581,278        4,695,405
  Net change in unrealized appreciation (depreciation)......     (7,460,362)         390,571
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......      2,505,510       16,753,565
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (7,594,954)     (11,945,923)
  Net realized gains........................................     (1,251,674)      (4,694,394)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................     (8,846,628)     (16,640,317)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (4,352,320 and 8,085,010
    shares, respectively)...................................     45,468,809       84,607,552
  Net asset value of shares issued from reinvestment of
    distributions (868,477 and 1,609,511 shares,
    respectively)...........................................      8,846,628       16,640,317
  Cost of shares repurchased (2,748,187 and 5,265,201
    shares, respectively)...................................    (28,908,611)     (54,778,943)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     25,406,826       46,468,926
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS................................     19,065,708       46,582,174
NET ASSETS
  Beginning of period.......................................    191,626,584      145,044,410
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $125,782 AND $336,142, RESPECTIVELY)..........  $ 210,692,292    $ 191,626,584
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      SIX MONTHS
                                         ENDED
                                        6/30/98                           YEAR ENDED DECEMBER 31,
                                      (UNAUDITED)     1997         1996         1995            1994            1993
                                      -----------   ---------    ---------    ---------       ---------       ---------
Net asset value, beginning of
  period............................   $  10.38     $   10.34    $   10.22    $    8.98       $   10.27       $    9.58
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.............       0.37          0.75(1)      0.79(1)      0.83(1)(2)      0.72(1)(2)      0.66(1)(2)
  Net realized and unrealized gain
    (loss)..........................      (0.24)         0.34         0.43         1.22           (1.28)           0.84
                                      -----------   ---------    ---------    ---------       ---------       ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................       0.13          1.09         1.22         2.05           (0.56)           1.50
                                      -----------   ---------    ---------    ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................      (0.38)        (0.77)       (0.78)       (0.81)          (0.73)          (0.66)
  Dividends from net realized
    gains...........................      (0.06)        (0.28)       (0.32)          --              --           (0.15)
                                      -----------   ---------    ---------    ---------       ---------       ---------
    TOTAL DISTRIBUTIONS.............      (0.44)        (1.05)       (1.10)       (0.81)          (0.73)          (0.81)
                                      -----------   ---------    ---------    ---------       ---------       ---------
CHANGE IN NET ASSET VALUE...........      (0.31)         0.04         0.12         1.24           (1.29)           0.69
                                      -----------   ---------    ---------    ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD......   $  10.07     $   10.38    $   10.34    $   10.22       $    8.98       $   10.27
                                      -----------   ---------    ---------    ---------       ---------       ---------
                                      -----------   ---------    ---------    ---------       ---------       ---------

Total return........................       1.20%(5)     10.93%       12.42%       23.54%          (5.47)%         15.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................   $210,692      $191,627     $145,044     $109,046         $74,686         $79,393
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................       0.67%(4)      0.65%        0.65%        0.65%(3)        0.66%           0.65%
  Net investment income.............       7.25%(4)      7.25%        7.80%        8.55%           7.62%           6.71%
Portfolio turnover rate.............         91%(5)       151%         191%         147%            181%            169%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007, $0.006 and $0.005 per share, respectively.
(2) Computed using average shares outstanding
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees: if expense offsets were included, the ratio would not significantly differ.
(4) Annualized
(5) Not annualized

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

INVESTOR PROFILE

    Phoenix Strategic Allocation Series is designed for investors seeking capital appreciation with less volatility than an all-equity fund.

INVESTMENT ADVISER'S REPORT

    For the six-month reporting cycle ended June 30, 1998, the Phoenix Strategic Allocation Series returned 10.22%. The return for the S&P 500 Index was 17.75%.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    The U.S. stock market continued to reward equity investors handsomely over the last six months, with the S&P 500 Index posting another double-digit gain. Technology, health-care, and consumer cyclical stocks led the market during this latest reporting period, while the energy and transportation sectors brought up the rear. The divergence between large- and small-cap performance continued to widen as investors craved the earnings stability and liquidity of blue-chip companies. As measured by the Russell 2000 Index,** small-company stocks returned a relatively disappointing 4.9% over this semiannual reporting cycle.

    Aided by a strong U.S. equity market, Phoenix Strategic Allocation Series posted a gain over the latest fiscal reporting period. Positive contributors to equity performance included the Fund's overweighted position in the health-care sector as well as strong stock selection in capital goods, consumer staples and communication services. Individual stocks which produced exceptional gains included such names as PFIZER, AIRTOUCH COMMUNICATIONS, CISCO SYSTEMS, BMC SOFTWARE, STAPLES and TYCO INTERNATIONAL. On the other side of the equation, negative contributors over the last six months included the portfolio's exposure to the poorly performing energy group and weakness in some of our technology holdings.

    The fixed-income portion of the Fund benefited from the trend of falling interest rates. Performance was also helped by our high-quality government securities.

OUTLOOK

    Moving into the second half of 1998, we have not made any dramatic revisions to our outlook for the U.S. economy and its financial markets. Although recent economic data has been rather robust, we believe that growth will slow later this year as the impact of the "Asian flu" begins to take hold in the United States. In fact, corporate earnings growth has already begun decelerating and we expect this trend may continue for the remainder of 1998. While we are not forecasting the end to this long bull market or the start of the next recession, we would not be surprised to see the stock market take a well-deserved rest over the near-term.

    With regard to stock selection, we remain strongly biased toward large-cap growth companies that have limited Asian exposure and whose earnings are less economically sensitive. The Fund is currently overweighted (versus the S&P 500 Index) in such traditional growth sectors as health-care and technology, and to a lesser degree, communication services. Because of the present speculative M&A environment in the financial services arena, we believe that some of this group has become overbought and have elected to selectively take profits in this sector. Given their value and/or cyclical orientation, the Fund also has little or no exposure to basic materials, transportation and utilities.

    The bond market is likely to remain volatile as the market continues to question whether the economy and low unemployment will ultimately lead to higher inflation or whether the effects of the Asian turmoil will result in slower domestic growth, which could keep inflation in check.

    As of June 30, 1998, the Fund's asset allocation was 67% equities, 29% fixed-income and 4% cash equivalents.

 * The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

** The Russell 2000 Index is an unmanaged, commonly used measure of small company total return performance. The Index is not available for direct investment.

                          STRATEGIC ALLOCATION SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                              STANDARD     PAR
                                                              & POOR'S    VALUE
                                                               RATING     (000)         VALUE
                                                              --------  ---------   -------------
U.S. GOVERNMENT SECURITIES--11.0%
U.S. TREASURY BONDS--0.5%
  U.S. Treasury Bonds 6.125%, 11/15/27......................  AAA       $   2,000   $   2,143,020
                                                                                    -------------
U.S. TREASURY NOTES--10.5%
  U.S. Treasury Notes 5.625%, 10/31/99......................  AAA             800         800,896
  U.S. Treasury Notes 5.50%, 2/29/00........................  AAA          15,000      14,996,399
  U.S. Treasury Notes 5.75%, 11/15/00.......................  AAA           4,950       4,972,423
  U.S. Treasury Notes 5.75%, 11/30/02.......................  AAA           1,630       1,642,746
  U.S. Treasury Notes 5.50%, 1/31/03........................  AAA          12,425      12,406,486
  U.S. Treasury Notes 5.50%, 2/28/03........................  AAA           7,000       6,989,289
  U.S. Treasury Notes 5.75%, 4/30/03........................  AAA           3,725       3,758,189
  U.S. Treasury Notes 5.50%, 2/15/08........................  AAA           2,550       2,546,328
                                                                                    -------------
                                                                                       48,112,756
                                                                                    -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $50,129,586)..................................................      50,255,776
                                                                                    -------------
MUNICIPAL BONDS--3.4%
CALIFORNIA--1.6%
  California State Department Water System Series S 5%,
    12/1/29.................................................  AA              415         403,587
  Kern County Pension Obligation Taxable 7.26%, 8/15/14.....  AAA           1,500       1,648,125
  Long Beach Pension Obligation Taxable 6.87%, 9/1/06.......  AAA             840         877,800
  Los Angeles County Public Works 5.125%, 12/1/29...........  AAA             630         620,941
  San Bernardino County Pension Obligation Revenue Taxable
    6.87%, 8/1/08...........................................  AAA             410         429,987
  San Bernardino County Pension Obligation Revenue Taxable
    6.94%, 8/1/09...........................................  AAA           1,110       1,172,437
  Sonoma County Pension Taxable 6.625%, 6/1/13..............  AAA             925         952,750
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.................................................  AAA             975         999,375
                                                                                    -------------
                                                                                        7,105,002
                                                                                    -------------
FLORIDA--1.0%
  Florida State Department of Transportation Series A 5%,
    7/1/27..................................................  AA+             500         488,125
  Miami Beach Special Obligation Taxable 8.60%, 9/1/21......  AAA           3,210       3,647,363
  University of Miami Exchangeable Revenue Series A Taxable
    7.65%, 4/1/20...........................................  AAA             540         576,450
                                                                                    -------------
                                                                                        4,711,938
                                                                                    -------------
MASSACHUSETTS--0.3%
  Massachusetts State Port Authority Revenue 6.05%,
    7/1/02..................................................  AA              835         835,000
  Massachusetts State Water Authority 5%, 8/1/24............  AAA             500         486,250
                                                                                    -------------
                                                                                        1,321,250
                                                                                    -------------
NEW YORK--0.3%
  New York State Dorm Authority Revenue Taxable 6.90%,
    4/1/03..................................................  BAA             725         743,125
  New York State Environmental Facilities Corp. Revenue
    Taxable 6.70%, 3/15/08..................................  AAA             670         696,800
                                                                                    -------------
                                                                                        1,439,925
                                                                                    -------------

                                                              STANDARD     PAR
                                                              & POOR'S    VALUE
                                                               RATING     (000)         VALUE
                                                              --------  ---------   -------------
TEXAS--0.1%
  Houston Water & Sewer System Refunding, Jr. Lien, Series D
    5%, 12/1/25.............................................  AAA       $     630   $     615,038
                                                                                    -------------
WASHINGTON--0.1%
  Washington State Series E Taxable 5%, 7/1/22..............  AA+             630         617,400
                                                                                    -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $15,293,782)..................................................      15,810,553
                                                                                    -------------
ASSET-BACKED SECURITIES--1.4%
  AESOP Funding II LLC 97-1, A2 144A 6.40%, 10/20/03
    (d)(f)..................................................  AAA           2,000       2,033,750
  Capita Equipment Receivables Trust 97-1, B 6.45%,
    8/15/02.................................................  AA              720         729,225
  Chase Credit Card Master Trust 97-2, A 6.30% 4/15/03......  AAA           2,000       2,022,600
  Fleetwood Credit Corp. 96-B, A 6.90%, 3/15/12.............  AAA             663         669,954
  Green Tree Financial Corp. 96-2, M1 7.60%, 5/15/27........  AA            1,075       1,129,758
                                                                                    -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $6,466,307)...................................................       6,585,287
                                                                                    -------------
CORPORATE BONDS--2.2%
BANKS (MONEY CENTER)--0.2%
  First Union Corp. 6.40%, 4/1/08...........................  A               900         903,375
                                                                                    -------------
COMPUTERS (SOFTWARE & SERVICES)--0.4%
  Computer Associates International 144A 6.375%, 4/15/05
    (d).....................................................  BAA           1,350       1,358,437
  Equifax, Inc. 6.30%, 7/1/05...............................  A               400         397,000
                                                                                    -------------
                                                                                        1,755,437
                                                                                    -------------
CONSUMER FINANCE--0.1%
  Ford Motor Credit Co. 6%, 1/14/03.........................  A               650         645,937
                                                                                    -------------
HEALTH CARE (DIVERSIFIED)--0.6%
  Tenet Healthcare Corp. 144A 8.125%, 12/1/08 (d)...........  BA            1,875       1,889,063
  McKesson Corp. 6.40%, 3/1/08..............................  A               900         896,625
                                                                                    -------------
                                                                                        2,785,688
                                                                                    -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
  Boston Scientific Corp. 6.625%, 3/15/05...................  Baa(c)          900         894,375
                                                                                    -------------
INVESTMENT BANKING/BROKERAGE--0.2%
  Merrill Lynch & Co. 6%, 2/12/03...........................  Aa(c)           875         871,719
                                                                                    -------------
MANUFACTURING (DIVERSIFIED)--0.1%
  Tyco International Group SA 6.375%, 6/15/05...............  Baa(c)          500         500,625
                                                                                    -------------
PAPER & FOREST PRODUCTS--0.1%
  Buckeye Cellulose Corp. 9.25%, 9/15/08....................  BA              350         368,375
                                                                                    -------------
RETAIL (FOOD CHAINS)--0.1%
  Meyer (Fred), Inc. 7.45%, 3/1/08..........................  Ba(c)           650         654,063
                                                                                    -------------
TELEPHONE--0.1%
  Century Telephone Enterprises 6.30%, 1/15/08..............  BAA             670         663,300
                                                                                    -------------
TRUCKS & PARTS--0.1%
  Cummins Engine, Inc. 6.45%, 3/1/05........................  BAA             320         322,800
                                                                                    -------------
TOTAL CORPORATE BONDS
  (Identified cost $10,308,720)..................................................      10,365,694
                                                                                    -------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

                                                              STANDARD     PAR
                                                              & POOR'S    VALUE
                                                               RATING     (000)         VALUE
                                                              --------  ---------   -------------
NON-AGENCY MORTGAGE BACKED SECURITIES--3.6%
  CS First Boston Mortgage Securities Corp. 95-AE, B 7.182%,
    11/25/27................................................  AA-       $   1,350   $   1,361,391
  First Union Lehman Bros. 97-C1, B 7.43%, 4/18/29..........  Aa(c)           850         905,250
  G.E. Capital Mortgage Services, Inc. 96-8, M 7.25%,
    5/25/26.................................................  AA              245         251,718
  Lehman Large Loan 97-LL1, B 6.95%, 3/12/07................  AA              645         671,002
  Mortgage Capital Funding 96-MC2, A3 7.01%, 9/20/06........  Aaa(c)        1,800       1,868,062
  NAVOT 98-A, 5.94%, 11/15/98...............................  AAA           1,300       1,300,000
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........  AA              450         479,391
  Norwest Asset Securities Corp. 7.75%, 1/25/27.............  AAA             900         927,281
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................  AAA             424         426,460
  Residential Funding Mortgage Securities I 96-S1, A11
    7.10%, 1/25/26..........................................  AAA           1,500       1,526,484
  Residential Funding Mortgage Securities I 96-S4, M1 7.25%,
    2/25/26.................................................  AA              977         997,662
  Securitized Asset Sales, Inc. 93-J, 6.807%, 11/28/23......  A               971         973,835
  Structured Asset Securities Corp. 93-C1, B 6.60%,
    10/25/24................................................  A             1,150       1,142,547
  Structured Asset Securities Corp. 95-C4, B 7%, 6/25/26....  AA            1,650       1,665,984
  Triangle Funding Ltd. 97-3A, 1B 5.846%, 10/15/05..........  AA            2,000       1,996,875
                                                                                    -------------
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (Identified cost $16,198,779)..................................................      16,493,942
                                                                                    -------------
FOREIGN GOVERNMENT SECURITIES--2.5%
ARGENTINA--0.3%
  Republic of Argentina Bearer 6.625%, 3/31/05..............  Ba(c)         1,036         915,770
  Republic of Argentina 9.75%, 9/19/27......................  Ba(c)           490         453,862
                                                                                    -------------
                                                                                        1,369,632
                                                                                    -------------
BRAZIL--0.2%
  Republic of Brazil NMB-L 6.688%,
    4/15/09 (e).............................................  B             1,185         905,044
                                                                                    -------------
BULGARIA--0.1%
  Republic of Bulgaria FLIRB Series A Bearer Euro 2.25%,
    7/28/12 (e).............................................  B               810         500,175
                                                                                    -------------
COLOMBIA--0.2%
  Republic of Colombia Yankee 7.25%, 2/23/04................  BAA           1,000         925,000
                                                                                    -------------
CROATIA--0.2%
  Croatia Series B 6.50%, 7/31/06 (e).......................  Baa(c)          485         439,229
  Croatia Series A 6.50%, 7/31/10 (e).......................  Baa(c)          550         478,500
                                                                                    -------------
                                                                                          917,729
                                                                                    -------------
ECUADOR--0.1%
  Ecuador Bearer PDI Euro, PIK interest capitalization
    6.625%, 2/27/15 (e).....................................  B(c)            751         432,833
                                                                                    -------------
KOREA--0.2%
  Republic of Korea 8.875%, 4/15/08.........................  Ba(c)         1,095       1,001,925
                                                                                    -------------
MEXICO--0.3%
  United Mexican States Global Bond 11.50%, 5/15/26.........  Ba(c)         1,175       1,337,737
                                                                                    -------------
PANAMA--0.2%
  Republic of Panama 8.875%, 9/30/27........................  Ba(c)           965         912,166
                                                                                    -------------
PERU--0.1%
  Peru PDI 4%, 3/7/17 (e)...................................  BB              730         451,687
                                                                                    -------------
                                                              STANDARD     PAR
                                                              & POOR'S    VALUE
                                                               RATING     (000)         VALUE
                                                              --------  ---------   -------------
POLAND--0.3%
  Poland PDI Bearer 4%, 10/27/14 (e)........................  Baa(c)    $   1,475   $   1,330,727
                                                                                    -------------
RUSSIA--0.2%
  Russia IAN Series U.S. 144A 6.625%, 12/15/15 (d)(e).......  NR              709         394,139
  Russia Principal Loan, PIK interest capitalization 6.625%,
    12/15/20 (e)............................................  NR              750         356,250
                                                                                    -------------
                                                                                          750,389
                                                                                    -------------
VENEZUELA--0.1%
  Republic of Venezuela 9.25%, 9/15/27......................  Ba(c)           530         411,678
                                                                                    -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $11,602,747)..................................................      11,246,722
                                                                                    -------------
FOREIGN CORPORATE BONDS--0.5%
ARGENTINA--0.1%
  Movicom 144A 9.25%, 5/8/08 (d)............................  BA              450         432,000
                                                                                    -------------
CHILE--0.1%
  Compania Sud Americana de Vapores SA 7.375%, 12/8/03......  BBB             140         135,800
  Petropower I Funding Trust 144A 7.36%, 2/15/14 (d)........  BBB             500         453,160
                                                                                    -------------
                                                                                          588,960
                                                                                    -------------
JAPAN--0.3%
  IBJ Preferred Capital Co. 144A 8.79%, 12/29/49 (d)(e).....  Baa(c)          830         759,862
  SB Treasury Co. 144A 9.40%, 12/29/49 (d)(e)...............  Baa(c)          830         818,070
                                                                                    -------------
                                                                                        1,577,932
                                                                                    -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $2,740,253)...................................................       2,598,892
                                                                                    -------------

                                                                         SHARES
                                                                        ---------
COMMON STOCKS--67.0%
AEROSPACE/DEFENSE--0.7%
  Boeing Co...........................................................     73,300       3,266,431
                                                                                    -------------
BANKS (MAJOR REGIONAL)--2.9%
  Banc One Corp.......................................................     55,230       3,082,524
  BankBoston Corp.....................................................     42,600       2,369,625
  Mellon Bank Corp....................................................     38,300       2,666,637
  U.S. Bancorp........................................................    123,900       5,327,700
                                                                                    -------------
                                                                                       13,446,486
                                                                                    -------------
BANKS (MONEY CENTER)--2.8%
  BankAmerica Corp....................................................     48,400       4,183,575
  Citicorp............................................................     14,100       2,104,425
  First Chicago NBD Corp..............................................     35,000       3,101,875
  NationsBank Corp....................................................     45,400       3,473,100
                                                                                    -------------
                                                                                       12,862,975
                                                                                    -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.9%
  CBS Corp............................................................    156,400       4,965,700
  Capstar Broadcasting Corp. (b)......................................     22,400         562,800
  Chancellor Media Corp. (b)..........................................     76,800       3,813,600
  Clear Channel Communications, Inc. (b)..............................     37,400       4,081,275
                                                                                    -------------
                                                                                       13,423,375
                                                                                    -------------
CHEMICALS (DIVERSIFIED)--1.2%
  Monsanto Co.........................................................     97,100       5,425,462
                                                                                    -------------
COMPUTERS (HARDWARE)--4.1%
  Compaq Computer Corp................................................    102,900       2,919,787
  International Business Machines Corp................................    136,500      15,671,906
                                                                                    -------------
                                                                                       18,591,693
                                                                                    -------------
COMPUTERS (NETWORKING)--0.8%
  Cisco Systems, Inc. (b).............................................     41,650       3,834,403
                                                                                    -------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

                                                                         SHARES         VALUE
                                                                        ---------   -------------
COMPUTERS (PERIPHERALS)--0.5%
  EMC Corp. (b).......................................................     55,500   $   2,487,094
                                                                                    -------------
COMPUTERS (SOFTWARE & SERVICES)--5.7%
  America Online, Inc. (b)............................................     21,000       2,226,000
  BMC Software, Inc. (b)..............................................     91,000       4,726,312
  Comdisco, Inc.......................................................     42,000         798,000
  Computer Associates International, Inc..............................    108,200       6,011,862
  Compuware Corp. (b).................................................    122,500       6,262,812
  Edwards (J.D.) & Co.................................................     52,600       2,258,512
  Microsoft Corp. (b).................................................     19,600       2,124,150
  Sterling Commerce, Inc. (b).........................................     37,300       1,809,050
                                                                                    -------------
                                                                                       26,216,698
                                                                                    -------------
CONSUMER FINANCE--1.4%
  Household International, Inc........................................     46,100       2,293,475
  MBNA Corp...........................................................    118,000       3,894,000
                                                                                    -------------
                                                                                        6,187,475
                                                                                    -------------
CONTAINERS (METAL & GLASS)--0.4%
  Owens-Illinois, Inc. (b)............................................     43,000       1,924,250
                                                                                    -------------
DISTRIBUTORS (FOOD & HEALTH)--0.9%
  Cardinal Health, Inc................................................     45,600       4,275,000
                                                                                    -------------
ELECTRICAL EQUIPMENT--1.2%
  General Electric Co.................................................     61,600       5,605,600
                                                                                    -------------
ELECTRONICS (INSTRUMENTATION)--0.3%
  Linear Technology Corp..............................................     21,400       1,290,687
                                                                                    -------------
ELECTRONICS (SEMICONDUCTORS)--0.9%
  Intel Corp..........................................................     58,400       4,328,900
                                                                                    -------------
ENTERTAINMENT--1.8%
  Liberty Media Group (b).............................................    143,800       5,581,237
  Walt Disney Co. (The)...............................................     26,400       2,773,650
                                                                                    -------------
                                                                                        8,354,887
                                                                                    -------------
FINANCIAL (DIVERSIFIED)--1.1%
  Freddie Mac.........................................................    103,400       4,866,262
                                                                                    -------------
HEALTH CARE (DIVERSIFIED)--3.4%
  Bristol-Myers Squibb Co.............................................     69,300       7,965,169
  Warner-Lambert Co...................................................    108,500       7,527,188
                                                                                    -------------
                                                                                       15,492,357
                                                                                    -------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.9%
  Pfizer, Inc.........................................................     62,100       6,749,494
  Schering-Plough Corp................................................     78,500       7,192,563
  Watson Pharmaceuticals, Inc. (b)....................................     84,100       3,926,419
                                                                                    -------------
                                                                                       17,868,476
                                                                                    -------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.6%
  HBO & Co............................................................    211,300       7,448,325
                                                                                    -------------
HEALTH CARE (LONG TERM CARE)--0.9%
  HEALTHSOUTH Corp. (b)...............................................    160,500       4,283,344
                                                                                    -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
  Medtronic, Inc......................................................     88,600       5,648,250
                                                                                    -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
  Colgate-Palmolive Co................................................     46,500       4,092,000
  Procter & Gamble Co.................................................     35,600       3,241,825
                                                                                    -------------
                                                                                        7,333,825
                                                                                    -------------
INSURANCE (LIFE/HEALTH)--0.4%
  UNUM Corp...........................................................     29,000       1,609,500
                                                                                    -------------
INSURANCE (MULTI-LINE)--1.8%
  American International Group, Inc...................................     32,600       4,759,600
  ReliaStar Financial Corp............................................     35,600       1,708,800
  Travelers Group, Inc................................................     25,700       1,558,063
                                                                                    -------------
                                                                                        8,026,463
                                                                                    -------------
                                                                         SHARES         VALUE
                                                                        ---------   -------------
INSURANCE (PROPERTY-CASUALTY)--0.6%
  Allstate Corp.......................................................     32,000   $   2,930,000
                                                                                    -------------
MANUFACTURING (DIVERSIFIED)--1.6%
  Thermo Electron Corp. (b)...........................................     42,800       1,463,225
  Tyco International Ltd..............................................     96,000       6,048,000
                                                                                    -------------
                                                                                        7,511,225
                                                                                    -------------
OIL & GAS (DRILLING & EQUIPMENT)--2.8%
  Cooper Cameron Corp. (b)............................................     23,700       1,208,700
  Diamond Offshore Drilling, Inc......................................     23,900         956,000
  Global Industry Ltd. (b)............................................     40,600         685,125
  Halliburton Co......................................................     59,200       2,638,100
  Schlumberger Ltd....................................................     71,200       4,863,850
  Transocean Offshore, Inc............................................     50,300       2,238,350
                                                                                    -------------
                                                                                       12,590,125
                                                                                    -------------
OIL & GAS (REFINING & MARKETING)--1.0%
  Tosco Corp..........................................................    146,700       4,309,313
                                                                                    -------------
RETAIL (BUILDING SUPPLIES)--1.3%
  Home Depot, Inc.....................................................     68,900       5,723,006
                                                                                    -------------
RETAIL (COMPUTERS & ELECTRONICS)--0.4%
  Tandy Corp..........................................................     32,700       1,735,144
                                                                                    -------------
RETAIL (DISCOUNTERS)--0.6%
  Consolidated Stores Corp. (b).......................................     78,700       2,852,875
                                                                                    -------------
RETAIL (DRUG STORES)--2.8%
  CVS Corp............................................................    157,800       6,144,338
  Rite Aid Corp.......................................................    172,900       6,494,556
                                                                                    -------------
                                                                                       12,638,894
                                                                                    -------------
RETAIL (FOOD CHAINS)--2.4%
  Meyer (Fred), Inc. (b)..............................................     59,250       2,518,125
  Safeway, Inc. (b)...................................................    204,100       8,304,319
                                                                                    -------------
                                                                                       10,822,444
                                                                                    -------------
RETAIL (GENERAL MERCHANDISE)--2.1%
  Borders Group, Inc. (b).............................................     72,700       2,689,900
  Sears, Roebuck & Co.................................................     52,200       3,187,463
  Staples, Inc. (b)...................................................    135,700       3,926,819
                                                                                    -------------
                                                                                        9,804,182
                                                                                    -------------
RETAIL (SPECIALTY-APPAREL)--0.5%
  TJX Companies, Inc..................................................     90,600       2,185,725
                                                                                    -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.1%
  Airtouch Communications, Inc. (b)...................................    161,400       9,431,813
                                                                                    -------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.1%
  AT&T Corp...........................................................    159,600       9,117,150
  MCI Communications Corp.............................................     89,100       5,178,938
                                                                                    -------------
                                                                                       14,296,088
                                                                                    -------------
WASTE MANAGEMENT--1.3%
  U.S.A. Waste Services, Inc. (b).....................................    121,300       5,989,188
                                                                                    -------------
TOTAL COMMON STOCKS
  (Identified cost $279,411,312).................................................     306,918,240
                                                                                    -------------
FOREIGN COMMON STOCKS--3.4%
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)..........................     30,600       1,967,962
                                                                                    -------------
HOUSEHOLD FURN. & APPLIANCES--1.8%
  Royal Philips Electronics NV NY Registered Shares (Netherlands).....
                                                                           95,300       8,100,500
                                                                                    -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
  Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)..............
                                                                           60,300       1,726,088
                                                                                    -------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

                                                                         SHARES         VALUE
                                                                        ---------   -------------
TELEPHONE--0.8%
  Telecomunicacoes Brasileiras SA Sponsored ADR (Brazil)..............
                                                                           32,000   $   3,494,000
                                                                                    -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $15,368,440)..................................................      15,288,550
                                                                                    -------------
TOTAL LONG-TERM INVESTMENTS--95.0%
  (Identified cost $407,519,926).................................................     435,563,656
                                                                                    -------------

                                                              STANDARD     PAR
                                                              & POOR'S    VALUE
                                                               RATING     (000)
                                                              --------  ---------
SHORT-TERM OBLIGATIONS--4.2%
COMMERCIAL PAPER--4.2%
  Asset Securitization Cooperative Corp. 6%, 7/1/98.........  A-1+      $   1,725       1,725,000
  Pitney Bowes Credit Corp. 6%, 7/1/98......................  A-1+          2,625       2,625,000
  DuPont (E.I.) de Nemours & Co. 5.50%, 7/7/98..............  A-1+          4,815       4,809,850

                                                              STANDARD     PAR
                                                              & POOR'S    VALUE
                                                               RATING     (000)         VALUE
                                                              --------  ---------   -------------
COMMERCIAL PAPER--CONTINUED
  Potomac Electric Power Co. 5.60%, 7/7/98..................  A-1       $   3,445   $   3,441,785
  Campbell Soup Co. 5.53%, 7/10/98..........................  A-1+          1,490       1,487,940
  Vermont American Corp. 5.52%, 7/16/98.....................  A-1+          1,770       1,765,929
  Asset Securitization Cooperative Corp. 5.53%, 8/13/98.....  A-1+          2,500       2,480,238
  Beta Finance, Inc. 5.44%, 9/24/98.........................  A-1+            750         740,296
                                                                                    -------------
                                                                                       19,076,038
                                                                                    -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $19,079,359)..................................................      19,076,038
                                                                                    -------------
TOTAL INVESTMENTS--99.2%
  (Identified cost $426,599,285).................................................     454,639,694(a)
  Cash and receivables, less liabilities--0.8%...................................       3,740,158
                                                                                    -------------
NET ASSETS--100%.................................................................   $ 458,379,852
                                                                                    -------------
                                                                                    -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,577,053 and gross depreciation of $6,759,575 for income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $426,822,216.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to a value of $8,138,481 or 1.8% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $426,599,285).............................................  $ 454,639,694
Cash........................................................      1,765,718
Receivables
  Investment securities sold................................      3,848,553
  Interest and dividends....................................      1,952,396
  Fund shares sold..........................................        285,213
                                                              -------------
    Total assets............................................    462,491,574
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      3,400,962
  Fund shares repurchased...................................        375,696
  Investment advisory fee...................................        207,805
  Financial agent fee.......................................         24,248
  Trustees' fee.............................................          7,829
  Accrued expenses..........................................         95,182
                                                              -------------
    Total liabilities.......................................      4,111,722
                                                              -------------
NET ASSETS..................................................  $ 458,379,852
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 398,527,384
  Undistributed net investment income.......................        836,906
  Accumulated net realized gain.............................     30,975,153
  Net unrealized appreciation...............................     28,040,409
                                                              -------------
NET ASSETS..................................................  $ 458,379,852
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     30,783,302
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       14.89
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $   5,336,333
  Dividends.................................................      1,129,288
                                                              -------------
    Total investment income.................................      6,465,621
                                                              -------------
EXPENSES
  Investment advisory fee...................................      1,281,460
  Financial agent fee.......................................        135,733
  Custodian.................................................         28,736
  Professional..............................................         10,123
  Trustees..................................................          7,791
  Printing..................................................          4,473
  Miscellaneous.............................................          7,812
                                                              -------------
    Total expenses..........................................      1,476,128
                                                              -------------
NET INVESTMENT INCOME.......................................      4,989,493
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     31,378,420
  Net realized gain on foreign currency transactions........          1,286
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      7,169,469
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     38,549,175
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  43,538,668
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 1998      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS
  Net investment income.....................................  $  4,989,493      $  8,442,610
  Net realized gain.........................................    31,379,706        63,639,021
  Net change in unrealized appreciation (depreciation)......     7,169,469         3,449,569
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......    43,538,668        75,531,200
                                                              -------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................    (4,185,083)       (8,832,503)
  Net realized gains........................................   (15,719,656)      (52,948,379)
                                                              -------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (19,904,739)      (61,780,882)
                                                              -------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,267,852 and 3,408,140
    shares, respectively)...................................    18,356,231        50,911,029
  Net asset value of shares issued from reinvestment of
    distributions (1,333,571 and 4,363,884 shares,
    respectively)...........................................    19,904,739        61,780,882
  Cost of shares repurchased (2,200,580 and 4,807,163
    shares, respectively)...................................   (32,517,163)      (71,683,788)
                                                              -------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     5,743,807        41,008,123
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS................................    29,377,736        54,758,441
NET ASSETS
  Beginning of period.......................................   429,002,116       374,243,675
                                                              -------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $836,906 AND $32,496, RESPECTIVELY)...........  $458,379,852      $429,002,116
                                                              -------------   -----------------
                                                              -------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                     SIX MONTHS
                                        ENDED
                                      06/30/98                                YEAR ENDED DECEMBER 31,
                                     (UNAUDITED)        1997           1996           1995           1994             1993
                                     -----------      ---------      ---------      ---------      ---------        ---------
Net asset value, beginning of
  period...........................   $  14.12        $   13.65      $   13.63      $   12.68      $   13.71        $   12.86
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............       0.17             0.32           0.32           0.45           0.36(1)(3)       0.23(3)
  Net realized and unrealized gain
    (loss).........................       1.27             2.46           0.91           1.84          (0.56)            1.17
                                     -----------      ---------      ---------      ---------      ---------        ---------
    TOTAL FROM INVESTMENT
      OPERATIONS...................       1.44             2.78           1.23           2.29          (0.20)            1.40
                                     -----------      ---------      ---------      ---------      ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income.........................      (0.14)           (0.33)         (0.31)         (0.45)         (0.37)           (0.23)
  Dividends from net realized
    gains..........................      (0.53)           (1.98)         (0.90)         (0.89)         (0.46)           (0.32)
                                     -----------      ---------      ---------      ---------      ---------        ---------
    TOTAL DISTRIBUTIONS............      (0.67)           (2.31)         (1.21)         (1.34)         (0.83)           (0.55)
                                     -----------      ---------      ---------      ---------      ---------        ---------
CHANGE IN NET ASSET VALUE..........       0.77             0.47           0.02           0.95          (1.03)            0.85
                                     -----------      ---------      ---------      ---------      ---------        ---------
NET ASSET VALUE, END OF PERIOD.....   $  14.89        $   14.12      $   13.65      $   13.63      $   12.68        $   13.71
                                     -----------      ---------      ---------      ---------      ---------        ---------
                                     -----------      ---------      ---------      ---------      ---------        ---------

Total return.......................      10.22%(5)        20.73%          9.05%         18.22%         (1.45)%          11.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)......................   $458,380         $429,002       $374,244       $353,838       $289,083         $256,011
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses...............       0.65%(4)         0.71%          0.70%          0.67%(2)       0.74%            0.74%
  Net investment income............       2.21%(4)         2.09%          2.26%          3.28%          2.71%            1.82%
Portfolio turnover rate............        117%(5)          368%           287%           170%           220%             269%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) Annualized.
(5) Not annualized.

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

INVESTOR PROFILE

    Phoenix International Series is appropriate for investors seeking long-term capital appreciation. Investors should note that foreign investing poses additional risks, such as currency fluctuations, less public information, and political and economic uncertainty.

INVESTMENT ADVISER'S REPORT

    For the six months ended June 30, 1998, Phoenix International Series earned 30.02% compared with a return of 16.08% for the Morgan Stanley Capital International (MSCI) EAFE Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    Western economies and stock markets continued to prosper despite the accelerating decline in the Far East with much of the region, including Japan, in recession. In general, Europe was seen as benefiting from developments in the Far East with the impact on inflation and hence interest rates more than offsetting the decline in demand.

    The Fund has particularly benefited from its overweighted position in Europe and minimal exposure to Japan and Asia. European markets have performed well. The advent of the Euro currency set to be launched in January 1999 has given European institutions access to a much greater pool of domestic currency investments. Also, European markets have attracted significant levels of foreign investment attracted by a region whose economies have much further to go in the current economic cycle and a paucity of investment opportunities elsewhere. This, coupled with the need for corporations to restructure in order to be prepared for a new (and more competitive) pan-European market and an emerging trend of improving shareholder returns, has combined with the global market environment to enable the European equity market to post particularly strong returns.

    The currency-led collapse in the Pacific Basin has left the region's markets in tatters and investors are nursing heavy losses. Only a determined effort by the IMF and the U.S. to establish credible recovery plans contained the crisis mostly within the region, allowing a selective market recovery in the first quarter of this year. Even this, however, petered out as investors' relief that the worst was over gave way to the realization that there was still much deeper economic pain to endure. Even supposed "safe havens," such as Hong Kong and Singapore, saw their stock markets fall heavily.

    For much of the past year, Japan has been struggling to avoid a recession. Recent data, however, show an economic contraction nearly as bad as that experienced during the first oil crisis. Investors have been correctly cynical of a series of fiscal packages and totally inadequate attempts to reform the banking system. It is only with the recent rapid depreciation of the yen and stock market that the government is being forced into more concrete action.

OUTLOOK

    Western markets have once again quickly shaken off their immediate concerns as liquidity and corporate activity reasserted themselves. A setback in European markets remains as elusive as ever with fleeting one/two day corrections in response to Wall Street fluctuations. With such limited competition from other equity markets, Europe remains the main focus for most strategists and fund managers.

    It is essential for Japan's economy to recover, as the implications of this for the region as a whole are immense with no upturn in the Pacific Basin likely without Japan's assistance. Fundamental valuations for good long-term businesses are looking increasingly compelling, however, with short selling distorting the picture. Given the scale of recent declines we could see a bounce in Asian markets on improved sentiment in the near term.

    In conclusion, while financial markets are proving to be extremely volatile, many of the past year's trends remain in place. Even with a further deterioration in the Far East, confidence in the ability of Western markets to withstand the squalls remains intact. The reasons for this continued bullishness remain low interest rates, low inflation, ample liquidity and merger and acquisition activity overcoming worries on valuation and earnings issues. These arguments have carried all before them for such a long time now that it is difficult to bet against them continuing.

* The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, commonly used measure of total return foreign stock performance. The Index is not available for direct investment.

                              INTERNATIONAL SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                      SHARES         VALUE
                                                    ----------   -------------
FOREIGN COMMON STOCKS--91.6%
AUSTRALIA--0.4%
  Westpac Banking Corporation Ltd. (Banks (Major
    Regional))....................................     176,000   $   1,073,530
                                                                 -------------
BELGIUM--1.0%
  KBC Bancassurance Holdings NV (Banks (Major
    Regional))....................................      29,000       2,595,269
                                                                 -------------
BRAZIL--0.8%
  Telecommunicacoes Brasilieras SA Sponsored ADR
    (Telephone)...................................      17,900       1,954,456
                                                                 -------------
CANADA--1.1%
  Bank of Montreal (Banks (Money Center)).........      49,200       2,710,025
                                                                 -------------
FINLAND--3.1%
  Merita PLC class A (Banks (Major Regional)).....     126,200         832,672
  Rasio Group PLC (Foods) (b).....................     260,500       4,729,043
  Tieto Corp. class B (Computers Software &
    Services).....................................      26,400       2,006,532
                                                                 -------------
                                                                     7,568,247
                                                                 -------------
FRANCE--12.5%
  Alcatel Alsthom (Telecommunications
    (Cellular/Wireless))..........................      26,100       5,314,082
  Alstom (Manufacturing (Specialized))............      73,500       2,419,191
  Atos SA (Computers Software & Services) (b).....       6,800       1,630,822
  Axa-UAP (Insurance (Multi-Line))................      33,369       3,753,028
  Banque Nationale de Paris (Banks (Money
    Center))......................................      74,300       6,070,794
  Coflexip SA (Oil & Gas (Drilling &
    Equipment))...................................      13,800       1,689,042
  Galeries Lafayette (Insurance (Multi-Line)).....       1,730       1,725,413
  Pinault-Printemps Redoute SA (Retail (General
    Merchandise)).................................       1,560       1,305,584
  Rhodia SA (Chemicals)...........................      10,000         278,861
  Scor SA (Insurance (Multi-Line))................      19,300       1,224,200
  Societe Generale (Banks (Major Regional)).......      26,100       5,426,321
                                                                 -------------
                                                                    30,837,338
                                                                 -------------
GERMANY--5.9%
  Adidas AG (Textiles (Apparel))..................      10,150       1,768,489
  Bayerische Motoren Werke AG (Automobiles).......       2,100       2,123,233
  Bayerische Motoren Werke AG New (Automobiles)...         630         628,244
  Deutsche Lufthansa AG Registered Shares
    (Airlines)....................................     152,150       3,831,082
  Mannesmann AG (Manufacturing (Specialized)).....      30,000       3,083,051
  Muenchener Rueckversicherungs Gesellschaft AG
    (Insurance (Life/Health)).....................       6,600       3,276,178
                                                                 -------------
                                                                    14,710,277
                                                                 -------------
HONG KONG--0.0%
  Henderson China Holding Ltd. (Real Estate)......         828             323
                                                                 -------------
HUNGARY--0.6%
  Matav Rt. Sponsored ADR (Telecommunications
    (Long Distance)) (b)..........................      50,200       1,477,762
                                                                 -------------
IRELAND--0.5%
  Elan Corp. PLC Sponsored ADR (Health Care
    (Diversified)) (b)............................      19,315       1,242,196
                                                                 -------------
ITALY--9.0%
  Banca Fideuram SPA (Financial (Diversified))....     249,900       1,424,847
  Banca Popolare di Brescia (Financial
    (Diversified))................................      95,000       1,795,730
  Ericsson SPA (Communications Equipment).........      42,000       2,488,031
  Istituto Mobiliare Italiano SPA (Banks
    (Major Regional)).............................     179,100       2,821,186
  La Fondiaria Assicurazioni (Insurance
    (Multi-Line)) (b).............................     221,700       1,273,414
  Mediaset SPA (Publishing) (b)...................     332,400       2,121,503

                                                      SHARES         VALUE
                                                    ----------   -------------
ITALY--CONTINUED
  Mediolanum SPA (Financial (Diversified))........      84,000   $   2,665,241
  Telecom Italia Mobile RNC (Communications
    Equipment)....................................     406,000       1,370,425
  Telecom Italia Mobile SPA (Telecommunications--
    (Cellular/Wireless))..........................     600,000       3,669,095
  Telecom Italia SPA (Communications Equipment)...     356,000       2,620,607
                                                                 -------------
                                                                    22,250,079
                                                                 -------------
MEXICO--2.4%
  Cemex SA de C.V. (Building Materials)...........     190,550         839,722
  Coca-Cola Femsa SA Sponsored ADR (Beverages
    (Non-Alcoholic)) (c)..........................     109,800       1,907,775
  Grupo Financiero Bancomer SA de C.V. (Banks
    (Major Regional)).............................   1,560,000         581,569
  Telefonos de Mexico SA Sponsored ADR
    (Telephone)...................................      56,700       2,725,144
                                                                 -------------
                                                                     6,054,210
                                                                 -------------
NETHERLANDS--9.0%
  AKZO Nobel (Chemicals) (b)......................      16,300       3,623,433
  Getronics NV (Computers (Software &
    Services))....................................      49,000       2,541,269
  IHC Caland NV (Oil & Gas (Drilling &
    Equipment))...................................      37,700       2,122,017
  ING Groep NV (Financial (Diversified))..........      68,000       4,452,616
  VNU-Verenigde Bezit (Publishing)................     131,800       4,788,086
  Vedior NV (Retail (General Merchandise)) (b)....      71,839       2,030,627
  Vendex NV (Retail (General Merchandise))........      72,800       2,737,757
                                                                 -------------
                                                                    22,295,805
                                                                 -------------
NORWAY--1.3%
  Merkantildata ASA (Computers
    (Software & Services))........................     256,000       3,236,055
                                                                 -------------
PERU--0.9%
  Telefonica del Peru SA Sponsored ADR
    (Telephone)...................................     109,000       2,227,688
                                                                 -------------
POLAND--0.2%
  Amica Wronki SA (Manufacturing (Specialized))
    (b)...........................................      47,629         472,599
                                                                 -------------
PORTUGAL--2.6%
  Brisa-Auto Estradas de Portugal SA (Engineering
    & Construction)...............................       4,400         188,177
  Portugal Telecom SA (Communications
    Equipment)....................................      58,400       3,095,149
  Telecel-Comunicacoes Pessoais SA
    (Telecommunications--(Cellular/Wireless))
    (b)(c)........................................      17,800       3,160,675
                                                                 -------------
                                                                     6,444,001
                                                                 -------------
SPAIN--5.7%
  Banco Popular Espanol SA (Banks (Major
    Regional))....................................      44,400       3,793,533
  Banco Santander SA (Banks (Money Center)).......     192,600       4,937,977
  Telefonica de Espana (Telephone)................     117,054       5,421,077
                                                                 -------------
                                                                    14,152,587
                                                                 -------------
SWEDEN--2.2%
  Forenings Sparbanken AB (Banks (Major
    Regional))....................................      40,400       1,215,807
  Mandamus AB (Real Estate).......................       2,020          12,665
  Skandia Forsakrings AB (Insurance
    (Multi-Line)).................................     287,500       4,109,744
                                                                 -------------
                                                                     5,338,216
                                                                 -------------
SWITZERLAND--7.3%
  Novartis AG Registered Shares (Health Care
    (Drugs-- Major Pharmaceuticals))..............       4,010       6,672,714
  Schweizerische Lebensversicherungs (Insurance
    (Life/ Health))...............................       4,030       3,411,449
  Schweizerische Rueckersicherungs (Insurance
    (Multi-Line)).................................         500       1,264,496

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                                                      SHARES         VALUE
                                                    ----------   -------------
SWITZERLAND--CONTINUED
  Zurich Versicherungs-Gesellschaft Registered
    Shares (Financial (Diversified))..............      10,510   $   6,707,287
                                                                 -------------
                                                                    18,055,946
                                                                 -------------
UNITED KINGDOM--25.1%
  British Aerospace PLC (Aerospace/Defense).......     622,000       4,773,918
  Cable & Wireless Communications PLC
    (Telecommunications (Cellular/Wireless))
    (b)...........................................     560,700       5,673,984
  Compass Group PLC (Lodging--Hotels).............     388,000       4,466,914
  GKN PLC (Engineering & Construction)............     234,000       2,963,360
  Granada Group PLC (Leisure Time Products).......      80,000       1,473,621
  Kingfisher PLC (Retail (General Merchandise))...      66,800       1,082,237
  Legal & General Group PLC (Insurance
    (Life/Health))................................     464,000       4,947,042
  Lloyds TSB Group PLC (Financial
    (Diversified))................................     471,600       6,586,065
  Misys PLC (Computers (Software & Services)).....      54,200       3,082,854
  National Express Group (Railroads)..............      77,000       1,244,277
  Next PLC (Retail (General Merchandise)).........     337,000       2,901,392
  Norwich Union PLC (Insurance (Life/Health)).....     190,000       1,383,772
  Rentokil Initial PLC (Services (Facilities &
    Environmental))...............................     544,000       3,916,575
  Sema Group PLC (Telecommunications (Cellular/
    Wireless))....................................     120,400       1,431,324
  Siebe PLC (Electrical Equipment)................     120,000       2,400,641
  Smithkline Beecham PLC (Health Care
    (Drugs--Major Pharmaceuticals))...............     100,620       1,224,719
  Stagecoach Holdings PLC (Transportation) (b)....     142,700       3,076,190
  Vodafone Group PLC (Telephone)..................     368,200       4,675,146
  WPP Group PLC (Services
    (Advertising/Marketing))......................     421,500       2,774,414
  Williams PLC (Manufacturing (Specialized))......     324,100       2,095,451
                                                                 -------------
                                                                    62,173,896
                                                                 -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $156,386,719)..............................     226,870,505
                                                                 -------------
                                                      SHARES         VALUE
                                                    ----------   -------------
FOREIGN PREFERRED STOCKS--4.6%
GERMANY--4.6%
  SAP AG Vorzug Pfd. (Computers (Software &
    Services))....................................      16,800   $  11,401,473
                                                                 -------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $4,087,384)................................      11,401,473
                                                                 -------------
TOTAL LONG-TERM INVESTMENTS--96.2%
  (Identified cost $160,474,103)..............................     238,271,978
                                                                 -------------

                                          STANDARD     PAR
                                          & POOR'S    VALUE
                                           RATING     (000)
                                          --------  ----------
SHORT-TERM OBLIGATIONS--4.0%
COMMERCIAL PAPER--4.0%
  Greenwich Funding Corp. 6.30%
    7/1/98..............................  A-1+      $    5,250      5,250,000
  Greenwich Funding Corp. 5.66 7/8/98...  A-1+             740        739,186
  Receivables Capital Corp. 5.80%
    7/10/98.............................  A-1+           2,470      2,466,418
  Dupont (E.I) de Nemours & Co. 5.55%
    7/29/98.............................  A-1+           1,500      1,493,525
                                                                 -------------
                                                                    9,949,129
                                                                 -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $9,949,129)................................      9,949,129
                                                                 -------------
TOTAL INVESTMENTS--100.2%
  (Identified cost $170,423,232)..............................    248,221,107(a)
  Cash and receivables, less liabilities--(0.2%)..............       (634,359)
                                                                 -------------
NET ASSETS--100.0%............................................   $247,586,748
                                                                 -------------
                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $79,754,898 and gross depreciation of $2,598,981 for income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $171,065,190.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.....................................................    2.0%
Airlines..............................................................    1.6
Automobiles...........................................................    1.2
Banks (Major Regional)................................................    7.7
Banks (Money Center)..................................................    5.8
Beverages (Non-Alcoholic).............................................    0.8
Building Materials....................................................    0.4
Chemicals.............................................................    1.6
Communications Equipment..............................................    4.0
Computers (Software & Services).......................................   10.0
Electrical Equipment..................................................    1.0
Engineering & Construction............................................    1.3
Financial (Diversified)...............................................   10.0
Foods.................................................................    2.0
Health Care--(Diversified)............................................    0.5
Health Care (Drugs--Major Pharmaceuticals)............................    3.3
Insurance (Life/Health)...............................................    5.5
Insurance (Multi-Line)................................................    5.6
Leisure Time (Products)...............................................    0.6
Lodging--Hotels.......................................................    1.9
Manufacturing (Specialized)...........................................    3.4
Oil & Gas (Drilling & Equipment)......................................    1.6
Publishing............................................................    2.9
Railroads.............................................................    0.5
Real Estate...........................................................    0.0
Retail (General Merchandise)..........................................    4.2
Services (Advertising/Marketing)......................................    1.2
Services (Facilities & Environmental).................................    1.6
Telecommunications (Cellular/Wireless)................................    8.1
Telecommunications (Long Distance)....................................    0.6
Telephone.............................................................    7.1
Textiles (Apparel)....................................................    0.7
Transportation........................................................    1.3
                                                                        ------
                                                                        100.0%
                                                                        ------
                                                                        ------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $170,423,232).............................................  $ 248,221,107
Cash........................................................          3,772
Receivables
  Fund shares sold..........................................        134,410
  Dividends and interest....................................        326,136
  Tax reclaim...............................................        233,263
                                                              -------------
    Total assets............................................    248,918,688
                                                              -------------
LIABILITIES
Payables
  Closed forward currency contracts.........................        780,991
  Fund shares repurchased...................................        256,509
  Investment advisory fee...................................        150,242
  Financial agent fee.......................................         16,966
  Trustees' fee.............................................          8,784
  Accrued expenses..........................................        118,448
                                                              -------------
    Total liabilities.......................................      1,331,940
                                                              -------------
NET ASSETS..................................................  $ 247,586,748
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 162,080,323
  Undistributed net investment income.......................        188,174
  Accumulated net realized gain.............................      7,524,901
  Net unrealized appreciation...............................     77,793,350
                                                              -------------
NET ASSETS..................................................  $ 247,586,748
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     13,242,545
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       18.70
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $   2,532,168
  Interest..................................................        182,863
  Foreign taxes withheld....................................         (5,224)
                                                              -------------
    Total investment income.................................      2,709,807
                                                              -------------
EXPENSES
  Investment advisory fee...................................        837,434
  Financial agent fee.......................................         72,392
  Custodian.................................................         99,806
  Printing..................................................         30,291
  Professional..............................................         13,190
  Trustees..................................................         10,791
  Miscellaneous.............................................         13,854
                                                              -------------
    Total expenses..........................................      1,077,758
                                                              -------------
NET INVESTMENT INCOME.......................................      1,632,049
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      8,230,035
  Net realized gain on foreign currency transactions........        540,408
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     47,229,212
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......       (400,431)
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     55,599,224
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  57,231,273
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 1998      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS
  Net investment income.....................................  $  1,632,049      $  1,372,460
  Net realized gain.........................................     8,770,443        13,881,538
  Net change in unrealized appreciation (depreciation)......    46,828,781         5,898,443
                                                              -------------   -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........    57,231,273        21,152,441
                                                              -------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................            --        (2,638,818)
  Net realized gains........................................    (2,609,343)      (18,496,435)
  In excess of accumulated net realized gains...............            --          (204,295)
                                                              -------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (2,609,343)      (21,339,548)
                                                              -------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,655,086 and 3,308,827
    shares, respectively)...................................    28,798,706        50,646,953
  Net asset value of shares issued from reinvestment of
    distributions
    (139,926 and 1,433,541 shares, respectively)............     2,609,343        21,339,548
  Cost of shares repurchased (1,909,346 and 3,280,469
    shares, respectively)...................................   (32,551,706)      (50,358,574)
                                                              -------------   -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................    (1,143,657)       21,627,927
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS................................    53,478,273        21,440,820
NET ASSETS
  Beginning of period.......................................   194,108,475       172,667,655
                                                              -------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF $188,174 AND ($1,443,875),
    RESPECTIVELY)...........................................  $247,586,748      $194,108,475
                                                              -------------   -----------------
                                                              -------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      SIX MONTHS
                                         ENDED
                                        6/30/98                            YEAR ENDED DECEMBER 31,
                                      (UNAUDITED)       1997          1996          1995          1994          1993
                                      -----------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of
  period............................   $  14.53       $   14.52     $   12.70     $   11.85     $   12.21     $    8.82
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.............       0.12(1)         0.12(1)       0.11(1)       0.12(1)       0.08(1)       0.07(4)(1)
  Net realized and unrealized gain
    (loss)..........................       4.25            1.61          2.25          1.02         (0.07)         3.32
                                      -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS....................       4.37            1.73          2.36          1.14          0.01          3.39
                                      -----------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................         --           (0.22)        (0.19)        (0.04)        (0.03)           --
  Dividends from net realized
    gains...........................      (0.20)          (1.50)        (0.33)        (0.25)        (0.34)           --
  In excess of net investment
    income..........................         --              --         (0.02)           --            --            --
                                      -----------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.............      (0.20)          (1.72)        (0.54)        (0.29)        (0.37)           --
                                      -----------     ---------     ---------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...........       4.17            0.01          1.82          0.85         (0.36)         3.39
                                      -----------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD......   $  18.70       $   14.53     $   14.52     $   12.70     $   11.85     $   12.21
                                      -----------     ---------     ---------     ---------     ---------     ---------
                                      -----------     ---------     ---------     ---------     ---------     ---------

Total return........................      30.02%(3)       12.04%        18.65%         9.59%         0.03%        38.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................   $247,587        $194,108      $172,668      $134,455      $134,627       $61,242
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................       0.97%(2)        1.01%         1.04%         1.07%         1.10%         1.15%
  Net investment income.............       1.46%(2)        0.72%         0.80%         0.95%         0.64%         0.49%
Portfolio turnover rate.............         40%(3)         184%          142%          249%          172%          193%

(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.
(4) Includes reimbursement of operating expenses by investment adviser of $0.05.

                       See Notes to Financial Statements

                                BALANCED SERIES

INVESTOR PROFILE

    The Balanced Series is appropriate for investors seeking long-term appreciation through investments in a combination of stocks and bonds, including foreign debt and high-yield securities. Investors should note that foreign investing involves special risks, such as currency fluctuations, less public disclosure, and economic and political risks, and high-yield securities have more risk than higher quality, lower yielding issues.

INVESTMENT ADVISER'S REPORT

    For the six-month reporting period that ended June 30, 1998, the Fund earned 10.56% compared with a return of 11.29% for a composite Balanced Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    Although the "Asian crisis" continued, the domestic picture was quite positive. Employment numbers remained robust, home sales were strong, and the "wealth effect" from this long bull market all contributed to a dramatic increase in consumer spending. Retail, auto, entertainment and other consumer-oriented stocks led the market. At the same time, excess capacity and slackened Asian demand led to poor performance among basic commodity industries, such as oil, steel, precious metals and paper.

    An overweighted position in health-care and technology stocks contributed positively to performance as did strong stock selection within the communication services group, the consumer staples, and the health-care area. Our exposure to the energy group detracted from performance. We have reduced our position in this sector, but consider the longer-term fundamentals very positive.

    The bond portion of the portfolio was negatively affected by our overweighting in the credit-sensitive sectors of the market, such as our exposure to emerging-market debt and high-yield issues. Non-agency mortgage-backed securities were also poor performers as prepayments continued to accelerate. Our commercial mortgage-backed holdings and taxable municipals were positive contributors to performance.

    We continued to reduce our position in U.S. Treasuries, reallocating funds to more attractively valued sectors of the market. We have maintained a well-diversified and relatively conservative position in emerging-market debt. We are currently underweighted in Asia and overweighted in Latin America, primarily in Brazil, Venezuela, and Panama.

OUTLOOK

    We believe that growth will slow later this year as the impact of the "Asian flu" begins to take hold in the United States. While we are not forecasting the end to this long bull market or the start of the next recession, we would not be surprised to see the stock market take a well-deserved rest over the near term.

    With regard to stock selection, we remain strongly biased toward large-cap growth companies that have limited Asian exposure and whose earnings are less economically sensitive, such as health-care, technology, and to a lesser degree, communication services. Because of the present speculative merger and acquisition environment in the financial services arena, we believe that some stocks in this group have become overbought and have elected to selectively take profits in this sector. Given their value and cyclical orientation, the portfolio also has little or no exposure to basic materials, transportation, and utilities.

    We believe the bond portion of the portfolio is well-structured to take advantage of current market conditions. Although yields remain at historically low levels, we believe the non-traditional sectors represent excellent value. We will continue to emphasize credit-sensitive sectors, given continued low inflation and strong demand for dollar-denominated securities from global investors.

* The composite Balanced Index is comprised of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Bond Index, and 10% 90-day Treasury bills. The Index is not available for direct investment.

                                BALANCED SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                              STANDARD    PAR
                                                              & POOR'S   VALUE
                                                               RATING    (000)         VALUE
                                                              --------  --------   -------------
U.S. GOVERNMENT SECURITIES--8.7%
U.S. TREASURY NOTES--5.3%
  U.S. Treasury Notes 5.375%, 1/31/00.......................  AAA       $  6,475   $   6,459,589
  U.S. Treasury Notes 5.5%, 3/31/00.........................  AAA            750         749,805
  U.S. Treasury Notes 6.875%, 3/31/00.......................  AAA          3,100       3,168,262
  U.S. Treasury Notes 6.00%, 8/15/00........................  AAA          1,700       1,715,657
  U.S. Treasury Notes 6.375%, 5/15/99.......................  AAA          1,775       1,787,443
                                                                                   -------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $13,923,930).................................................      13,880,756
                                                                                   -------------
AGENCY MORTGAGE-BACKED SECURITIES--3.4%
  GNMA 6.50%, 11/15/23......................................  AAA          1,561       1,569,489
  GNMA 6.50%, 12/15/23......................................  AAA            562         565,165
  GNMA 6.50%, 2/15/24.......................................  AAA          2,714       2,727,999
  GNMA 6.50%, 6/15/28.......................................  AAA          3,980       3,971,294
                                                                                   -------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $8,689,740)..................................................       8,833,947
                                                                                   -------------
MUNICIPAL BONDS--7.1%
CALIFORNIA--1.8%
  California State Department of Water Resources Revenue
    Series S 5%, 12/1/29....................................  AA             450         437,625
  Fresno County Pension Taxable 6.21%, 8/15/06..............  AAA          1,000       1,003,750
  Kern County Pension Obligation Taxable 7.26%, 8/15/14.....  AAA            420         461,475
  Long Beach Pension Obligation Taxable 6.87%, 9/1/06.......  AAA            230         240,350
  Los Angeles County, Public Works 5.125%, 12/1/29..........  AAA            685         675,150
  Orange County Pension Series A Taxable 7.62%, 9/1/08......  AAA            650         721,500
  San Bernardino County Pension Obligation Revenue Taxable
    6.87%, 8/1/08...........................................  AAA            110         115,362
  San Bernardino County Pension Obligation Revenue Taxable
    6.94%, 8/1/09...........................................  AAA            300         316,875
  Sonoma County Pension Obligation 6.625%, 6/1/13...........  AAA            495         509,850
  Ventura County Pension Obligation Taxable 6.54%,
    11/1/05.................................................  AAA            260         266,500
                                                                                   -------------
                                                                                       4,748,437
                                                                                   -------------
FLORIDA--0.7%
  Florida State Dept. of Transportation Series A 5%,
    7/1/27..................................................  AA+            545         532,056
  Miami Beach Special Obligation Taxable 8.60%, 9/1/21......  AAA            875         994,219
  University of Miami Exchangeable Revenue Series A Taxable
    7.65%, 4/1/20...........................................  AAA            270         288,225
                                                                                   -------------
                                                                                       1,814,500
                                                                                   -------------
ILLINOIS--0.6%
  Illinois Educational Facilities Authority Revenue-Loyola
    University Series A Taxable 7.84%, 7/1/24...............  AAA          1,500       1,659,375
                                                                                   -------------
MASSACHUSETTS--0.4%
  Massachusetts State Port Authority Revenue 6.05%,
    7/1/02..................................................  AA             450         450,000
  Massachusetts State Water Authority Series D 5%, 8/1/24...  AAA            545         530,013
                                                                                   -------------
                                                                                         980,013
                                                                                   -------------
NEW YORK--1.1%
  N.Y.C. Metropolitan Transportation Authority 5%, 4/1/23...  AAA            760         739,100

                                                              STANDARD    PAR
                                                              & POOR'S   VALUE
                                                               RATING    (000)         VALUE
                                                              --------  --------   -------------
NEW YORK--CONTINUED
  New York State Dorm Authority Pension Obligation Revenue
    Taxable 6.90%, 4/1/03...................................  BBB+      $    650   $     666,250
  New York State Taxable Series C 6.35%, 3/1/07.............  AAA          1,500       1,520,625
                                                                                   -------------
                                                                                       2,925,975
                                                                                   -------------
PENNSYLVANIA--0.8%
  Pittsburgh Pension Taxable 6.50%,
    3/1/17..................................................  AAA          1,250       1,259,375
  Pittsburgh Water & Sewer Authority 5.05%, 9/1/25..........  AAA            760         746,700
                                                                                   -------------
                                                                                       2,006,075
                                                                                   -------------
TEXAS--1.0%
  Dallas-Fort Worth Taxable 6.40%, 11/1/07..................  AAA          1,000       1,017,500
  Houston Water & Sewer Refunding, Jr Lien, Series D 5%,
    12/1/25.................................................  AAA            685         668,731
  Texas State Taxable-Veterans Series B 6.10%, 12/1/03......  AA           1,000       1,002,500
                                                                                   -------------
                                                                                       2,688,731
                                                                                   -------------
VIRGINIA--0.4%
  Newport News Taxable Series B 7.05%, 1/15/25..............  AA           1,000       1,025,000
                                                                                   -------------
WASHINGTON--0.3%
  Washington State Series E Taxable 5%, 7/1/22..............  AA+            685         671,300
                                                                                   -------------
TOTAL MUNICIPAL BONDS
  (Identified cost $18,074,272).................................................      18,519,406
                                                                                   -------------
ASSET-BACKED SECURITIES--1.8%
  AESOP Funding II LLC 97-1, A2 144A, 6.40%, 10/20/03 (c)...  AAA          1,200       1,220,250
  Capital Equipment Receivables Trust 97-1B 6.45%,
    8/15/02.................................................  Aa(d)          770         779,866
  Chase Credit Card Master Trust 97-2, A 6.30%, 4/15/03.....  AAA            350         353,955
  Discover Card Master Trust I 98-4, A 5.75%, 10/16/03......  Aaa(d)       1,200       1,194,375
  Fleetwood Credit Corp. 96-B, A 6.90%, 3/15/12.............  AAA            496         501,500
  Green Tree Financial Corp. 96-2, M1 7.60%, 5/15/27........  AA             675         709,383
                                                                                   -------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $4,691,625)..................................................       4,759,329
                                                                                   -------------
CORPORATE BONDS--4.4%
CONSUMER FINANCE--0.3%
  Ford Motor Credit 6%, 1/14/03.............................  A              950         944,062
                                                                                   -------------
BANKS (MONEY CENTER)--0.4%
  First Union Corp. 6.40%, 4/1/08...........................  A            1,000       1,003,750
                                                                                   -------------
COMPUTERS (SOFTWARE & SERVICES)--0.6%
  Computer Associates International 144A 6.375%, 4/15/05
    (c).....................................................  Baa(d)       1,135       1,142,094
  Equifax, Inc. 6.30%, 7/1/05...............................  A              400         397,000
                                                                                   -------------
                                                                                       1,539,094
                                                                                   -------------
HEALTH CARE (DIVERSIFIED)--0.6%
  Tenet Healthcare Corp. 8.125%, 12/1/08....................  BB-          1,475       1,486,062
                                                                                   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
  Boston Scientific Corp. 6.625%, 3/15/05...................  A-             975         968,906
                                                                                   -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                              STANDARD    PAR
                                                              & POOR'S   VALUE
                                                               RATING    (000)         VALUE
                                                              --------  --------   -------------
INDUSTRIAL--0.4%
  Mckesson Corp. 144A 6.40%, 3/1/08 (c).....................  A-        $  1,000   $     996,250
                                                                                   -------------
INVESTMENT BANKING/BROKERAGE--0.4%
  Merrill Lynch & Co., 6%, 2/12/03..........................  Aa(d)          950         946,438
                                                                                   -------------
MANUFACTURING (DIVERSIFIED)--0.2%
  Tyco International Group 6.375%,
    6/15/05.................................................  A-             600         600,750
                                                                                   -------------
PAPER & FOREST PRODUCTS--0.3%
  Buckeye Cellulose Corp. 8.50%, 12/15/05...................  BB-            700         717,500
                                                                                   -------------
RETAIL (FOOD CHAINS)--0.3%
  Meyer (Fred), Inc. 7.45%, 3/1/08..........................  BB+            775         779,844
                                                                                   -------------
TELEPHONE--0.4%
  Century Telephone Enterprises 6.30%, 1/15/08..............  BBB+         1,000         990,000
                                                                                   -------------
TRUCKERS--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08.......................  BB             230         237,475
                                                                                   -------------
TRUCKS & PARTS--0.1%
  Cummins Engine Company, Inc. 6.45%, 3/1/05................  BBB+           350         353,063
                                                                                   -------------
TOTAL CORPORATE BONDS
  (Identified cost $11,532,746).................................................      11,563,194
                                                                                   -------------
NON-AGENCY MORTGAGE BACKED SECURITIES--7.2%
  CS First Boston Mortgage Securities Corp. 97-C2, B 6.72%,
    11/17/07................................................  Aa(d)        2,000       2,041,875
  CS First Boston Mortgage Securities Corp. 95-AE, B,
    7.182%, 11/25/27........................................  AA-            425         428,586
  Case Equipment Loan Trust 1998-A A4, 2/15/05..............  AAA          1,750       1,750,367
  DLJ Mortgage Acceptance Corp. 96-CF1, A1B 144A 7.58%,
    3/13/28 (c).............................................  AAA          1,400       1,501,062
  First Union Lehman Bros. 97-C1, B 7.43%, 4/18/07..........  Aa(d)          930         990,450
  G.E. Capital Mortgage Services, Inc. 96-8, M 7.25%,
    5/25/26.................................................  AA             245         251,711
  Lehman Large Loan 97-LL1, B 6.95%, 3/12/07................  AA             825         858,258
  Mortgage Capital Funding 96-MC2, A3 7.008%, 9/20/06.......  AAA(d)       2,000       2,075,625
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........  AA             450         479,391
  Navistar Financial Corp. Owner Trust 98-AA 5.94%,
    11/15/04................................................  Aaa(d)       1,072       1,071,878
  Newcourt Receivables Asset Trust 1997-1 A3 6.11%,
    5/20/01.................................................  AAA            190         190,416
  Norwest Asset Securities Corp. 7.75% 1/25/27..............  AAA(d)       2,000       2,060,625
  Premier Auto Trust 98-1, A4 5.70%,
    10/6/02.................................................  AAA            500         498,515
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................  AAA            274         274,804
  Residential Funding Mortgage Securities Corp. I 96-S8, A4
    6.75%, 3/25/11..........................................  AAA            635         641,558
  Residential Funding Mortgage Securities Corp. I 96-S1, A11
    7.10%, 1/25/26..........................................  AAA          1,000       1,017,656
  Residential Funding Mortgage Securities Corp. I 96-S4, M1
    7.25%, 2/25/26..........................................  AA             976         996,283
  Structured Asset Securities Corp. 93-C1, B 6.60%,
    10/25/24................................................  A+             525         521,598
  Wings Commercial Loan Trust I 98-A2, 144A 5.918% 3/20/08
    (c).....................................................  AAA          1,000       1,000,000
                                                                                   -------------
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (Identified cost $18,385,848).................................................      18,650,658
                                                                                   -------------
                                                              STANDARD    PAR
                                                              & POOR'S   VALUE
                                                               RATING    (000)         VALUE
                                                              --------  --------   -------------
FOREIGN GOVERNMENT SECURITIES--6.2%
ARGENTINA--0.8%
  Republic of Argentina 9.75%, 9/19/27......................  BB        $    715   $     662,269
  Republic of Argentina Bearer FRB 6.688%, 3/31/05..........  Ba(d)        1,507       1,332,930
                                                                                   -------------
                                                                                       1,995,199
                                                                                   -------------
BRAZIL--0.5%
  Republic of Brazil DCB-L Euro 6.688%, 4/15/12 (e).........  BB-            425         297,500
  Republic of Brazil NMB-L 6.688%, 4/15/09 (e)..............  BBB-           920         702,650
  Republic of Brazil NMB-L Series RG 6.688%, 4/15/09 (e)....  BB-            390         297,862
                                                                                   -------------
                                                                                       1,298,012
                                                                                   -------------
BULGARIA--0.3%
  Republic of Bulgaria FLIRB Series A Bearer Euro 2.25%,
    7/28/12.................................................  B(d)         1,165         719,387
                                                                                   -------------
COLOMBIA--0.5%
  Republic of Colombia Global Bond 7.25%, 2/15/03...........  BBB-           610         575,306
  Republic of Colombia Global Bond 7.25%, 2/23/04...........  BBB-           825         763,125
                                                                                   -------------
                                                                                       1,338,431
                                                                                   -------------
CROATIA--0.5%
  Croatia Series B 6.50%, 7/31/06...........................  BBB-           693         627,469
  Croatia Series A 6.50%, 7/31/10...........................  BBB-           775         674,250
                                                                                   -------------
                                                                                       1,301,719
                                                                                   -------------
ECUADOR--0.2%
  Ecuador Bearer PDI Euro, PIK interest capitalization
    6.625%, 2/27/15.........................................  B(d)         1,085         625,203
                                                                                   -------------
KOREA--0.5%
  Republic of Korea 8.875%, 4/15/08.........................  Ba(d)        1,490       1,363,350
                                                                                   -------------
MEXICO--0.8%
  United Mexican States Global Bond 11.50%, 5/15/26.........  BB           1,700       1,935,450
                                                                                   -------------
PANAMA--0.5%
  Republic of Panama 8.875%, 9/30/27........................  BB+          1,395       1,318,624
                                                                                   -------------
PERU--0.3%
  Peru PDI 4%, 3/7/17.......................................  BB           1,050         649,687
                                                                                   -------------
POLAND--0.7%
  Poland Bearer PDI 4%, 10/27/14............................  BBB-         1,450       1,308,172
  Poland Discount Euro 6.780%, 10/27/24.....................  BBB-           600         591,375
                                                                                   -------------
                                                                                       1,899,547
                                                                                   -------------
RUSSIA--0.4%
  Russia IAN Series US 144A 6.719%, 12/15/15 (c)(e).........  NR           1,023         569,004
  Russia Principal Loan, PIK interest capitalization 6.625%,
    12/15/20................................................  NR           1,090         517,750
                                                                                   -------------
                                                                                       1,086,754
                                                                                   -------------
VENEZUELA--0.2%
  Republic of Venezuela 9.25%, 9/15/27......................  Ba(d)          770         598,098
                                                                                   -------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $16,679,957).................................................      16,129,461
                                                                                   -------------
FOREIGN CORPORATE BONDS--1.1%
ARGENTINA--0.2%
  Movicom 144A, 9.25%, 5/8/08 (c)...........................  BBB-           300         288,000
  Telefonica de Argentina 144A 9.125%, 5/7/08 (c)...........  Ba(d)          290         278,400
                                                                                   -------------
                                                                                         566,400
                                                                                   -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                              STANDARD    PAR
                                                              & POOR'S   VALUE
                                                               RATING    (000)         VALUE
                                                              --------  --------   -------------
CHILE--0.2%
  Compania Sud Americana de Vapores SA 7.375%, 12/08/03.....  BBB       $    120   $     116,400
  Petropower I Funding Trust LLC 144A, 7.36%, 2/15/14 (c)...  BBB            350         317,212
                                                                                   -------------
                                                                                         433,612
                                                                                   -------------
JAPAN--0.7%
  IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
    (c)(e)..................................................  Baa(d)         910         833,101
  SB Treasury Co. 144A 9.125%, 12/29/49 (c)(e)..............  BBB-           910         896,921
                                                                                   -------------
                                                                                       1,730,022
                                                                                   -------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $2,869,824)..................................................       2,730,034
                                                                                   -------------

                                                                         SHARES
                                                                        --------
COMMON STOCKS--56.5%
AEROSPACE/DEFENSE--0.6%
  Boeing Co...........................................................   34,200        1,524,037
                                                                                   -------------
BANKS (MAJOR REGIONAL)--2.5%
  Banc One Corp.......................................................   25,120        1,402,010
  BankBoston Corp.....................................................   20,600        1,145,875
  Mellon Bank Corp....................................................   17,200        1,197,550
  U.S. Bancorp........................................................   64,300        2,764,900
                                                                                   -------------
                                                                                       6,510,335
                                                                                   -------------
BANKS (MONEY CENTER)--2.4%
  BankAmerica Corp....................................................   25,500        2,204,156
  Citicorp............................................................    7,200        1,074,600
  First Chicago NBD Corp..............................................   16,500        1,462,312
  NationsBank Corp....................................................   20,600        1,575,900
                                                                                   -------------
                                                                                       6,316,968
                                                                                   -------------
BROADCASTING (TELEVISION, RADIO & CABLE)--2.4%
  CBS Corp. (b).......................................................   73,900        2,346,325
  Capstar Broadcasting Corp. (b)......................................   13,600          341,700
  Chancellor Media Corp. (b)..........................................   35,000        1,737,969
  Clear Channel Communications, Inc. (b)..............................   17,200        1,876,950
                                                                                   -------------
                                                                                       6,302,944
                                                                                   -------------
CHEMICALS (DIVERSIFIED)--1.0%
  Monsanto Co.........................................................   47,700        2,665,237
                                                                                   -------------
COMPUTERS (HARDWARE)--3.5%
  Compaq Computer Corp................................................   54,000        1,532,250
  International Business Machines Corp................................   64,800        7,439,850
                                                                                   -------------
                                                                                       8,972,100
                                                                                   -------------
COMPUTERS (NETWORKING)--0.6%
  Cisco Systems, Inc. (b).............................................   17,850        1,643,316
                                                                                   -------------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b).......................................................   25,900        1,160,644
                                                                                   -------------
COMPUTERS (SOFTWARE & SERVICES)--4.8%
  America Online, Inc. (b)............................................    8,400          890,400
  BMC Software, Inc. (b)..............................................   43,900        2,280,056
  Comdisco, Inc.......................................................   21,800          414,200
  Computer Associates International, Inc..............................   52,100        2,894,806
  Compuware Corp. (b).................................................   57,800        2,955,025
  Edwards (J.D.) & Co.................................................   24,900        1,069,144
  Microsoft Corp. (b).................................................    9,400        1,018,725
  Sterling Commerce, Inc. (b).........................................   17,400          843,900
                                                                                   -------------
                                                                                      12,366,256
                                                                                   -------------
CONSUMER FINANCE--1.2%
  Household International, Inc........................................   22,200        1,104,450

                                                                         SHARES        VALUE
                                                                        --------   -------------
CONSUMER FINANCE--CONTINUED
  MBNA Corp...........................................................   58,400    $   1,927,200
                                                                                   -------------
                                                                                       3,031,650
                                                                                   -------------
CONTAINERS (METAL & GLASS)--0.3%
  Owens-Illinois, Inc. (b)............................................   18,900          845,775
                                                                                   -------------
DISTRIBUTORS (FOOD & HEALTH)--0.8%
  Cardinal Health, Inc................................................   21,600        2,025,000
                                                                                   -------------
ELECTRICAL EQUIPMENT--1.1%
  General Electric Co.................................................   31,500        2,866,500
                                                                                   -------------
ELECTRONICS (INSTRUMENTATION)--0.2%
  Linear Technology Corp..............................................   10,000          603,125
                                                                                   -------------
ELECTRONICS (SEMICONDUCTORS)--0.8%
  Intel Corp..........................................................   28,100        2,082,912
                                                                                   -------------
ENTERTAINMENT--1.5%
  Liberty Media Group (b).............................................   67,100        2,604,319
  Walt Disney Co. (The)...............................................   13,400        1,407,837
                                                                                   -------------
                                                                                       4,012,156
                                                                                   -------------
FINANCIAL (DIVERSIFIED)--0.9%
  Freddie Mac.........................................................   49,400        2,324,887
                                                                                   -------------
HEALTH CARE (DIVERSIFIED)--2.8%
  Bristol-Myers Squibb Co.............................................   32,900        3,781,444
  Warner-Lambert Co...................................................   51,900        3,600,562
                                                                                   -------------
                                                                                       7,382,006
                                                                                   -------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.3%
  Pfizer, Inc.........................................................   28,300        3,075,856
  Schering-Plough Corp................................................   37,900        3,472,587
  Watson Pharmaceuticals, Inc. (b)....................................   40,300        1,881,506
                                                                                   -------------
                                                                                       8,429,949
                                                                                   -------------
HEALTH CARE (LONG TERM CARE)--0.9%
  HEALTHSOUTH Corp. (b)...............................................   85,400        2,279,112
                                                                                   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.1%
  Medtronic, Inc......................................................   42,800        2,728,500
                                                                                   -------------
HEALTH CARE (SPECIALIZED SERVICES)--1.3%
  HBO & Co............................................................   96,800        3,412,200
                                                                                   -------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.4%
  Colgate-Palmolive Co................................................   24,500        2,156,000
  Procter & Gamble Co. (b)............................................   17,500        1,593,594
                                                                                   -------------
                                                                                       3,749,594
                                                                                   -------------
INSURANCE (LIFE/HEALTH)--0.3%
  UNUM Corp...........................................................   13,100          727,050
                                                                                   -------------
INSURANCE (MULTI-LINE)--1.5%
  American International Group, Inc...................................   15,400        2,248,400
  ReliaStar Financial Corp............................................   15,800          758,400
  Travelers Group, Inc................................................   12,500          757,813
                                                                                   -------------
                                                                                       3,764,613
                                                                                   -------------
INSURANCE-(PROPERTY-CASUALTY)--0.6%
  Allstate Corp.......................................................   15,700        1,437,531
                                                                                   -------------
MANUFACTURING (DIVERSIFIED)--1.2%
  Thermo Electron Corp. (b)...........................................   20,500          700,844
  Tyco International Ltd..............................................   47,800        3,011,400
                                                                                   -------------
                                                                                       3,712,244
                                                                                   -------------
OIL (DOMESTIC INTERGRATED)--0.8%
  Tosco Corp..........................................................   70,100        2,059,188
                                                                                   -------------
OIL & GAS (DRILLING & EQUIPMENT)--2.4%
  Cooper Cameron Corp. (b)............................................   12,100          617,100
  Diamond Offshore Drilling, Inc......................................   11,500          460,000
  Global Industry Ltd. (b)............................................   19,100          322,313

                       See Notes to Financial Statements

                                BALANCED SERIES

                                                                         SHARES        VALUE
                                                                        --------   -------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
  Halliburton Co......................................................   32,200    $   1,434,913
  Schlumberger Ltd....................................................   34,800        2,377,275
  Transocean Offshore, Inc............................................   22,900        1,019,050
                                                                                   -------------
                                                                                       6,230,651
                                                                                   -------------
RETAIL (BUILDING SUPPLIES)--1.0%
  Home Depot, Inc.....................................................   31,750        2,637,234
                                                                                   -------------
RETAIL (COMPUTERS & ELECTRONICS)--0.3%
  Tandy Corp..........................................................   15,800          838,388
                                                                                   -------------
RETAIL (DISCOUNTERS)--0.6%
  Consolidated Stores Corp. (b).......................................   41,700        1,511,625
                                                                                   -------------
RETAIL (DRUG STORES)--2.3%
  CVS Corp............................................................   72,800        2,834,650
  Rite Aid Corp.......................................................   83,400        3,132,713
                                                                                   -------------
                                                                                       5,967,363
                                                                                   -------------
RETAIL (FOOD CHAINS)--1.5%
  Safeway, Inc. (b)...................................................   93,000        3,783,938
                                                                                   -------------
RETAIL (GENERAL MERCHANDISE)--2.3%
  Borders Group, Inc. (b).............................................   39,400        1,457,800
  Meyer (Fred), Inc. (b)..............................................   26,970        1,146,225
  Sears, Roebuck & Co.................................................   24,000        1,465,500
  Staples, Inc. (b)...................................................   60,950        1,763,741
                                                                                   -------------
                                                                                       5,833,266
                                                                                   -------------
RETAIL (SPECIALTY-APPAREL)--0.4%
  TJX Companies, Inc..................................................   40,000          965,000
                                                                                   -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.7%
  Airtouch Communications, Inc. (b)...................................   76,700        4,482,156
                                                                                   -------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.7%
  AT&T Corp...........................................................   79,600        4,547,150
  MCI Communications Corp.............................................   42,900        2,493,563
                                                                                   -------------
                                                                                       7,040,713
                                                                                   -------------
WASTE MANAGEMENT--1.1%
  U.S.A. Waste Services, Inc. (b).....................................   57,400        2,834,125
                                                                                   -------------
TOTAL COMMON STOCKS
  (Identified cost $122,461,154)................................................     147,060,288
                                                                                   -------------
                                                                         SHARES        VALUE
                                                                        --------   -------------
FOREIGN COMMON STOCKS--3.0%
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
  Elan Corp. PLC Sponsored ADR (Ireland) (b)..........................   16,600    $   1,067,587
                                                                                   -------------
HOUSEHOLD FURN. & APPLIANCES--1.6%
  Royal Philips Electronics NV NY Registered Shares (Netherlands).....
                                                                         48,300        4,105,500
                                                                                   -------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)..............
                                                                         28,000          801,500
                                                                                   -------------
TELEPHONE--0.7%
  Telecomunicacoes Brasileiras SA Sponsored ADR
    (Brazil)..........................................................   16,100        1,757,919
                                                                                   -------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $7,201,328)..................................................       7,732,506
                                                                                   -------------
TOTAL LONG-TERM INVESTMENTS--96.0%
  (Identified cost $224,510,424)................................................     249,859,579
                                                                                   -------------

                                                              STANDARD    PAR
                                                              & POOR'S   VALUE
                                                               RATING    (000)
                                                              --------  --------
SHORT-TERM OBLIGATIONS--3.5%
COMMERCIAL PAPER--2.4%
  Asset Securitization Cooperative Corp. 6%, 7/1/98.........  A-1+      $  3,655       3,655,000
  Receivables Capital Corp. 5.57%, 7/28/98..................  A-1+         2,500       2,489,556
                                                                                   -------------
                                                                                       6,144,556
                                                                                   -------------
FEDERAL AGENCY SECURITIES--1.1%
  FHLMC 6%, 7/1/98..........................................               3,000       3,000,000
                                                                                   -------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $9,144,556)..................................................       9,144,556
                                                                                   -------------
TOTAL INVESTMENTS--99.4%
  (Identified cost $233,654,980)................................................     259,004,135(a)
  Cash and receivables, less liabilities--0.6%..................................       1,470,287
                                                                                   -------------
NET ASSETS--100.0%..............................................................   $ 260,474,422
                                                                                   -------------
                                                                                   -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $29,555,300 and gross depreciation of $4,206,145 for Federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $233,654,980.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, these securities amounted to a value of $9,042,294 or 3.5% of net assets.
(d)  As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $233,654,980).............................................  $ 259,004,135
Cash........................................................          1,939
Receivables
  Investment securities sold................................      1,704,932
  Fund shares sold..........................................        193,475
  Interest and dividends....................................      1,424,703
                                                              -------------
    Total assets............................................    262,329,184
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      1,437,464
  Fund shares repurchased...................................        205,180
  Investment advisory fee...................................        115,208
  Financial agent fee.......................................         16,135
  Trustees' fee.............................................          7,538
  Accrued expenses..........................................         73,237
                                                              -------------
    Total liabilities.......................................      1,854,762
                                                              -------------
NET ASSETS..................................................  $ 260,474,422
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of benefical interest...........  $ 226,926,420
  Undistributed net investment income.......................        256,855
  Accumulated net realized gain.............................      7,941,992
  Net unrealized appreciation...............................     25,349,155
                                                              -------------
NET ASSETS..................................................  $ 260,474,422
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     20,162,344
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       12.92
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $   3,521,735
  Dividends.................................................        568,035
  Foreign taxes withheld....................................         (3,350)
                                                              -------------
    Total investment income.................................      4,086,420
                                                              -------------
EXPENSES
  Investment advisory fee...................................        674,105
  Financial agent fee.......................................         77,156
  Custodian.................................................         16,710
  Professional..............................................         10,058
  Trustees..................................................         10,791
  Printing..................................................          6,947
  Miscellaneous.............................................          5,479
                                                              -------------
    Total expenses..........................................        801,246
                                                              -------------
NET INVESTMENT INCOME.......................................      3,285,174
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      7,975,902
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     13,567,666
                                                              -------------
NET GAIN ON INVESTMENTS.....................................     21,543,568
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  24,828,742
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                                 6/30/98         YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS
  Net investment income.....................................  $   3,285,174     $  6,313,137
  Net realized gain.........................................      7,975,902       28,928,777
  Net change in unrealized appreciation (depreciation)......     13,567,666          398,108
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......     24,828,742       35,640,022
                                                              -------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................     (3,080,871)      (6,626,999)
  Net realized gains........................................     (9,082,295)     (25,653,795)
                                                              -------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (12,163,166)     (32,280,794)
                                                              -------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,058,890 and 2,522,290
    shares, respectively)...................................     26,676,582       32,463,957
  Net asset value of shares issued from reinvestment of
    distributions
    (939,282 and 2,611,513 shares, respectively)............     12,163,166       32,280,794
  Cost of shares repurchased (1,697,022 and 3,214,459
    shares, respectively)...................................    (22,210,721)     (41,209,392)
                                                              -------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     16,629,027       23,535,359
                                                              -------------   -----------------
  NET INCREASE IN NET ASSETS................................     29,294,603       26,894,587
NET ASSETS
  Beginning of period.......................................    231,179,819      204,285,232
                                                              -------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $256,855 AND
    $52,552, RESPECTIVELY)..................................  $ 260,474,422     $231,179,819
                                                              -------------   -----------------
                                                              -------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                          SIX MONTHS
                                             ENDED
                                            6/30/98                             YEAR ENDED DECEMBER 31,
                                          (UNAUDITED)       1997          1996          1995          1994             1993
                                          -----------     ---------     ---------     ---------     ---------        ---------
Net asset value, beginning of period....   $  12.26       $   12.06     $   12.30     $   10.53     $   11.31        $   10.77
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................       0.17            0.38          0.36          0.40(2)       0.38(1)(2)       0.32(1)(2)
  Net realized and unrealized gain
    (loss)..............................       1.12            1.73          0.89          2.02         (0.70)            0.60
                                          -----------     ---------     ---------     ---------     ---------        ---------
    TOTAL FROM INVESTMENT OPERATIONS....       1.29            2.11          1.25          2.42         (0.32)            0.92
                                          -----------     ---------     ---------     ---------     ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................      (0.16)          (0.40)        (0.35)        (0.40)        (0.36)           (0.32)
  Dividends from net realized gains.....      (0.47)          (1.51)        (1.14)        (0.25)        (0.10)           (0.06)
                                          -----------     ---------     ---------     ---------     ---------        ---------
    TOTAL DISTRIBUTIONS.................      (0.63)          (1.91)        (1.49)        (0.65)        (0.46)           (0.38)
                                          -----------     ---------     ---------     ---------     ---------        ---------
CHANGE IN NET ASSET VALUE...............       0.66            0.20         (0.24)         1.77         (0.78)            0.54
                                          -----------     ---------     ---------     ---------     ---------        ---------
NET ASSET VALUE, END OF PERIOD..........   $  12.92       $   12.26     $   12.06     $   12.30     $   10.53        $   11.31
                                          -----------     ---------     ---------     ---------     ---------        ---------
                                          -----------     ---------     ---------     ---------     ---------        ---------
Total return............................      10.56%(5)       17.93%        10.56%        23.28%        (2.80)%           8.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...   $260,474        $231,180      $204,285      $193,302      $161,105         $158,144
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................       0.65%(4)        0.71%         0.68%         0.65%(3)      0.69%            0.70%
  Net investment income.................       2.68%(4)        2.92%         2.93%         3.44%         3.44%            3.16%
Portfolio turnover rate.................         72%(5)         181%          229%          223%          171%             161%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) Annualized.
(5) Not annualized.

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

INVESTOR PROFILE

    Phoenix Real Estate Securities Series is designed for investors seeking portfolio diversification and investment in real assets. The Fund's objective is to emphasize appreciation and current yield equally. Real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the value of properties owned, dependency on management skills and liquidity risks similar to those linked with small company investing.

INVESTMENT ADVISER'S REPORT

    For the six months ended June 30, 1998, Phoenix Edge Real Estate Securities Series provided a return of -6.70% compared with -5.04% for the NAREIT Equity Total Return Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    At the end of the first six months of 1998 the REIT (real estate investment trusts) sector, while exhibiting strong earnings growth and good fundamentals, continued to lag the price strength seen in the broader equity market. The S&P 500 Index** was up 17.75% and the Russell 2000 Index gained 4.93%.*** In comparison, REITs at the end of the first six months, according to the NAREIT Equity Total Return Index had a loss of -5.04%. In June the NAREIT Equity Total Return Index fell -0.68%, while the S&P 500 rose 4.07%.

    First-quarter numbers indicated average growth in Funds From Operations (similar to a price-to-earnings ratio) above 13%, meeting and exceeding expectations. However, investors have been focused on the following factors: (1) continued high volume of equity and debt offerings that are running ahead of demand; (2) new record highs in the broader equity market, which has attracted capital away from the REIT sector to highly valued "growth" companies; (3) lower expected growth earnings rates; (4) the uncertainty about modifications to the REIT structure proposed by the Administration and being worked through Congress;
(5) higher prices paid for acquisitions and overbuilding concerns in the hotel, office, and industrial sectors; and (6) defensive investors' preference for utilities.

    As REITs experience price weakness, the number of equity offerings should decline. In addition, the number of management teams that implement equity repurchase programs is likely to increase. We also expect to see an increase in the recycling of capital as management teams sell "fully valued" real estate holdings to reinvest the capital in those that offer greater upside.

OUTLOOK

    We continue to believe the broader market will moderate this year, leaving investors looking for diversification and defensive investments supported by dividend yield. Historically, REITs have demonstrated a low and declining correlation with the broader equity market, which ultimately provides a diversification benefit. Secondly, the dividend yield of the NAREIT Equity Total Return Index was 6.13% at the end of June. This compares favorably to a yield of 4.3% for the S&P Utilities Index**** and a yield of 5.45% on a 10-year Treasury bond at month end. We believe REITs offer excellent dividend protection and believe a large number of REITs will increase their dividends this year at the rate of their earnings growth. Many REITs are paying out only 60-65% of their cash flow in dividends right now and approaching minimum payout levels. Should Funds From Operations growth slow to 8-9% from current levels, we would still find that an attractive rate, given the consensus 1998 earnings growth estimate for the S&P 500 is less than 7%.

    Concerns regarding modifications to the REIT tax structure by Congress are overblown, in our opinion. Only four equity REITs will have to adjust their future real estate acquisition structure to match that of the 179 other equity REITs if required to de-link real estate operations from ownership.

    Cap rates on acquisitions have come down as the real estate cycle across most sectors has moved closer to equilibrium. In certain submarkets (the Southeast, for example) and certain sectors (rural, extended stay, or mid- to low-priced hotels, for example), we have seen overbuilding and have avoided these areas in the portfolio. However, as a percentage of existing real estate, we are not concerned about development and believe that overall, it is warranted.

   * The NAREIT (National Association of Real Estate Investment Trusts) Equity Total Return Index is an unmanaged, commonly used measure of the real estate equity market. The Index is not available for direct investment.

  ** The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

 *** The Russell 2000 Index is an unmanaged, commonly used measure of small company total return performance. The Index is not available for direct investment.

**** The S&P Utilities Index is a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the S&P 500 Index. The Index is not available for direct investment.

                         REAL ESTATE SECURITIES SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
COMMON STOCKS--99.8%
REAL ESTATE INVESTMENT TRUSTS--98.7%
COMMERCIAL--33.7%
OFFICE/INDUSTRIAL--31.9%
  Boston Properties, Inc.......................................          95,500   $     3,294,750
  Duke Realty Investments, Inc.................................          61,600         1,459,150
  Equity Office Properties Trust...............................          34,173           969,659
  First Industrial Realty Trust, Inc...........................          52,600         1,673,337
  Highwoods Properties, Inc....................................          59,900         1,935,519
  Mack-Cali Realty Corp........................................          47,200         1,622,500
  Reckson Associates Realty Corp...............................          57,200         1,351,350
  Spieker Properties, Inc......................................          68,200         2,642,750
  Weeks Corp...................................................          30,500           964,562
                                                                                  ---------------
                                                                                       15,913,577
                                                                                  ---------------
STORAGE--1.8%
  Storage USA, Inc.............................................          25,900           906,500
                                                                                  ---------------
TOTAL COMMERCIAL...............................................................        16,820,077
                                                                                  ---------------
DIVERSIFIED--14.6%
  Colonial Properties Trust....................................          36,700         1,137,700
  Crescent Real Estate Equities Co.............................         109,900         3,695,387
  Vornado Realty Trust.........................................          62,200         2,468,562
                                                                                  ---------------
                                                                                        7,301,649
                                                                                  ---------------
HEALTH CARE--3.7%
  Health Care Property Investors, Inc..........................           5,650           203,753
  Nationwide Health Properties, Inc............................          47,900         1,143,612
  OMEGA Healthcare Investors, Inc..............................          14,000           491,750
                                                                                  ---------------
                                                                                        1,839,115
                                                                                  ---------------
HOTELS--14.4%
  Patriot American Hospitality, Inc............................          91,800         2,197,463
  Starwood Hotels and Resorts..................................          64,900         3,135,481
  Sunstone Hotel Investors, Inc................................         140,000         1,863,750
                                                                                  ---------------
                                                                                        7,196,694
                                                                                  ---------------
NET LEASE--4.6%
  TriNet Corporate Realty Trust, Inc...........................          68,000         2,312,000
                                                                                  ---------------

                                                                     SHARES            VALUE
                                                                  -------------   ---------------

RESIDENTIAL--18.0%
APARTMENTS--15.0%
  Avalon Bay Communities, Inc..................................          63,900   $     2,428,200
  Equity Residential Properties Trust..........................          65,600         3,111,900
  Essex Property Trust, Inc....................................          30,700           951,700
  Irvine Apartment Communities, Inc............................          33,500           969,406
                                                                                  ---------------
                                                                                        7,461,206
                                                                                  ---------------
MANUFACTURED HOMES--3.0%
  Manufactured Home Communities, Inc...........................          33,800           815,425
  Sun Communities, Inc.........................................          21,300           705,563
                                                                                  ---------------
                                                                                        1,520,988
                                                                                  ---------------
TOTAL RESIDENTIAL..............................................................         8,982,194
                                                                                  ---------------
RETAIL--9.7%
COMMUNITY/NEIGHBORHOOD--1.6%
  Developers Diversified Realty Corp...........................          20,000           783,750
                                                                                  ---------------
FACTORY OUTLET--3.0%
  Chelsea GCA Realty, Inc......................................          37,600         1,504,000
                                                                                  ---------------
REGIONAL MALLS--5.1%
  Macerich Company (The).......................................          44,300         1,298,544
  Simon Debartolo Group, Inc...................................          17,796           578,370
  Urban Shopping Centers, Inc..................................          21,700           683,550
                                                                                  ---------------
                                                                                        2,560,464
                                                                                  ---------------
TOTAL RETAIL...................................................................         4,848,214
                                                                                  ---------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $45,360,857)................................................        49,299,943
                                                                                  ---------------
REAL ESTATE OPERATING COMPANIES--1.1%
HEALTH CARE--0.1%
  Omega Worldwide, Inc. (b)....................................           4,641            35,098
                                                                                  ---------------
OFFICE/INDUSTRIAL--0.2%
  Reckson Services Industries, Inc. (b)........................          27,456            90,948
                                                                                  ---------------
REGIONAL MALLS--0.8%
  Rouse Co.....................................................          12,500           392,969
                                                                                  ---------------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $348,893)...................................................           519,015
                                                                                  ---------------
TOTAL COMMON STOCKS
  (Identified cost $45,709,750)................................................        49,818,958
                                                                                  ---------------
TOTAL INVESTMENTS--99.8%
  (Identified cost $45,709,750)................................................        49,818,958(a)
  Cash and receivables, less liabilities--0.2%.................................           104,963
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $    49,923,921
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,698,038 and gross depreciation of $1,588,830 for income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $45,709,750.
(b)  Non-income producing.

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $45,709,750)..............................................  $ 49,818,958
Receivables
  Dividends and interest....................................       278,308
  Fund shares sold..........................................        37,053
  Investment securities sold................................       213,200
                                                              ------------
    Total assets............................................    50,347,519
                                                              ------------
LIABILITIES
Payables
  Custodian.................................................       336,849
  Fund shares repurchased...................................        39,211
  Investment advisory fee...................................        11,238
  Trustees' fee.............................................         8,500
  Financial agent fee.......................................         5,763
  Accrued expenses..........................................        22,037
                                                              ------------
    Total liabilities.......................................       423,598
                                                              ------------
NET ASSETS..................................................  $ 49,923,921
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $ 44,903,834
  Undistributed net investment income.......................       483,407
  Accumulated net realized gain.............................       427,470
  Net unrealized appreciation...............................     4,109,210
                                                              ------------
NET ASSETS..................................................  $ 49,923,921
                                                              ------------
                                                              ------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     3,318,276
                                                              ------------
                                                              ------------
Net asset value and offering price per share................  $      15.05
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $  1,332,997
  Interest..................................................        44,402
                                                              ------------
    Total investment income.................................     1,377,399
                                                              ------------
EXPENSES
  Investment advisory fee...................................       194,455
  Financial agent fee.......................................        19,180
  Professional..............................................        11,999
  Trustees..................................................         8,791
  Custodian.................................................         3,029
  Printing..................................................         2,866
  Miscellaneous.............................................         1,384
                                                              ------------
    Total expenses..........................................       241,704
                                                              ------------
NET INVESTMENT INCOME.......................................     1,135,695
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................       434,654
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (5,347,751)
                                                              ------------
NET LOSS ON INVESTMENTS.....................................    (4,913,097)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  ($ 3,777,402)
                                                              ------------
                                                              ------------

                       See Notes to Financial Statements

                         REAL ESTATE SECURITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED          YEAR ENDED
                                                              JUNE 30, 1998     DECEMBER 31,
                                                               (UNAUDITED)          1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income.....................................  $   1,135,695    $   1,402,058
  Net realized gain.........................................        434,654        1,766,075
  Net change in unrealized appreciation (depreciation)......     (5,347,751)       5,041,754
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS..............................................     (3,777,402)       8,209,887
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (732,671)      (1,330,417)
  Net realized gains........................................        (52,530)      (1,843,915)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (785,201)      (3,174,332)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (889,521 and 2,796,827
    shares, respectively)...................................     14,254,733       42,663,506
  Net asset value of shares issued from reinvestment of
    distributions (51,427 and 196,112 shares,
    respectively)...........................................        785,201        3,174,332
  Cost of shares repurchased (959,163 and 1,242,092 shares,
    respectively)...........................................    (15,212,419)     (18,924,144)
                                                              --------------   --------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS............................................       (172,485)      26,913,694
                                                              --------------   --------------
  NET INCREASE (DECREASE) IN NET ASSETS.....................     (4,735,088)      31,949,249
NET ASSETS
  Beginning of period.......................................     54,659,009       22,709,760
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $483,407 AND $80,383, RESPECTIVELY)...........  $  49,923,921    $  54,659,009
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                            SIX MONTHS                                    FROM
                                               ENDED              YEAR ENDED            INCEPTION
                                             06/30/98            DECEMBER 31,           5/1/95 TO
                                            (UNAUDITED)       1997          1996        12/31/95
                                            -----------     ---------     ---------     ---------
Net asset value, beginning of period....     $  16.38       $   14.32     $   11.33     $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................         0.34            0.50(3)       0.50(3)      0.33(3)
  Net realized and unrealized gain
    (loss)..............................        (1.43)           2.62          3.14         1.42
                                            -----------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS....        (1.09)           3.12          3.64         1.75
                                            -----------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..............................        (0.22)          (0.48)        (0.50)       (0.33)
  Dividends from net realized gains.....        (0.02)          (0.58)        (0.15)       (0.06)
  Tax return of capital.................           --              --            --        (0.03)
                                            -----------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS.................        (0.24)          (1.06)        (0.65)       (0.42)
                                            -----------     ---------     ---------     ---------
CHANGE IN NET ASSET VALUE...............        (1.33)           2.06          2.99         1.33
                                            -----------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD..........     $  15.05       $   16.38     $   14.32     $  11.33
                                            -----------     ---------     ---------     ---------
                                            -----------     ---------     ---------     ---------
Total return............................        (6.70)%(2)      22.05%        33.09%       17.79%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)...      $49,924         $54,659       $22,710       $8,473
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses....................         0.92%(1)        1.00%         1.00%        1.00%(1)
  Net investment income.................         4.31%(1)        3.59%         4.36%        4.80%(1)
Portfolio turnover rate.................            6%(2)          41%           21%          10%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.05 and $0.07 per share, respectively.

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

INVESTOR PROFILE

    Phoenix Strategic Theme Series is designed for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    The Phoenix Strategic Theme Series had strong performance for the six-month reporting period ended June 30, 1998. The Fund returned 13.36% compared with a return of 17.75% for the S&P 500 Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    The first six months of the year witnessed strong performance from large-cap stocks, leaving small- and mid-cap stocks significantly lagging. However, this outperformance has been driven by both new fund flows and foreign buying since large-cap stocks can easily accommodate the liquidity. Recognizing this shift, the Fund began shifting to large-cap stocks early this year. Previously, we had focused on the mid-cap arena, which we believe offers more opportunities for thematic investing, higher earnings growth rates, and more attractive valuations compared with large-cap stocks. Yet, large-cap stocks are maintaining their leadership.

    The Fund's strong performance was generated by both new and existing themes. INTERNET COMMERCE IGNITION, a theme introduced in the past year, represents companies benefiting from the explosive growth of the number of people and businesses utilizing the Internet for retailing, advertising, and business-to-business commerce. Our DEREGULATING FINANCIAL SERVICES theme represents banks, insurance companies, and brokerages, which we believe will continue to witness above-average earnings growth and industry consolidation. The 21ST CENTURY MEDICINE theme continues to be attractive due to remarkable advances in gene-mapping, biotechnology, and non-invasive surgical techniques, which are changing the way medicine is practiced and enhancing the quality of life.

    The Fund's performance was hindered by its exposure to ENERGY TECHNOLOGY, which suffered a setback with Asia's economic woes and the subsequent decline in oil prices. We have eliminated our weighting in this theme in favor of the themes listed above.

OUTLOOK

    Moving forward, we believe that the Fund is well-positioned for the current investment climate, which is characterized by worries of the "Asian flu" and the threat of a global economic slowdown. Our driving investment themes and large-cap focus should serve us well in this environment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Short-Terms & Equivalents                                  16.99%
Deregulating Financial Services                            12.94%
21st Century Medicine                                      10.94%
Retail Revival                                             10.89%
Internet Commerce Ignition                                 10.37%
Special Situations                                          6.78%
Next Destination Data                                       6.25%
Home As Headquarters                                        4.56%
Power Plays                                                 3.79%
Capital Goods - The Long Wave                               2.99%
Software Solutions                                          2.72%
Hybrid Network                                              2.68%
Wireless Wave                                               2.51%
Biotech Breakthroughs                                       2.04%
Global Consumer                                             1.74%
Satellite Sky                                               1.09%
Office Ergonomics                                           0.72%

* The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

                             STRATEGIC THEME SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
COMMON STOCKS--81.2%
BANKS (MONEY CENTER)--2.9%
  BankAmerica Corp.............................................          9,500    $       821,156
  Chase Manhattan Corp.........................................         11,000            830,500
                                                                                  ---------------
                                                                                        1,651,656
                                                                                  ---------------
COMPUTERS--HARDWARE--2.7%
  International Business Machines Corp.........................         13,500          1,549,969
                                                                                  ---------------
COMPUTERS--LOCAL NETWORKS--4.5%
  Cisco Systems, Inc. (b)......................................         28,000          2,577,750
                                                                                  ---------------
COMPUTERS--MEMORY DEVICES--1.4%
  EMC Corp. (b)................................................         19,000            851,437
                                                                                  ---------------
COMPUTERS--SOFTWARE--ENTERPRISES--1.2%
  Citrix Systems, Inc. (b).....................................         10,500            717,937
                                                                                  ---------------
COMPUTERS--SOFTWARE--INTERNET--8.6%
  America Online, Inc. (b).....................................         24,700          2,618,200
  Lycos, Inc. (b)..............................................          9,500            716,062
  Yahoo!, Inc. (b).............................................         10,500          1,653,750
                                                                                  ---------------
                                                                                        4,988,012
                                                                                  ---------------
COSMETICS/PERSONAL CARE--.8%
  Gillette Co..................................................          8,000            453,500
                                                                                  ---------------
ELECTRIC--SEMICONDUCTOR MFG.--1.5%
  Sanmina Corp. (b)............................................         20,000            867,500
                                                                                  ---------------
ELECTRICAL EQUIPMENT--3.1%
  General Electric Co..........................................         19,000          1,729,000
  Federated Investors, Inc.....................................          3,000             55,500
                                                                                  ---------------
                                                                                        1,784,500
                                                                                  ---------------
FINANCIAL--SERVICES--MISCELLANEOUS--6.7%
  American Express Co..........................................          7,900            900,600
  Capital One Financial Corp...................................          7,000            869,312
  Morgan Stanley, Dean Witter & Co.............................         10,500            959,438
  Newcourt Credit Group........................................         12,000            590,250
  SunAmerica, Inc..............................................         10,000            574,375
                                                                                  ---------------
                                                                                        3,893,975
                                                                                  ---------------
FINANCE--MORTGAGE & RELATED SERVICES--1.0%
  FHLMC........................................................         12,000            564,750
                                                                                  ---------------
INSURANCE--DIVERSIFIED--2.4%
  Travelers Group, Inc.........................................         12,500            757,812
  Equitable Companies, Inc.....................................          8,000            599,500
                                                                                  ---------------
                                                                                        1,357,312
                                                                                  ---------------
INSURANCE--PROPERTY/CASUALTY/TITLE--1.0%
  Progressive Corp. (The)......................................          3,900            549,900
                                                                                  ---------------
LEISURE--SERVICES--1.0%
  Carnival Cruise Lines........................................         14,000            554,750
                                                                                  ---------------
MEDICAL--BIOMED/GENETICS--2.0%
  Amgen, Inc. (b)..............................................         18,000          1,176,750
                                                                                  ---------------
MEDICAL--DRUGS/DIVERSIFIED--1.0%
  Warner-Lambert Co............................................          8,000            555,000
                                                                                  ---------------
MEDICAL--ETHICAL DRUGS--4.9%
  Merck & Company, Inc.........................................          4,500            601,875
  Pfizer, Inc..................................................         10,500          1,141,219
  Schering Plough Corp.........................................         12,000          1,099,500
                                                                                  ---------------
                                                                                        2,842,594
                                                                                  ---------------

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
MEDICAL--GENERIC DRUGS--1.9%
  Watson Pharmaceuticals, Inc. (b).............................         12,500    $       583,594
  Mylan Laboratories, Inc......................................         17,000            511,062
                                                                                  ---------------
                                                                                        1,094,656
                                                                                  ---------------
MEDICAL--INSTRUMENTS--1.5%
  Medtronic, Inc...............................................         14,000            892,500
                                                                                  ---------------
MEDICAL--PRODUCTS--1.6%
  Becton Dickinson & Co........................................         12,000            931,500
                                                                                  ---------------
OFFICE SUPPLIES MFG.--0.7%
  Knoll, Inc. (b)..............................................         14,000            413,000
                                                                                  ---------------
RETAIL--APPAREL/SHOE--1.1%
  Nordstrom, Inc...............................................          8,000            618,000
                                                                                  ---------------
RETAIL--DEPARTMENT STORES--3.6%
  Kohl's Corp. (b).............................................         29,000          1,504,375
  Sears, Roebuck & Co..........................................          9,000            549,563
                                                                                  ---------------
                                                                                        2,053,938
                                                                                  ---------------
RETAIL--MAIL ORDER & DIRECT--1.7%
  Amazon.Com, Inc. (b).........................................         10,000            997,500
                                                                                  ---------------
RETAIL--MAJOR DISCOUNT CHAINS--6.3%
  Costco Companies, Inc. (b)...................................          9,000            567,563
  Kmart Corp. (b)..............................................         29,000            558,250
  Dollar General Corp..........................................         13,000            514,313
  Wal-Mart Stores, Inc.........................................         32,500          1,974,375
                                                                                  ---------------
                                                                                        3,614,501
                                                                                  ---------------
RETAIL--RESTAURANTS--2.4%
  McDonalds Corp...............................................         20,000          1,380,000
                                                                                  ---------------
RETAIL/WHOLESALE--BUILDING PRODS--4.5%
  Home Depot, Inc..............................................         17,500          1,453,594
  Lowe's Companies, Inc........................................         29,000          1,176,313
                                                                                  ---------------
                                                                                        2,629,907
                                                                                  ---------------
SERVICES--ADVERTISING/MARKETING--0.9%
  Young & Rubicam, Inc. (b)....................................         16,000            512,000
                                                                                  ---------------
TELECOMMUNICATIONS--CELLULAR--2.0%
  Airtouch Communications, Inc. (b)............................         16,000            935,000
  General Motors Corp. Class H.................................          5,000            235,625
                                                                                  ---------------
                                                                                        1,170,625
                                                                                  ---------------
TELECOMMUNICATIONS--SERVICES--2.5%
  AT&T Corp....................................................         18,000          1,028,250
  Communications Satellite Corp................................         14,000            396,375
                                                                                  ---------------
                                                                                        1,424,625
                                                                                  ---------------
UTILITY--ELECTRIC POWER--3.8%
  Consolidated Edison, Inc.....................................          6,200            285,587
  Duke Energy Corp.............................................          9,000            533,250
  FPL Group, Inc...............................................          9,000            567,000
  PECO Energy Co...............................................         18,000            525,375
  Public Service Enterprise....................................          8,000            275,500
                                                                                  ---------------
                                                                                        2,186,712
                                                                                  ---------------
TOTAL COMMON STOCKS
  (Identified cost $42,382,217)................................................        46,856,756
                                                                                  ---------------
FOREIGN COMMON STOCKS--1.9%
FOOD--1.0%
  Unilever PLC (United Kingdom)................................          7,000            552,563
                                                                                  ---------------

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
TELECOMMUNICATIONS--EQUIPMENT--0.9%
  Telefonaktiebolaget LM Ericsson Class B ADR (Sweden).........         18,000    $       515,250
                                                                                  ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,066,197).................................................         1,067,813
                                                                                  ---------------
TOTAL LONG-TERM INVESTMENTS--82.9%
  (Identified cost $43,448,414)................................................        47,924,569
                                                                                  ---------------

                                                     STANDARD          PAR
                                                     & POOR'S         VALUE
                                                      RATING          (000)
                                                    -----------   -------------
SHORT-TERM OBLIGATIONS--17.0%
COMMERCIAL PAPER--13.2%
  Emerson Electric Co. 6%, 7/1/98.................  A-1+          $       2,000         2,000,000
  Du Pont (E.I.) de Nemours & Co. 5.52%, 7/7/98...  A-1+                    965           964,112
  Merrill Lynch Co. 5.61%, 7/7/98.................  A-1+                  1,320         1,318,766
  Greenwich Funding Corp. 5.60%, 7/10/98..........  A-1+                    867           865,786

                                                     STANDARD          PAR
                                                     & POOR'S         VALUE
                                                      RATING          (000)            VALUE
                                                    -----------   -------------   ---------------
COMMERCIAL PAPER--CONTINUED
  Preferred Receivables Funding Corp. 5.65%,
    7/10/98.......................................  A-1           $       1,570   $     1,567,782
  Corporate Receivables Corp. 5.53%, 10/16/98.....  A-1                     935           918,914
                                                                                  ---------------
                                                                                        7,635,360
                                                                                  ---------------
FEDERAL AGENCY SECURITIES--3.8%
  FHLMC 5.60%, 7/1/98..........................................           2,220         2,220,000
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $9,856,079).................................................         9,855,360
                                                                                  ---------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $53,304,493)................................................        57,779,929(a)
  Cash and receivables, less liabilities--(0.1)%...............................           (38,350)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $    57,741,579
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,141,860 and gross depreciation of $666,424 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $53,304,493.
(b)  Non-income producing.

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $53,304,493)..............................................  $  57,779,929
Cash........................................................          3,839
Receivables
  Fund shares sold..........................................         47,428
  Interest and dividends....................................         20,419
                                                              -------------
    Total assets............................................     57,851,615
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased...................................         40,759
  Investment advisory fee...................................          8,891
  Financial agent fee.......................................          8,578
  Trustees' fee.............................................          7,711
  Accrued expenses..........................................         44,097
                                                              -------------
    Total liabilities.......................................        110,036
                                                              -------------
NET ASSETS..................................................  $  57,741,579
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  49,885,268
  Undistributed net investment income.......................         45,326
  Accumulated net realized gain.............................      3,335,548
  Net unrealized appreciation...............................      4,475,437
                                                              -------------
NET ASSETS..................................................  $  57,741,579
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      4,504,884
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       12.82
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $     199,251
  Dividends.................................................        129,923
                                                              -------------
    Total investment income.................................        329,174
                                                              -------------
EXPENSES
  Investment advisory fee...................................        194,579
  Financial agent fee.......................................         21,451
  Custodian.................................................          7,971
  Professional..............................................          3,034
  Printing..................................................          3,036
  Trustees..................................................          8,791
  Miscellaneous.............................................            799
                                                              -------------
    Total expenses..........................................        239,661
                                                              -------------
NET INVESTMENT INCOME.......................................         89,513
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      4,940,937
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      1,580,133
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      6,521,070
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   6,610,583
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                  ENDED          YEAR ENDED
                                                              JUNE 30, 1998     DECEMBER 31,
                                                               (UNAUDITED)          1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income.....................................  $      89,513    $     161,027
  Net realized gain.........................................      4,940,937        4,293,916
  Net change in unrealized appreciation (depreciation)......      1,580,133        1,374,168
                                                              --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........      6,610,583        5,829,111
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................        (44,187)        (161,027)
  Net realized gains........................................             --       (5,484,196)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................        (44,187)      (5,645,223)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (843,713 and 2,325,529
    shares, respectively)...................................     10,188,226       27,902,960
  Net asset value of shares issued from reinvestment of
    distributions (3,512 and 504,343 shares,
    respectively)...........................................         44,187        5,645,223
  Cost of shares repurchased (550,513 and 987,193 shares,
    respectively)...........................................     (6,676,741)     (12,084,569)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      3,555,672       21,463,614
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS................................     10,122,068       21,647,502
NET ASSETS
  Beginning of period.......................................     47,619,511       25,972,009
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $45,326 AND $0, RESPECTIVELY).................  $  57,741,579    $  47,619,511
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 FROM
                                                 SIX MONTHS                    INCEPTION
                                                    ENDED          YEAR         1/29/96
                                                  06/30/98         ENDED          TO
                                                 (UNAUDITED)     12/31/97      12/31/96
                                                 -----------     ---------     ---------
Net asset value, beginning of period.........     $  11.32       $  10.98      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................         0.01           0.05(3)       0.04(3)
  Net realized and unrealized gain...........         1.50           1.82          0.99
                                                 -----------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS.........         1.51           1.87          1.03
                                                 -----------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income.......        (0.01)         (0.05)        (0.04)
  Dividends from net realized gains..........           --          (1.16)           --
  In excess of net realized gains............           --          (0.31)           --
  Tax return of capital......................           --          (0.01)        (0.01)
                                                 -----------     ---------     ---------
    TOTAL DISTRIBUTIONS......................        (0.01)         (1.53)        (0.05)
                                                 -----------     ---------     ---------
CHANGE IN NET ASSET VALUE....................         1.50           0.34          0.98
                                                 -----------     ---------     ---------
NET ASSET VALUE, END OF PERIOD...............     $  12.82       $  11.32      $  10.98
                                                 -----------     ---------     ---------
                                                 -----------     ---------     ---------
Total return.................................        13.36%(2)      17.16%        10.33%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........      $57,742        $47,620       $25,872
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................         0.93%(1)       1.00%         1.00%(1)
  Net investment income......................         0.35%(1)       0.42%         0.64%(1)
Portfolio turnover rate......................          299%(2)        642%          391%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE

    Phoenix Aberdeen New Asia Series is designed for investors seeking long-term capital appreciation. Investors should note that foreign investing poses additional risks, such as currency fluctuations, less public information, and political and economic uncertainty.

INVESTMENT ADVISER'S REPORT

    For the six months ended June 30, 1998, Phoenix Aberdeen New Asia Series was down 13.59% compared with a negative return of 17.23% for the Morgan Stanley Capital International All Country Asia Pacific ex Japan Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    After last year's currency devaluations, the level of tumult in Asia has continued at a very fast pace. The year began with very brisk rallies in regional stock markets, which had ended last year at historically low levels. Most attention in the early part of the year was focused on the International Monetary Fund's (IMF) activities in Korea, Thailand and Indonesia. Korea elected a new president, and Thailand a new prime minister. These changes at the top facilitated the adoption of more reform-minded policies in these countries. However, in Korea's case, militant unions and the conglomerates were resistant to change and have managed to create a standoff. Thailand remains held back by its banking sector, which has further to go in working out its non-performing assets and is going through recapitalizing its dented balance sheets. Though leading banks such as Bangkok Bank has managed to issue $1 billion in new capital, we feel they will require more.

    Further south, Malaysia's prime minister remained adamant that the country's economic weakness was mainly caused by overseas culprits. There was disagreement over remedial policies as well, with his deputy advocating IMF-style tight monetary policies to control the problems in the banking sector, whereas the prime minister prioritizes keeping interest rates low to help keep troubled companies afloat. Another long ruling leader, Suharto of Indonesia was even more skillful in his obfuscation on economic policy. Having repeatedly reneged on promises made to the IMF, the country spiraled into economic paralysis, with the currency collapsing and exporters unable to export with international banks refusing to honor letters of credit by Indonesian banks. With prices of basic foodstuffs skyrocketing along with inflation, hitherto mostly peaceful protests sparked riots after several students were shot to death at a campus rally. Following a very tense spate of rioting, which saw widespread looting, targeting the entrepreneurial Chinese minority, the president was forced to step down. Subsequently, his successor, former Vice President Habibie has managed to consolidate his position with the backing of the armed forces. However, Indonesia's challenges remain formidable. Though its foreign currency reserves and government finances are the strongest in the world, Singapore is vulnerable to such large changes in its neighboring countries and expects its economy to stop growing by the end of 1998.

    China announced a wide-ranging reform program for its creaking state finance sector. This is crucial for the country this year as these lending institutions carry a huge burden of non-performing loans made to state owned enterprises. With exports slowing down and domestic structural problems, the economy has decelerated, and we are expecting only 5% growth this year, well below the 8% that the government believes is required to maintain equilibrium. Hong Kong's economy also faces tough times, the economy has been shrinking and its property dependent nature has been a vicious blow, high interest rates and economic uncertainty has cut around 40% from property prices. Taiwan remains the sturdiest economy in the region, though its large electronics industry appears more and more vulnerable to cost competition from the region and cyclical problems in the U.S.

    The Indian subcontinent, which managed to escape most of the economic upheaval in the rest of Asia, sadly shot itself in the foot with an escalation of military tensions. India conducted a public show of its nuclear capability, spurring Pakistan to do the same. The resulting sanctions from the U.S. and Japan are expected to have serious impact on Pakistan's economy, though India's more diversified economy may feel less of a pinch.

    Australia has remained relatively stable. The natural resource sector has suffered from the Asian downturn, but our exposure has been solely to the industrial sector. Growth will slow too in Australia but transparency and quality are being rewarded.

    Our portfolio in Asia avoids companies that rely on political patronage for their well-being. Especially in Indonesia, these have been the worst hit by the public backlash against years of corruption and favoritism. In Malaysia, politically connected companies, which were aggressively gearing up their expansion plans during the good times have now realized that they are precariously perched on a huge pile of debt. We have also mostly shunned banks, as they will need fresh injections of capital to remain viable.

                            ABERDEEN NEW ASIA SERIES

OUTLOOK

    It is essential for Japan's economy to recover, as the implications of this for the region as a whole are immense, with no upturn in the Pacific Basin likely without Japan's assistance. Fundamental valuations for good long term businesses are looking increasingly compelling, however, with short selling distorting the picture. Given the scale of recent declines we could see a bounce in Asian markets on improved sentiment in the near term.

    Looking ahead, the road to recovery will be a slow and painful one, but we believe that our portfolio of high quality, well-managed companies will eventually prevail.

* Morgan Stanley Capital International All Country Asia Pacific (excluding Japan) Index is an unmanaged, commonly used measure of total return performance of Asia and the Pacific Basin. The Index is not available for direct investment.

                            ABERDEEN NEW ASIA SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
FOREIGN COMMON STOCKS--93.8%
AUSTRALIA--14.6%
  Australian Gas Light Co., Ltd (Natural Gas)..................          25,000   $       156,360
  BRL Hardy Ltd. (Beverages (Alcoholic)).......................         100,000           322,009
  Commonwealth Bank of Australia (Banks (Major Regional))......
                                                                         12,000           140,000
  Pacifica Group Ltd. (Manufacturing (Diversified))............          80,000           183,298
  QBE Insurance Group Ltd. (Insurance (Multi-Line))............          70,000           247,080
  Telstra Corp. (Communications Equipment).....................          85,000           217,914
                                                                                  ---------------
                                                                                        1,266,661
                                                                                  ---------------
HONG KONG--21.0%
  CDL Hotels International Ltd. (Lodging--Hotels)..............         850,000           252,304
  Citybus Group Ltd. (Truckers)................................         750,000            99,696
  Giordano International Ltd. (Retail (General
    Merchandise))..............................................         550,000           111,440
  Hongkong Electric Holdings Ltd. (Electric Companies).........         130,000           402,654
  National Mutual Asia Ltd. (Insurance (Multi-Line))...........         524,000           334,745
  Smartone Telecommunications (Telephone)......................         120,000           292,699
  Swire Pacific Ltd. Class B (Diversified Miscellaneous).......         550,000           330,061
                                                                                  ---------------
                                                                                        1,823,599
                                                                                  ---------------
INDIA--8.5%
  BSES, Ltd. (Electrical Equipment) (b)........................          17,000           175,525
  Industrial Credit & Investment Corporation of India Ltd.
    Sponsored GDR (Financial (Diversified))....................          20,000           204,500
  Mahanagar Telephone Nigam Ltd. GDR (Telephone) (b)...........          20,000           209,500
  Ranbaxy Laboratories, Ltd. GDR (Health Care (Medical Products
    & Supplies))...............................................           9,000           144,000
                                                                                  ---------------
                                                                                          733,525
                                                                                  ---------------
INDONESIA--2.8%
  PT Bank Bali (Banks (Major Regional))........................         531,000            30,497
  PT Indosat TBK (Communications Equipment)....................         180,000           209,189
                                                                                  ---------------
                                                                                          239,686
                                                                                  ---------------
MALAYSIA--6.6%
  Carlsberg Brewery Berhad (Building Materials)................          48,000           145,823
  Malaysian Oxygen Berhad (Chemicals)..........................         100,000           221,820
  Muhibbah Engineering (M) Berhad (Engineering &
    Construction)..............................................         150,000            57,866
  Sime UEP Properties Berhad (Services (Commercial &
    Consumer)).................................................         250,000           143,460
                                                                                  ---------------
                                                                                          568,969
                                                                                  ---------------
NEW ZEALAND--2.2%
  Telecom Corporation of New Zealand Ltd. (Telecommunications
    (Cellular/Wireless)).......................................          45,000           185,470
                                                                                  ---------------
PHILIPINES--8.2%
  Ayala Land, Inc. Class B (Engineering & Construction)........         690,000           198,561
  Bank of the Philippine Islands Banks (Major Regional)........          50,000           101,918
  La Tondena Distillers, Inc. (Beverages (Alcoholic))..........         175,000            88,129
  Philippine Long Distance Telephone Co. Sponsored ADR
    (Telephone)................................................          14,000           316,750
                                                                                  ---------------
                                                                                          705,358
                                                                                  ---------------
SINGAPORE--11.2%
  Clipsal Industries Ltd. (Electrical Equipment)...............         175,000           156,625
  Robinson & Co. Ltd. (Retail (General Merchandise))...........         108,000           274,878
  Rothmans Industries Ltd. (Tobacco)...........................          50,000           221,962

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
SINGAPORE--CONTINUED

  Singapore Press Holdings Ltd. (Publishing
    (Newspapers))..............................................          20,000   $       133,769
  United Overseas Bank Ltd. (Banks (Money Center)).............          59,000           183,340
                                                                                  ---------------
                                                                                          970,574
                                                                                  ---------------
SOUTH KOREA--3.1%
  Pohang Iron & Steel Ltd. (Iron & Steel)......................           5,000           141,296
  Samsung Electronics Sponsored GDR 144A Non-Voting Shares
    (Electronics (Instrumentation)) (c)........................          16,252           130,016
                                                                                  ---------------
                                                                                          271,312
                                                                                  ---------------
SRI LANKA--2.4%
  John Keells Holdings Ltd. (Manufacturing (Specialized))
    (b)........................................................          35,000           101,682
  National Development Bank Ltd. (Building Materials)..........          55,000           105,122
                                                                                  ---------------
                                                                                          206,804
                                                                                  ---------------
TAIWAN--4.0%
  Standard Foods Taiwan Ltd. GDR RegS (Retail (Food Chains))
    (b)........................................................          30,000           345,750
                                                                                  ---------------
THAILAND--4.1%
  Bangkok Bank Public Co. Ltd. (Banks (Major Regional))........          30,000            36,879
  Phatra Insurance Public Co., Ltd. (Insurance (Multi-Line))...
                                                                         71,600           208,198
  Ruam Pattana Fund II (Financial (Diversified))...............       1,250,000           109,338
                                                                                  ---------------
                                                                                          354,415
                                                                                  ---------------
UNITED KINGDOM--5.1%
  HSBC Holdings PLC (Banks (Major Regional))...................          12,000           304,535
  Rowe Evans Investments Group PLC (Agricultural Products).....
                                                                        125,000           140,780
                                                                                  ---------------
                                                                                          445,315
                                                                                  ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $12,694,156)................................................         8,117,438
                                                                                  ---------------
WARRANTS--0.0%
THAILAND--0.0%
  Siam Commercial Bank Public Co., Ltd. (Diversified
    Miscellaneous).............................................          26,666                 0
                                                                                  ---------------
TOTAL WARRANTS
  (Identified cost $0).........................................................                 0
                                                                                  ---------------

                                                                       PAR
                                                                      VALUE
                                                                      (000)
                                                                  -------------
SHORT-TERM OBLIGATIONS--8.1%
  REPURCHASE AGREEMENT--8.1%...................................   $         700           700,000
    Brown Brothers Harriman & Co., repurchase agreement, 5.25%, dated 6/30/98 due 7/1/98, repurchase price $700,102
    collateralized by U.S. Treasury Note 5.50%, 3/31/00, market value $704,781
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $700,000)...................................................           700,000
                                                                                  ---------------
TOTAL INVESTMENTS--101.9%
  (Identified cost $13,394,156)................................................         8,817,438(a)
  Cash and receivables, less liabilities--(1.9)%...............................          (165,935)
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $     8,651,503
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $290,417 and gross depreciation of $4,949,635 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $13,476,656.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified Institutional buyers. At June 30, 1998, these securities amounted to a value of $130,016 or 1.5% of net assets.

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

          Agricultural Products..............................    1.7%
          Banks (Major Regional).............................    7.3
          Banks (Money Center)...............................    2.3
          Beverages (Alcoholic)..............................    5.1
          Building Materials.................................    3.1
          Chemicals..........................................    2.7
          Communications Equipment...........................    5.3
          Diversified Miscellaneous..........................    4.1
          Electric Companies.................................    5.0
          Electrical Equipment...............................    4.1
          Electronics (Instrumentation)......................    1.6
          Engineering & Construction.........................    3.2
          Financial (Diversified)............................    3.9
          Health Care (Medical Products & Supplies)..........    1.8
          Insurance (Multi-Line).............................    9.7
          Iron & Steel.......................................    1.7
          Lodging--Hotels....................................    3.1
          Manufacturing (Diversified)........................    2.3
          Manufacturing (Specialized)........................    1.3
          Natural Gas........................................    1.9
          Publishing (Newspapers)............................    1.6
          Retail (Food Chains)...............................    4.3
          Retail (General Merchandise).......................    4.8
          Services (Commercial & Consumer)...................    1.7
          Telecommunications (Cellular/Wireless).............    2.3
          Telephone..........................................   10.2
          Tobacco............................................    2.7
          Truckers...........................................    1.2
                                                               ------
                                                               100.0%
                                                               ------
                                                               ------

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS
Investment securities at value (Identified cost
  $13,394,156)..............................................  $   8,817,438
Cash........................................................         25,558
Receivables
  Investment securities sold................................         90,005
  Fund shares sold..........................................         66,658
  Dividends and interest....................................         26,603
  Adviser...................................................          3,820
  Tax reclaim...............................................            988
                                                              -------------
    Total assets............................................      9,031,070
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        307,566
  Fund shares repurchased...................................          8,050
  Trustee fee...............................................          8,387
  Financial agent fee.......................................          2,849
  Accrued expenses..........................................         52,715
                                                              -------------
    Total liabilities.......................................        379,567
                                                              -------------
NET ASSETS..................................................  $   8,651,503
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........     15,138,360
  Undistributed net investment loss.........................        (66,629)
  Accumulated net realized loss.............................     (1,851,983)
  Net unrealized depreciation...............................     (4,568,245)
                                                              -------------
NET ASSETS..................................................  $   8,651,503
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,554,698
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $        5.56
                                                                      -----
                                                                      -----

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $     137,778
  Interest..................................................         23,786
  Foreign taxes withheld....................................         (6,015)
                                                              -------------
    Total investment income.................................        155,549
                                                              -------------
EXPENSES
  Investment advisory fee...................................         49,897
  Financial agent fee.......................................          5,411
  Custodian.................................................         33,338
  Professional..............................................         18,003
  Printing..................................................         11,773
  Trustees..................................................          8,387
  Miscellaneous.............................................          3,544
                                                              -------------
    Total expenses..........................................        130,353
    Less expenses borne by investment adviser...............        (67,974)
                                                              -------------
    Net expenses............................................         62,379
                                                              -------------
NET INVESTMENT INCOME.......................................         93,170
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................     (1,333,079)
  Net realized loss on foreign currency transactions........         (4,987)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       (176,698)
  Net change in unrealized appreciation (depreciation) on
    foreign currency and foreign currency transactions......         12,906
                                                              -------------
NET LOSS ON INVESTMENTS.....................................     (1,501,858)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  ($  1,408,688)
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 1998      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS
  Net investment income.....................................  $     93,170       $   211,171
  Net realized loss.........................................    (1,338,066)         (526,096)
  Net change in unrealized appreciation (depreciation)......      (163,792)       (4,381,851)
                                                              -------------   -----------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......    (1,408,688)       (4,696,776)
                                                              -------------   -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................            --          (211,171)
  Net realized gains........................................            --            (6,760)
  In excess of net investment income........................            --          (143,676)
  Tax return of capital.....................................            --           (76,927)
                                                              -------------   -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................            --          (438,534)
                                                              -------------   -----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,334,158 and 1,188,914
    shares, respectively)...................................    16,085,916        10,623,009
  Net asset value of shares issued from reinvestment of
    distributions (0 and 66,703 shares, respectively).......            --           438,534
  Cost of shares repurchased (1,334,918 and 862,809 shares,
    respectively)...........................................   (16,042,427)       (7,494,737)
                                                              -------------   -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............        43,489         3,566,806
                                                              -------------   -----------------
  NET DECREASE IN NET ASSETS................................    (1,365,199)       (1,568,504)
NET ASSETS
  Beginning of period.......................................    10,016,702        11,585,206
                                                              -------------   -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT LOSS
    AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
    ($66,629) AND ($159,799), RESPECTIVELY).................  $  8,651,503       $10,016,702
                                                              -------------   -----------------
                                                              -------------   -----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               SIX MONTHS
                                                  ENDED                         FROM INCEPTION
                                                06/30/98        YEAR ENDED        9/17/96 TO
                                               (UNAUDITED)       12/31/97          12/31/96
                                               -----------      ----------      --------------
Net asset value, beginning of period.........   $   6.44         $   9.96          $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................       0.06(1)          0.15(1)           0.05(1)
  Net realized and unrealized gain (loss)....      (0.94)           (3.36)            (0.04)
                                               -----------      ----------          -------
    TOTAL FROM INVESTMENT OPERATIONS.........      (0.88)           (3.21)             0.01
                                               -----------      ----------          -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......         --            (0.15)            (0.05)
  Dividends from net realized gains..........         --            (0.01)               --
  In excess of net investment income.........         --            (0.10)               --
  Tax return of capital......................         --            (0.05)               --
                                               -----------      ----------          -------
    TOTAL DISTRIBUTIONS......................                       (0.31)            (0.05)
                                               -----------      ----------          -------
CHANGE IN NET ASSET VALUE....................      (0.88)           (3.52)            (0.04)
                                               -----------      ----------          -------
NET ASSET VALUE, END OF PERIOD...............   $   5.56         $   6.44          $   9.96
                                               -----------      ----------          -------
                                               -----------      ----------          -------

Total return.................................     (13.59)%(3)      (32.39)%            0.16%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $8,652          $10,017           $11,585
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       1.25%(2)         1.25%             1.25%(2)
  Net investment income......................       1.76%(2)         1.63%             2.40%(2)
Portfolio turnover rate......................         33%(3)           27%                2%(3)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.07 and $0.03 per share, respectively.
(2) Annualized.
(3) Not annualized.

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

INVESTOR PROFILE

    The Research Enhanced Index Series is designed for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    For the latest six months, the Fund has returned 19.41%, outperforming the S&P 500 Index, which returned of 17.75% for the same period.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    Favorable stock selection drove the Fund's above-average performance, particularly consumer cyclical stocks, which were especially strong. Chrylser had the greatest impact on performance on news that the company had agreed to merge with Daimler-Benz. Stock selection among telephone stocks was also beneficial. The portfolio was underweighted in Worldcom, whose shares rose on news of an agreement having been reached with EU regulators that would allow Worldcom's proposed merger with MCI to proceed. At the same time, the portfolio was underweighted in AT&T, which fell as the company announced a dilutive takeover of cable giant TCI. However, in the services industry, Comcast, another of our holdings and the fourth largest cable company, benefited from the acquisition of TCI by AT&T.

    Stock selection among retailers detracted from overall performance. Toys R Us continued to languish, and Federated Department Stores, while higher for the period, was weak compared with sector gains of slightly over 12%. The portfolio also trailed the S&P 500 Index in the technology sector. The positive impact from holdings in EMC Corp. and Bay Networks was not sufficient to offset the heavily negative effect of our underweighting in Lucent, Microsoft, and Dell.

OUTLOOK

    The sustainability of domestic economic momentum amid global disinflationary developments has been impressive. Still, growth in corporate profits, mute relative to earlier estimates, seems unlikely to rebound to 1997 levels in view of softened global demand, a stronger dollar, domestic capacity growth, and increasing wage pressures.

    As always, we remain fully invested and largely sector neutral. Amid continued turmoil resulting from the Asian economic crisis, basic industry stocks have been among the hardest hit. Recovery in these markets appears distant, and near-term earnings uncertainty is extremely high. However, our disciplined investment approach has helped to identify a handful of companies in this sector whose stocks have declined disproportionately to their long-term earnings and cash flow prospects.

* The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

                         RESEARCH ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                    STANDARD    PAR
                                                    & POOR'S   VALUE
                                                     RATING    (000)       VALUE
                                                    --------  -------   ------------
U.S. GOVERNMENT SECURITIES--0.2%
U.S. TREASURY NOTES--0.2%
  U.S. Treasury Note 5.75%, 12/31/98..............  AAA       $  100    $    100,209
                                                                        ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $100,406).........................................        100,209
                                                                        ------------

                                                              SHARES
                                                              -------
COMMON STOCKS--93.4%
AEROSPACE/DEFENSE--0.9%
  Boeing Co.................................................  11,000         490,187
  Precision Castparts Corp..................................     100           5,337
                                                                        ------------
                                                                             495,524
                                                                        ------------
AGRICULTURAL PRODUCTS--0.1%
  Pioneer HI Bred International.............................   1,400          57,925
                                                                        ------------
AIR FREIGHT--0.0%
  FDX Corp. (b).............................................     300          18,825
                                                                        ------------
AIRLINES--0.1%
  Southwest Airlines Co.....................................   1,300          38,512
                                                                        ------------
ALUMINUM--0.4%
  Aluminum Company of America...............................   2,300         151,656
  Reynolds Metals Co........................................   1,000          55,937
                                                                        ------------
                                                                             207,593
                                                                        ------------
AUTO PARTS & EQUIPMENT--0.8%
  Cooper Tire & Rubber Co...................................     900          18,562
  Dana Corp.................................................   1,000          53,500
  Echlin, Inc...............................................   1,000          49,062
  Genuine Parts Co..........................................   2,100          72,581
  Goodyear Tire & Rubber Co.................................   1,800         115,987
  ITT Industries, Inc.......................................   1,400          52,325
  Lear Corp. (b)............................................   1,000          51,312
                                                                        ------------
                                                                             413,329
                                                                        ------------
AUTOMOBILES--1.5%
  Chrysler Corp.............................................   7,700         434,087
  Ford Motor Co.............................................   2,100         123,900
  General Motors Corp.......................................   3,300         220,481
                                                                        ------------
                                                                             778,468
                                                                        ------------
BANKS (MAJOR REGIONAL)--3.8%
  Associated Banc-Corp......................................     400          15,050
  Banc One Corp.............................................   3,700         206,517
  Charter One Financial, Inc................................   1,000          33,687
  City National Corp........................................     300          11,081
  Colonial BancGroup, Inc...................................     300           9,675
  Compass Bankshares, Inc...................................     400          18,050
  Crestar Financial Corp....................................     700          38,194
  Dime Bancorp, Inc.........................................     700          20,956
  First American Corp.......................................     700          33,687
  First Commerce Corp.......................................     500          34,719
  First Tennessee National Corp.............................   1,000          31,563
  First Union Corp..........................................   6,600         391,238
  Firstar Corp..............................................   1,100          41,800
  Fleet Financial Group, Inc................................   1,700         141,950
  Hibernia Corp. Class A....................................     800          16,150
  Huntington Bancshares, Inc................................   1,300          43,550
  KeyCorp...................................................   2,900         103,312
  M & T Bank Corp...........................................     100          55,400
  Marshall & Ilsley Corp....................................     700          35,744

                                                              SHARES       VALUE
                                                              -------   ------------
BANKS (MAJOR REGIONAL)--CONTINUED
  Mercantile Bancorporation, Inc............................     900    $     45,337
  Mercantile Bankshares Corp................................     500          17,406
  National Commerce Bancorporation..........................     200           8,375
  Norwest Corp..............................................   3,100         115,863
  Pacific Century Financial Corp............................     500          12,000
  Regions Financial Corp....................................     600          24,637
  Republic New York Corp....................................     800          50,350
  Southtrust Corp...........................................   1,200          52,200
  Sovereign Bancorp, Inc....................................   1,100          17,978
  Star Banc Corp............................................     100           6,387
  Trans Financial Bancorp Inc...............................     200          11,475
  Union Planters Corp.......................................     600          35,287
  Valley National Bancorp...................................     300           8,700
  Washington Federal, Inc...................................     200           5,525
  Wells Fargo & Co..........................................     700         258,300
  Westamerica Bancorporation................................     300           9,637
  Wilmington Trust Corp.....................................     200          12,175
                                                                        ------------
                                                                           1,973,955
                                                                        ------------
BANKS (MONEY CENTER)--3.9%
  BankAmerica Corp..........................................   5,500         475,406
  Bankers Trust New York Corp...............................     700          81,244
  Chase Manhattan Corp......................................   4,600         347,300
  Citicorp..................................................   3,800         567,150
  First Chicago NBD Corp....................................   1,900         168,387
  NationsBank Corp..........................................   5,400         413,100
                                                                        ------------
                                                                           2,052,587
                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.3%
  Anheuser-Busch Cos., Inc..................................   3,400         160,437
                                                                        ------------
BEVERAGES (NON-ALCOHOLIC)--2.8%
  Coca-Cola Co..............................................  12,000       1,026,000
  PepsiCo, Inc..............................................  10,300         424,231
                                                                        ------------
                                                                           1,450,231
                                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.7%
  Comcast Corp. Special Class A.............................   4,400         178,612
  Cox Communications, Inc. Class A..........................     500          24,219
  MediaOne Group, Inc.......................................    1900          83,481
  Tele-Communications Inc. TCI V............................   4,800          96,300
                                                                        ------------
                                                                             382,612
                                                                        ------------
BUILDING MATERIALS--0.0%
  Owens Corning.............................................     600          24,487
                                                                        ------------
CHEMICALS--1.8%
  Dow Chemical Co...........................................   1,600         154,700
  Du Pont (E.I.) de Nemours & Co............................   8,100         604,462
  Lyondell Petrochemical Co.................................     500          15,219
  Praxair, Inc..............................................   1,100          51,494
  Rohm & Haas Co............................................     400          41,575
  Union Carbide Corp........................................   1,000          53,375
                                                                        ------------
                                                                             920,825
                                                                        ------------
CHEMICALS (DIVERSIFIED)--0.7%
  Monsanto Co...............................................   6,400         357,600
  PPG Industries, Inc.......................................     300          20,869
                                                                        ------------
                                                                             378,469
                                                                        ------------
CHEMICAL (SPECIALTY)--0.1%
  Albermarle Corp...........................................     200           4,412
  Crompton & Knowles Corp...................................     500          12,594
  Cytec Industries, Inc. (b)................................     300          13,275
  Nalco Chemical Co.........................................     500          17,562

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
CHEMICAL (SPECIALTY)--CONTINUED
  Solutia, Inc..............................................     900    $     25,819
                                                                        ------------
                                                                              73,662
                                                                        ------------
COMMUNICATIONS EQUIPMENT--2.0%
  Lucent Technologies, Inc..................................   9,600         798,600
  Motorola, Inc.............................................   4,700         247,044
                                                                        ------------
                                                                           1,045,644
                                                                        ------------
COMPUTERS (HARDWARE)--2.9%
  Compaq Computer Corp......................................  11,400         323,475
  Dell Computer Corp. (b)...................................     800          74,250
  Hewlett Packard Co........................................   1,700         101,787
  International Business Machines Corp......................   7,500         861,094
  Quantum Corp. (b).........................................   1,000          20,750
  Sun Microsystems, Inc. (b)................................   3,700         160,719
                                                                        ------------
                                                                           1,542,075
                                                                        ------------
COMPUTERS (NETWORKING)--1.8%
  3 Com Corp. (b)...........................................   2,800          85,925
  Bay Networks, Inc. (b)....................................   2,700          87,075
  Cabletron Systems, Inc....................................   1,300          17,469
  Cisco Systems, Inc. (b)...................................   8,200         754,912
                                                                        ------------
                                                                             945,381
                                                                        ------------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b).............................................   4,200         188,212
                                                                        ------------
COMPUTERS (SOFTWARE & SERVICES)--3.4%
  Autodesk, Inc.............................................     300          11,587
  Computer Associates International, Inc....................   4,600         255,587
  Microsoft Corp. (b).......................................  10,700       1,159,612
  Network Associates, Inc. (b)..............................     900          43,087
  Oracle Systems Corp. (b)..................................   9,000         221,062
  Parametric Technology Co..................................   2,100          56,962
  Sybase, Inc. (b)..........................................     300           2,091
  Symantec Corp.............................................     400          10,450
                                                                        ------------
                                                                           1,760,438
                                                                        ------------
CONSUMER FINANCE--0.5%
  Beneficial Corp...........................................     500          76,594
  Household International, Inc..............................   1,800          89,550
  MBNA Corp.................................................   2,900          95,700
  Provident Financial Group, Inc............................     300          13,687
                                                                        ------------
                                                                             275,531
                                                                        ------------
CONTAINERS & PACKAGING (PAPER)--0.2%
  Stone Container Corp......................................   2,700          42,187
  Temple-Inland, Inc........................................     700          37,712
  Union Camp Corp...........................................     800          39,700
                                                                        ------------
                                                                             119,599
                                                                        ------------
ELECTRIC COMPANIES--2.2%
  Allegheny Energy, Inc.....................................   1,000          30,125
  Baltimore Gas & Electric Co...............................   1,300          40,381
  Central & Southwest Corp..................................   4,700         126,312
  Cinergy Corp..............................................   1,400          49,000
  CMS Energy Corp...........................................     900          39,600
  Dominion Resources, Inc...................................   1,700          69,275
  Duke Energy Corp..........................................   2,300         136,275
  Edison International......................................   1,100          32,519
  Entergy Corp..............................................   2,100          60,375
  GPU, Inc..................................................     900          34,031
  Illinova Corp.............................................     400          12,000
  New England Electric System...............................     600          25,950
  Northeast Utilities, Inc..................................   1,200          20,325
  Northern States Power Co..................................   1,400          40,075
  PECO Energy Co............................................   1,900          55,456
  PG&E Corp.................................................   2,700          85,219
  Potomac Electric Power Co.................................     800          20,050
  PP&L Resources, Inc.......................................   1,600          36,300
                                                              SHARES       VALUE
                                                              -------   ------------
ELECTRIC COMPANIES--CONTINUED
  Southern Co...............................................   1,700    $     47,069
  Teco Energy, Inc..........................................   1,100          29,494
  Texas Utilities Co........................................   2,100          87,412
  Union Electric Co.........................................     600          23,850
  Wisconsin Energy Corp.....................................   1,100          33,412
                                                                        ------------
                                                                           1,134,505
                                                                        ------------
ELECTRICAL EQUIPMENT--3.3%
  Coltec Industries, Inc....................................   1,200          23,850
  Emerson Electric Co.......................................   3,700         223,387
  General Electric Co.......................................  15,300       1,392,300
  Rockwell International Corp...............................   1,700          81,706
                                                                        ------------
                                                                           1,721,243
                                                                        ------------
ELECTRONICS (COMPONENT DISTRIBUTORS)--0.1%
  Grainger (W.W.), Inc......................................   1,000          49,812
                                                                        ------------
ELECTRONICS (DEFENSE)--0.4%
  Raytheon Co. Class A......................................   2,100         121,012
  Raytheon Co. Class B......................................   1,900         112,337
                                                                        ------------
                                                                             233,349
                                                                        ------------
ELECTRONICS (INSTRUMENTATION)--0.1%
  Perkin Elmer Corp.........................................     500          31,094
  Sensormatic Electronics Corp..............................     800          11,200
  Tektronix, Inc............................................     400          14,150
                                                                        ------------
                                                                              56,444
                                                                        ------------
ELECTRONICS (SEMICONDUCTORS)--2.3%
  Advanced Micro Devices, Inc...............................   1,000          17,062
  Intel Corp................................................  12,500         926,562
  National Semiconductor Corp. (b)..........................   1,200          15,825
  Texas Instruments, Inc....................................   3,800         221,587
  Xilinx, Inc. (b)..........................................     600          20,400
                                                                        ------------
                                                                           1,201,436
                                                                        ------------
ENGINEERING & CONSTRUCTION--0.0%
  Foster Wheeler Corp.......................................     200           4,287
                                                                        ------------
ENTERTAINMENT--1.8%
  Time Warner, Inc..........................................   6,400         546,800
  Viacom, Inc. Class B (b)..................................   4,200         244,650
  Walt Disney Co............................................   1,500         157,594
                                                                        ------------
                                                                             949,044
                                                                        ------------
EQUIPMENT (SEMICONDUCTORS)--0.2%
  Applied Materials, Inc. (b)...............................   2,900          85,550
                                                                        ------------
FINANCIAL (DIVERSIFIED)--3.5%
  American Express Co.......................................   3,100         353,400
  Amresco, Inc. (b).........................................     200           5,825
  Associates First Capital Corp.............................   2,300         176,812
  Bear Stearns Cos., Inc....................................     900          51,187
  Capital One Financial Corp................................     500          62,094
  ContiFinancial Corp. (b)..................................     300           6,938
  FHLMC.....................................................   4,600         216,487
  Finova Group, Inc.........................................     400          22,650
  FNMA......................................................   7,000         425,250
  Greenpoint Financial Corp.................................     600          22,575
  Lehman Brothers Holdings, Inc.............................     600          46,538
  MBIA, Inc.................................................     700          52,413
  Morgan Stanley, Dean Witter & Co..........................   4,000         365,500
  PMI Group, Inc. (The).....................................     200          14,675
  TCF Financial Corp........................................     600          17,700
                                                                        ------------
                                                                           1,840,044
                                                                        ------------
FOODS--1.8%
  Bestfoods.................................................   1,800         104,513
  Campbell Soup Co..........................................   3,200         170,000
  Corn Products International, Inc..........................     100           3,388
  General Mills, Inc........................................   1,100          75,213

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
FOODS--CONTINUED
  Heinz (H.J.) Co...........................................   2,600    $    145,925
  Hershey Foods Corp........................................     500          34,500
  Kellogg Co................................................   2,900         108,931
  Nabisco Holdings Corp.....................................     300          10,819
  Ralston-Ralston Purina Group..............................     900         105,131
  Sara Lee Corp.............................................   3,300         184,594
                                                                        ------------
                                                                             943,014
                                                                        ------------
FOOTWEAR--0.1%
  Nike, Inc. Class B........................................   1,200          58,425
  Reebok International Ltd. (b).............................     700          19,381
                                                                        ------------
                                                                              77,806
                                                                        ------------
GAMING, LOTTERY, & PARIMUTUEL COS.--0.1%
  International Game Technology.............................   1,400          33,950
                                                                        ------------
HEALTH CARE (DIVERSIFIED)--5.7%
  Abbott Laboratories.......................................   8,300         339,263
  American Home Products Corp...............................  11,700         605,475
  Bristol-Myers Squibb Co...................................   7,700         885,019
  Johnson & Johnson.........................................   8,200         604,750
  Warner-Lambert Co.........................................   7,800         541,125
                                                                        ------------
                                                                           2,975,632
                                                                        ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--3.4%
  Agouron Pharmaceuticals, Inc. (b).........................     100           3,031
  Chiron Corp. (b)..........................................   1,700          26,669
  Forest Laboratories, Inc. (b).............................     800          28,600
  Lilly (Eli) & Co..........................................   2,500         165,156
  Merck & Company, Inc......................................   4,600         615,250
  Pfizer, Inc...............................................   6,400         695,600
  Schering-Plough Corp......................................   2,500         229,063
  Watson Pharmaceuticals, Inc. (b)..........................     800          37,350
                                                                        ------------
                                                                           1,800,719
                                                                        ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.5%
  Columbia/HCA Healthcare, Corp.............................   4,000         116,500
  Health Care and Retirement Corp...........................   1,800          19,719
  Tenet Healthcare Corp. (b)................................   3,200         100,000
                                                                        ------------
                                                                             236,219
                                                                        ------------
HEALTH CARE (MANAGED CARE)--0.3%
  Humana, Inc. (b)..........................................   2,200          68,613
  United Healthcare Corp....................................   1,800         114,300
                                                                        ------------
                                                                             182,913
                                                                        ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.8%
  Bausch & Lomb, Inc........................................     700          35,088
  Boston Scientific Corp. (b)...............................   2,100         150,413
  Medtronic, Inc............................................   3,000         191,250
  Stryker Corp..............................................     500          19,188
  United States Surgical Corp...............................     600          27,375
                                                                        ------------
                                                                             423,314
                                                                        ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.1%
  Alza Corp. (b)............................................     800          34,600
                                                                        ------------
HOUSEHOLD FURN. & APPLIANCES--0.3%
  Furniture Brands International............................     600          16,838
  Leggett & Platt, Inc......................................   2,600          65,000
  Whirlpool Corp............................................     900          61,875
                                                                        ------------
                                                                             143,713
                                                                        ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.0%
  Kimberly Clark Corp.......................................   3,900         178,913
  Procter & Gamble Co. (b)..................................   9,400         855,988
                                                                        ------------
                                                                           1,034,901
                                                                        ------------
INSURANCE (LIFE/HEALTH)--0.5%
  Aetna, Inc................................................   1,500         114,188
  Torchmark Corp............................................   1,000          45,750
                                                              SHARES       VALUE
                                                              -------   ------------
INSURANCE (LIFE/HEALTH)--CONTINUED
  Transamerica Corp.........................................     500    $     57,563
  UNUM Corp.................................................   1,000          55,500
                                                                        ------------
                                                                             273,001
                                                                        ------------
INSURANCE (MULTI-LINE)--2.6%
  AMBAC Financial Group.....................................     500          29,250
  American International Group, Inc.........................   5,200         759,200
  Cigna Corp................................................   1,600         110,400
  Financial Security Assurance Holdings Ltd.................     200          11,750
  Hartford Financial Services Group, Inc....................     500          57,188
  Travelers Group, Inc......................................   6,300         381,938
                                                                        ------------
                                                                           1,349,726
                                                                        ------------
INSURANCE (PROPERTY--CASUALTY)--1.3%
  Allstate Corp.............................................   3,100         283,844
  Chubb Corp. (The).........................................   1,200          96,450
  Fremont General Corp......................................     300          16,256
  General Re Corp...........................................     600         152,100
  Mercury General Corp......................................     100           6,444
  Ohio Casualty Corp........................................     200           8,850
  SAFECO Corp...............................................   1,000          45,438
  St. Paul Co., Inc.........................................   1,700          71,506
  Travelers Property Casualty Corp. Class A.................     500          21,438
                                                                        ------------
                                                                             702,326
                                                                        ------------
INSURANCE BROKERS--0.2%
  Marsh & McLennan Cos., Inc................................   1,950         117,853
                                                                        ------------
INVESTMENT BANKING/BROKERAGE--0.3%
  Edwards (A.G.), Inc.......................................     600          25,613
  Merrill Lynch & Co., Inc..................................     800          73,800
  Schwab, Charles Corp......................................   1,500          48,750
                                                                        ------------
                                                                             148,163
                                                                        ------------
IRON & STEEL--0.1%
  Allegheny Teledyne, Inc...................................   2,400          54,909
                                                                        ------------
LEISURE TIME (PRODUCTS)--0.6%
  Circus Circus Enterprises (b).............................   1,000          16,938
  Hasbro, Inc...............................................   1,900          74,694
  Mattel, Inc...............................................   3,700         156,556
  MGM Grand, Inc. (b).......................................     700          22,094
  Mirage Resorts, Inc. (b)..................................   2,200          46,888
                                                                        ------------
                                                                             317,170
                                                                        ------------
LODGING--HOTELS--0.0%
  Extended Stay America, Inc. (b)...........................     500           5,625
  Hilton Hotels Corp........................................     300           8,550
                                                                        ------------
                                                                              14,175
                                                                        ------------
MACHINERY (DIVERSIFIED)--0.6%
  Caterpillar, Inc..........................................   3,400         179,775
  Cooper Industries, Inc....................................   1,100          60,431
  Deere & Co................................................   1,400          74,025
                                                                        ------------
                                                                             314,231
                                                                        ------------
MANUFACTURING (DIVERSIFIED)--2.1%
  AlliedSignal, Inc.........................................   6,800         301,750
  Corning, Inc..............................................   2,700          93,825
  Eaton Corp................................................     700          54,425
  Illinois Tool Works, Inc..................................     700          46,681
  Johnson Controls, Inc.....................................   1,000          57,188
  Minnesota Mining & Manufacturing Co.......................     100           8,219
  Tenneco, Inc..............................................   2,000          76,125
  Tyco International Ltd....................................   7,000         441,000
                                                                        ------------
                                                                           1,079,213
                                                                        ------------
MANUFACTURING (SPECIALIZED)--0.1%
  Parker-Hannifin Corp......................................     700          26,688
                                                                        ------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
METALS MINING--0.1%
  Phelps Dodge Corp.........................................     600    $     34,313
                                                                        ------------
NATURAL GAS--0.5%
  Columbia Energy Group.....................................     700          38,938
  Consolidated Natural Gas Co...............................     800          47,100
  Enron Corp................................................   2,700         145,969
  K N Energy, Inc...........................................     400          21,675
  Western Resources, Inc....................................     600          23,288
                                                                        ------------
                                                                             276,970
                                                                        ------------
OFFICE EQUIPMENT & SUPPLIES--0.1%
  Harris Corp...............................................   1,000          44,688
  Symbol Technologies, Inc..................................     300          11,325
                                                                        ------------
                                                                              56,013
                                                                        ------------
OIL & GAS (DOMESTIC)--0.8%
  Atlantic Richfield Co.....................................   2,800         218,750
  Occidental Petroleum Corp.................................   1,600          43,200
  Phillips Petroleum Co.....................................   2,300         110,831
  Unocal Corp...............................................   1,600          57,200
                                                                        ------------
                                                                             429,981
                                                                        ------------
OIL & GAS (DRILLING & EQUIPMENT)--0.8%
  Baker Hughes, Inc.........................................   1,200          41,475
  Cooper Cameron Corp. (b)..................................     500          25,500
  Diamond Offshore Drilling, Inc............................     600          24,000
  ENSCO International, Inc..................................   1,200          20,850
  Input/Output, Inc. (b)....................................     200           3,563
  R & B Falcon Corp.........................................   1,400          31,675
  Schlumberger Ltd..........................................   4,000         273,250
                                                                        ------------
                                                                             420,313
                                                                        ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.2%
  Anadarko Petroleum Corp...................................     400          26,875
  Union Pacific Resources Group.............................   2,100          36,881
  Valero Energy Corp........................................     500          16,625
                                                                        ------------
                                                                              80,381
                                                                        ------------
OIL & GAS (REFINING & MARKETING)--0.3%
  Ashland, Inc..............................................     700          36,138
  El Paso Natural Gas Co....................................   1,000          38,250
  Sun Co., Inc..............................................     500          19,406
  Tosco Corp................................................   1,300          38,188
                                                                        ------------
                                                                             131,982
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--4.4%
  Chevron Corp..............................................   4,600         382,088
  Exxon Corp................................................  17,000       1,212,313
  Mobil Corp................................................   6,800         521,050
  Texaco, Inc...............................................   3,100         185,031
                                                                        ------------
                                                                           2,300,482
                                                                        ------------
PAPER & FOREST PRODUCTS--0.4%
  Boise Cascade Corp........................................     700          22,925
  Bowater, Inc..............................................     400          18,900
  Champion International Corp...............................   1,100          54,106
  Georgia-Pacific Group.....................................   1,100          64,831
  Louisiana-Pacific Corp....................................   1,300          23,725
  Mead Corp.................................................   1,300          41,275
                                                                        ------------
                                                                             225,762
                                                                        ------------
PERSONAL CARE--0.8%
  Gillette Co...............................................   7,800         442,163
                                                                        ------------
PHOTOGRAPHY/IMAGING--1.2%
  Eastman Kodak Co..........................................   3,800         277,638
  Xerox Corp................................................   3,500         355,688
                                                                        ------------
                                                                             633,326
                                                                        ------------
                                                              SHARES       VALUE
                                                              -------   ------------
PUBLISHING--0.1%
  Times Mirror Co. Class A..................................   1,100    $     69,163
                                                                        ------------
PUBLISHING (NEWSPAPERS)--0.6%
  Gannett Co., Inc..........................................   2,100         149,231
  Knight-Ridder, Inc........................................     400          22,025
  Tribune Co................................................   1,100          75,694
  Washington Post Co. Cl B..................................     100          57,600
                                                                        ------------
                                                                             304,550
                                                                        ------------
RAILROADS--0.8%
  Burlington Northern Santa Fe Corp.........................   1,300         127,644
  CSX Corp..................................................   2,000          91,000
  Norfolk Southern Corp.....................................   3,100          92,419
  Union Pacific Corp........................................   2,400         105,900
  Wisconsin Central Transportation (b)......................     200           4,375
                                                                        ------------
                                                                             421,338
                                                                        ------------
RESTAURANTS--1.0%
  McDonald's Corp...........................................   7,300         503,700
                                                                        ------------
RETAIL (BUILDING SUPPLIES)--1.0%
  Home Depot, Inc...........................................   5,600         465,150
  Sherwin-Williams Co.......................................   1,000          33,125
                                                                        ------------
                                                                             498,275
                                                                        ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.1%
  Circuit City Store, Inc...................................   1,000          46,875
  CompUSA, Inc..............................................     900          16,256
                                                                        ------------
                                                                              63,131
                                                                        ------------
RETAIL (DEPARTMENT STORES)--0.6%
  Dillard's, Inc. Class A...................................   1,000          41,438
  Federated Department Stores, Inc. (b).....................   2,100         113,006
  May Department Stores Co..................................   2,300         150,650
                                                                        ------------
                                                                             305,094
                                                                        ------------
RETAIL (DRUG STORES)--0.0%
  General Nutrition Co., Inc. (b)...........................     800          24,900
                                                                        ------------
RETAIL (FOOD CHAINS)--0.8%
  Albertson's, Inc..........................................   1,200          62,175
  American Stores Co........................................   2,600          62,888
  Hannaford Brothers Co.....................................     400          17,600
  Kroger Co. (b)............................................   2,500         107,188
  Safeway, Inc. (b).........................................   4,700         191,231
                                                                        ------------
                                                                             441,082
                                                                        ------------
RETAIL (GENERAL MERCHANDISE)--2.1%
  Best Buy Co., Inc. (b)....................................   1,000          36,125
  Corporate Express, Inc. (b)...............................      24             308
  Costco Cos., Inc..........................................     700          44,144
  Dayton Hudson Corp........................................   4,000         194,000
  Kmart Corp. (b)...........................................   4,800          92,400
  Sears, Roebuck & Co.......................................   3,900         238,144
  Wal-Mart Stores, Inc......................................   8,000         486,000
                                                                        ------------
                                                                           1,091,121
                                                                        ------------
RETAIL (SPECIALTY)--0.2%
  Autozone, Inc. (b)........................................   1,500          47,906
  Toys "R" Us, Inc. (b).....................................   2,800          65,975
                                                                        ------------
                                                                             113,881
                                                                        ------------
RETAIL (SPECIALTY--APPAREL)--0.4%
  Gap, Inc..................................................   2,500         154,063
  TJX Companies, Inc........................................   3,200          77,200
                                                                        ------------
                                                                             231,263
                                                                        ------------
SAVINGS & LOAN COMPANIES--0.5%
  Ahmanson (H.F.) & Co......................................   1,000          71,000
  Golden West Financial Corp................................     400          42,525
  Long Island Bancorp, Inc..................................     500          30,375

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

                                                              SHARES       VALUE
                                                              -------   ------------
SAVINGS & LOAN COMPANIES--CONTINUED
  Ocwen Financial Corp. (b).................................     300    $      8,063
  Peoples Heritage Financial Group, Inc.....................     600          14,175
  Washington Mutual, Inc....................................   2,100          91,219
                                                                        ------------
                                                                             257,357
                                                                        ------------
SERVICES (COMMERCIAL & CONSUMER)--0.3%
  Service Corporation International.........................   3,200         137,200
                                                                        ------------
SERVICES (DATA PROCESSING)--0.3%
  Equifax, Inc..............................................   1,800          65,363
  First Data Corp...........................................   3,500         116,594
                                                                        ------------
                                                                             181,957
                                                                        ------------
SPECIALTY PRINTING--0.2%
  Donnelley (R.R.) & Sons Co................................   1,800          82,350
                                                                        ------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
  AT&T Corp.................................................  10,000         571,250
  MCI Communications Corp...................................   4,200         244,125
  Sprint Corp...............................................     600          42,300
  WorldCom, Inc. (b)........................................   7,700         372,969
                                                                        ------------
                                                                           1,230,644
                                                                        ------------
TELEPHONE--4.1%
  Ameritech Corp............................................   2,600         116,675
  Bell Atlantic Corp........................................  10,000         456,250
  BellSouth Corp............................................   5,800         389,325
  Cincinnati Bell, Inc......................................   1,200          34,350
  Frontier Corp.............................................   1,300          40,950
  GTE Corp..................................................   7,400         411,625
  SBC Communications Inc....................................  17,300         692,000
  U.S. West, Inc............................................     100           4,717
                                                                        ------------
                                                                           2,145,892
                                                                        ------------
TEXTILES (APPAREL)--0.1%
  Fruit of the Loom, Inc. Class A (b).......................     800          26,550
  Nine West Group, Inc. (b).................................     100           2,681
  Unifi, Inc................................................     700          23,975
                                                                        ------------
                                                                              53,206
                                                                        ------------
TOBACCO--1.2%
  Philip Morris Cos., Inc...................................  15,800         622,125
                                                                        ------------
TRUCKERS--0.1%
  CNF Transportation Inc....................................     400          17,000
  Ryder System, Inc.........................................     600          18,938
                                                                        ------------
                                                                              35,938
                                                                        ------------
                                                              SHARES       VALUE
                                                              -------   ------------
WASTE MANAGEMENT--0.5%
  Browning-Ferris Industries, Inc...........................   2,200    $     76,450
  Waste Management, Inc.....................................   5,700         199,500
                                                                        ------------
                                                                             275,950
                                                                        ------------
TOTAL COMMON STOCKS
  (Identified cost $43,065,211)......................................     48,986,074
                                                                        ------------
FOREIGN COMMON STOCKS--2.0%
ALUMINUM--0.2%
  Alcan Aluminum Ltd. (Canada)..............................   3,000          82,875
                                                                        ------------
BEVERAGES (ALCOHOLIC)--0.3%
  Seagram Ltd. (Canada).....................................   4,300         176,031
                                                                        ------------
COMMUNICATION EQUIPMENT--0.0%
  Northern Telecom Ltd. (Canada)............................     400          22,700
                                                                        ------------
FOODS--0.7%
  Unilever PLC (Neatherlands)...............................   4,500         355,219
                                                                        ------------
OIL (INTERNATIONAL INTEGRATED)--0.8%
  Royal Dutch Petroleum Co. ADR NY Registered
    (Netherlands)...........................................   7,400         405,612
                                                                        ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $952,571).........................................      1,042,437
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS--95.6%
  (Identified cost $44,118,188)......................................     50,128,720
                                                                        ------------

                                                    STANDARD    PAR
                                                    & POOR'S   VALUE
                                                     RATING    (000)
                                                    --------  -------
SHORT-TERM OBLIGATIONS--4.1%
COMMERCIAL PAPER--4.1%
  Cargill, Inc. 6.10%, 7/1/98.....................  A-1+      $ 2,150      2,150,000
                                                                        ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,150,000).......................................      2,150,000
                                                                        ------------
TOTAL INVESTMENTS--99.7%
  (Identified cost $46,268,188)......................................     52,278,720(a)
  Cash and receivables, less liabilities--0.3%.......................        156,147
                                                                        ------------
NET ASSETS--100.0%...................................................   $ 52,434,867
                                                                        ------------
                                                                        ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,115,098 and gross depreciation of $1,106,917 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $46,270,539.
(b)  Non-income producing.

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $46,268,188)..............................................  $  52,278,720
Cash........................................................         52,540
Receivable for investment sold..............................         20,239
Receivables
  Fund shares sold..........................................        107,171
  Dividends and interest....................................         51,748
  Tax reclaim...............................................            321
                                                              -------------
    Total assets............................................     52,510,739
                                                              -------------
LIABILITIES
Payables
  Variation margin for futures contracts....................         15,100
  Payable for investments purchased.........................         26,882
  Fund shares repurchased...................................          8,441
  Trustees' fee.............................................          8,587
  Financial agent fee.......................................          5,466
  Investment advisory fee...................................          4,087
  Accrued expenses..........................................          7,309
                                                              -------------
    Total liabilities.......................................         75,872
                                                              -------------
NET ASSETS..................................................  $  52,434,867
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  44,801,453
  Undistributed net investment income.......................        115,715
  Accumulated net realized gain.............................      1,479,911
  Net unrealized appreciation...............................      6,037,788
                                                              -------------
NET ASSETS..................................................  $  52,434,867
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      4,212,836
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       12.45
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $     285,121
  Interest..................................................         50,057
  Foreign taxes withheld....................................         (1,687)
                                                              -------------
    Total investment income.................................        333,491
                                                              -------------
EXPENSES
  Investment advisory fee...................................         92,221
  Financial agent fee.......................................         15,339
  Custodian.................................................         24,437
  Professional..............................................         10,328
  Trustees..................................................          9,873
  Printing..................................................          4,897
  Miscellaneous.............................................          2,123
                                                              -------------
    Total expenses..........................................        159,218
    Less expenses borne by investment adviser...............        (46,452)
                                                              -------------
    Net expenses............................................        112,766
                                                              -------------
NET INVESTMENT INCOME.......................................        220,725
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................      1,432,475
  Net realized gain on futures contracts....................         59,326
  Net change in unrealized appreciation (depreciation) on
    investments.............................................      5,205,976
                                                              -------------
NET GAIN ON INVESTMENTS.....................................      6,697,777
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $   6,918,502
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                         RESEARCH ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FROM INCEPTION
                                                                SIX MONTHS     JULY 15, 1997
                                                                  ENDED              TO
                                                              JUNE 30, 1998     DECEMBER 31,
                                                               (UNAUDITED)          1997
                                                              --------------   --------------
FROM OPERATIONS
  Net investment income.....................................  $     220,725    $     155,598
  Net realized gain.........................................      1,491,801          296,041
  Net change in unrealized appreciation (depreciation)......      5,205,976          831,812
                                                              --------------   --------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........      6,918,502        1,283,451
                                                              --------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................       (114,247)        (146,361)
  Net realized gains........................................       (170,179)        (137,752)
                                                              --------------   --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................       (284,426)        (284,113)
                                                              --------------   --------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,555,559 and 3,153,122
    shares, respectively)...................................     30,116,667       31,994,673
  Net asset value of shares issued from reinvestment of
    distributions (22,972 and 27,107 shares,
    respectively)...........................................        284,426          284,113
  Cost of shares repurchased (1,308,013 and 237,911 shares,
    respectively)...........................................    (15,451,674)      (2,426,752)
                                                              --------------   --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     14,949,419       29,852,034
                                                              --------------   --------------
  NET INCREASE IN NET ASSETS................................     21,583,495       30,851,372
NET ASSETS
  Beginning of period.......................................     30,851,372                0
                                                              --------------   --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $115,715 AND $9,237, RESPECTIVELY)............  $  52,434,867    $  30,851,372
                                                              --------------   --------------
                                                              --------------   --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               SIX MONTHS       FROM
                                                  ENDED       INCEPTION
                                                06/30/98     7/15/97 TO
                                               (UNAUDITED)    12/31/97
                                               -----------   -----------
Net asset value, beginning of period.........     $10.49        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................       0.06(2)       0.05(2)
  Net realized and unrealized gain...........       1.97          0.54
                                               -----------   -----------
    TOTAL FROM INVESTMENT OPERATIONS.........       2.03          0.59
                                               -----------   -----------
LESS DISTRIBUTIONS
  Dividends from net investment income.......      (0.03)        (0.05)
  Dividends from net realized gains..........      (0.04)        (0.05)
                                               -----------   -----------
    TOTAL DISTRIBUTIONS......................      (0.07)        (0.10)
                                               -----------   -----------
CHANGE IN NET ASSET VALUE....................       1.96          0.49
                                               -----------   -----------
NET ASSET VALUE, END OF PERIOD...............     $12.45        $10.49
                                               -----------   -----------
                                               -----------   -----------

Total return.................................      19.41%(3)      5.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........    $52,435       $30,851
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................       0.55%(1)      0.55%(1)
  Net investment income......................       1.08%(1)      1.46%(1)
Portfolio turnover rate......................         22%(3)         9%(3)

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.
(3) Not annualized.

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

INVESTOR PROFILE

    The Engemann Nifty Fifty Series is appropriate for investors seeking long-term capital appreciation through investment in the common stocks of approximately 50 large-capitalization growth companies.

INVESTMENT ADVISER'S REPORT

    The Engemann Nifty Fifty fund got off to a positive start. From its inception on March 2, 1998, through June 30, 1998, the fund earned 8.70%, 84 basis points over the 7.86% gain for its benchmark, the Russell 1000 Index. The average general equity mutual fund actually experienced a loss of -0.29% in the second quarter, according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    During the past four months, the Fund has been the beneficiary of the market's narrower focus on a selected group of large-cap stocks. As the Asian economic crisis contributed to earnings disappointment in a number of U.S. sectors, investors shifted to solid blue-chip growth sectors. The Fund was helped by this trend due to its concentration in stable growth sectors, such as health-care and consumer staples.

    Stock selection was another positive factor contributing to performance. For example, Cisco Systems, Lucent Technologies, and Microsoft in the technology sector, Kohls Corporation, Lowes Company, and Carnival Corporation in the consumer cyclical sector, and Pfizer and American Home Products in the health-care sector significantly outperformed the market and contributed positively.

    Among the stocks with disappointing performance was Schlumberger, one of our newer holdings. Schlumberger is a petroleum exploration and production services company that saw its stock decline as a result of depressed oil prices. We feel this is a temporary situation and are optimistic about the long-term picture for the company. The worst performer was Cendant, a stock that got off to a great start early in the year, but fell when accounting irregularities were found in one of the company's business units. After an audit is completed and the air is cleared, we believe the stock will resume its earlier climb.

    Given the uncertainties over the Asian economic crisis and its impact on U.S. companies, the Fund increased its exposure to the more stable sectors within the economy--health-care and consumer staples. For instance, new additions included such blue-chip names as Eli Lilly & Company, Schering-Plough, and Kellogg Company.

OUTLOOK

    The slowdown in corporate earnings that we've been expecting for some time looks as if it is becoming a reality in 1998. Over the past few years, corporate earnings have shown tremendous growth, with earnings for the S&P 500 Index growing at a compound annual growth rate of 17.6% since 1993--an exceptional feat when you consider that, since 1942, the long-term earnings growth rate has been approximately 7.1%.

    As we enter the second half of 1998, earnings growth for the S&P 500 is expected to slow to its historic rate. In contrast, quality large-cap companies such as those in the Fund have performed well when S&P earnings growth is slowing. Thus, we believe slower earnings in the months ahead will provide an attractive setting for the type of stable growth stocks that are in the Fund.

* The Russell 1000 Index is an unmanaged index, generally considered to be representative of the performance of the 1000 largest U.S. companies. The Index is not available for direct investment.

                          ENGEMANN NIFTY FIFTY SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
COMMON STOCKS--89.0%
BANKS (MAJOR REGIONAL)--2.7%
  Wells Fargo & Co.............................................            425    $      156,825
                                                                                  ---------------
BEVERAGES (NON-ALCOHOLIC)--4.1%
  Coca-Cola Co.................................................          1,380           117,990
  PepsiCo, Inc.................................................          2,980           122,739
                                                                                  ---------------
                                                                                         240,729
                                                                                  ---------------
CHEMICALS--1.9%
  Du Pont (E.I.) de Nemours & Co...............................          1,460           108,952
                                                                                  ---------------
COMMUNICATIONS EQUIPMENT--1.9%
  Lucent Technologies, Inc.....................................            570            47,417
  Tellabs, Inc. (b)............................................            870            62,314
                                                                                  ---------------
                                                                                         109,731
                                                                                  ---------------
COMPUTERS (HARDWARE)--2.2%
  Compaq Computer Corp.........................................          1,630            46,251
  Hewlett Packard Co...........................................          1,410            84,424
                                                                                  ---------------
                                                                                         130,675
                                                                                  ---------------
COMPUTERS (NETWORKING)--2.4%
  Cisco Systems, Inc. (b)......................................          1,540           141,776
                                                                                  ---------------
COMPUTERS (SOFTWARE & SERVICES)--3.4%
  Microsoft Corp. (b)..........................................          1,330           144,139
  Oracle Systems Corp. (b).....................................          2,170            53,301
                                                                                  ---------------
                                                                                         197,440
                                                                                  ---------------
CONSUMER FINANCE--0.4%
  MBNA Corp....................................................            780            25,740
                                                                                  ---------------
ELECTRICAL EQUIPMENT--2.8%
  General Electric Co..........................................          1,810           164,710
                                                                                  ---------------
ELECTRONICS (SEMICONDUCTORS)--5.1%
  Intel Corp...................................................          2,530           187,536
  Texas Instruments, Inc.......................................          1,890           110,211
                                                                                  ---------------
                                                                                         297,747
                                                                                  ---------------
ENTERTAINMENT--3.1%
  Carnival Corp................................................          2,180            86,383
  Walt Disney Co...............................................            910            95,607
                                                                                  ---------------
                                                                                         181,990
                                                                                  ---------------
FINANCIAL (DIVERSIFIED)--5.0%
  American Express Co..........................................          1,100           125,400
  FHLMC........................................................          2,640           124,245
  FNMA.........................................................            690            41,917
                                                                                  ---------------
                                                                                         291,562
                                                                                  ---------------
FOODS--0.8%
  Kellogg Co...................................................          1,260            47,329
                                                                                  ---------------
HEALTH CARE (DIVERSIFIED)--6.8%
  American Home Products Corp..................................          3,770           195,097
  Bristol-Myers Squibb Co......................................            785            90,226
  Johnson & Johnson............................................          1,570           115,788
                                                                                  ---------------
                                                                                         401,111
                                                                                  ---------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--9.7%
  Lilly (Eli) & Co.............................................          1,160            76,633
  Merek & Co., Inc.............................................          1,380           184,575
  Pfizer, Inc..................................................          2,470           268,458
  Schering-Plough Corp.........................................            400            36,650
                                                                                  ---------------
                                                                                         566,316
                                                                                  ---------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.0%
  Columbia/HCA Healthcare, Corp................................          4,070           118,539
                                                                                  ---------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.0%
  Medtronic, Inc...............................................          1,820           116,025
                                                                                  ---------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
  Colgate-Palmolive Co.........................................          1,030            90,640
                                                                                  ---------------

                                                                     SHARES            VALUE
                                                                  -------------   ---------------
INSURANCE (MULTI-LINE)--3.8%
  American International Group, Inc............................          1,180    $      172,280
  Travelers Group, Inc.........................................            780            47,288
                                                                                  ---------------
                                                                                         219,568
                                                                                  ---------------
MANUFACTURING (DIVERSIFIED)--2.7%
  Minnesota Mining & Manufacturing Co..........................            700            57,531
  United Technologies Corp.....................................          1,100           101,750
                                                                                  ---------------
                                                                                         159,281
                                                                                  ---------------
OIL & GAS (DRILLING & EQUIPMENT)--2.1%
  Schlumberger Ltd.............................................          1,770           120,913
                                                                                  ---------------
PERSONAL CARE--3.6%
  Gillette Co..................................................          3,730           211,444
                                                                                  ---------------
RAILROADS--0.7%
  Kansas City Southern Industries, Inc.........................            770            38,211
                                                                                  ---------------
RESTAURANTS--3.3%
  McDonald's Corp..............................................          2,830           195,270
                                                                                  ---------------
RETAIL (BUILDING SUPPLIES)--1.3%
  Lowe's Companies, Inc........................................          1,910            77,474
                                                                                  ---------------
RETAIL (DEPARTMENT STORES)--0.6%
  Kohl's Corp. (b).............................................            630            32,681
                                                                                  ---------------
RETAIL (DRUG STORES)--1.1%
  Walgreen Co..................................................          1,490            61,556
                                                                                  ---------------
RETAIL (GENERAL MERCHANDISE)--3.5%
  Sears, Roebuck & Co..........................................          2,780           169,754
  Staples, Inc. (b)............................................          1,290            37,329
                                                                                  ---------------
                                                                                         207,083
                                                                                  ---------------
SERVICES (ADVERTISING/MARKETING)--1.0%
  Interpublic Group of Cos., Inc...............................            940            57,046
                                                                                  ---------------
SERVICES (COMMERCIAL & CONSUMER)--1.5%
  Cendant Corp. (b)............................................          4,320            90,180
                                                                                  ---------------
SERVICES (DATA PROCESSING)--0.5%
  Automatic Data Processing, Inc...............................            390            28,421
                                                                                  ---------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.9%
  WorldCom, Inc. (b)...........................................          3,530           170,984
                                                                                  ---------------
TOBACCO--2.5%
  Philip Morris Companies, Inc.................................          3,660           144,113
                                                                                  ---------------
TOTAL COMMON STOCKS
  (Identified cost $4,898,835).................................................        5,202,062
                                                                                  ---------------
FOREIGN COMMON STOCKS--1.3%
PUBLISHING--1.3%
  Reuters Holding PLC ADR (United Kingdom).....................          1,080            73,980
                                                                                  ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $72,320)....................................................           73,980
                                                                                  ---------------
TOTAL LONG-TERM INVESTMENTS--90.3%
  (Identified cost $4,971,155).................................................        5,276,042
                                                                                  ---------------

                                                                       PAR
                                                                      VALUE
                                                                      (000)
                                                                  -------------
SHORT-TERM OBLIGATIONS--6.1%
FEDERAL AGENCY SECURITIES--6.1%
  FHLMC 5.6%, 7/1/98 ..........................................   $         355          355,000
                                                                                  ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $355,000)...................................................          355,000
                                                                                  ---------------
TOTAL INVESTMENTS--96.4%
  (Identified cost $5,326,155).................................................        5,631,042(a)
  Cash and receivables, less liabilities--3.6%.................................          211,410
                                                                                  ---------------
NET ASSETS--100.0%.............................................................   $    5,842,452
                                                                                  ---------------
                                                                                  ---------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $396,441 and gross depreciation of $91,554 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $5,326,155.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $5,326,155).....................................  $   5,631,042
Receivables
  Fund shares sold................................        463,387
  Adviser.........................................          6,641
  Dividends and interest..........................          3,752
                                                    -------------
    Total assets..................................      6,104,822
                                                    -------------
LIABILITIES
Payables
  Custodian.......................................            206
  Investment securities purchased.................        236,867
  Fund shares repurchased.........................            689
  Trustees' fee...................................          6,846
  Financial agent fee.............................          3,322
  Accrued expenses................................         14,440
                                                    -------------
    Total liabilities.............................        262,370
                                                    -------------
NET ASSETS........................................  $   5,842,452
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $   5,582,085
  Undistributed net investment income.............          4,117
  Accumulated net realized loss...................        (48,637)
  Net unrealized appreciation.....................        304,887
                                                    -------------
NET ASSETS........................................  $   5,842,452
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................        537,494
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       10.87
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $      12,412
  Interest..................................................          4,143
                                                              -------------
    Total investment income.................................         16,555
                                                              -------------
EXPENSES
  Investment advisory fee...................................         10,648
  Financial agent fee.......................................          3,805
  Printing..................................................          7,499
  Professional..............................................          7,172
  Trustees..................................................          6,846
  Custodian.................................................          5,850
  Miscellaneous.............................................          1,565
                                                              -------------
    Total expenses..........................................         43,385
    Less expense borne by investment adviser................        (30,947)
                                                              -------------
    Net expenses............................................         12,438
                                                              -------------
NET INVESTMENT INCOME.......................................          4,117
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................        (48,637)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        304,887
                                                              -------------
NET GAIN ON INVESTMENTS.....................................        256,250
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $     260,367
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          ENGEMANN NIFTY FIFTY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                               JUNE 30, 1998
                                                                (UNAUDITED)
                                                              ----------------
FROM OPERATIONS
  Net investment income.....................................    $     4,117
  Net realized loss.........................................        (48,637)
  Net change in unrealized appreciation (depreciation)......        304,887
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......        260,367
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --
  Net realized gains........................................             --
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................             --
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (634,098 shares)............      6,598,587
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................             --
  Cost of shares repurchased (96,604 shares)................     (1,016,502)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      5,582,085
                                                              ----------------
  NET INCREASE IN NET ASSETS................................      5,842,452
NET ASSETS
  Beginning of period.......................................              0
                                                              ----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $4,117).......................................    $ 5,842,452
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM
                                                               INCEPTION
                                                               3/2/98 TO
                                                                06/30/98
                                                              (UNAUDITED)
                                                              ------------
Net asset value, beginning of period........................  $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................         0.01(3)
  Net realized and unrealized gain..........................         0.86
                                                              ------------
    TOTAL FROM INVESTMENT OPERATIONS........................         0.87
                                                              ------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................           --
  Dividends from net realized gains.........................           --
                                                              ------------
    TOTAL DISTRIBUTIONS.....................................           --
                                                              ------------
CHANGE IN NET ASSET VALUE...................................         0.87
                                                              ------------
NET ASSET VALUE, END OF PERIOD..............................  $     10.87
                                                              ------------
                                                              ------------

Total return................................................         8.70%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $5,842
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         1.05%(1)
  Net investment income.....................................         0.35%(1)
Portfolio turnover rate.....................................           25%(2)

(1) Annualized.

(2) Not annualized.

(3) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

INVESTOR PROFILE

    Seneca Mid-Cap Growth Series is designed for investors seeking long-term capital appreciation, primarily through investments in mid-capitalization stocks.

INVESTMENT ADVISER'S REPORT

    Seneca Mid-Cap Growth Series returned 13.68% since its inception March 2 through the end of June compared with a return of 1.93% for the S&P 400 MidCap Index.* Positive stock selection led to those excellent results. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    U.S. equity market performance was quite volatile during the reporting period. Although large-cap stocks had strong returns, both the small- and mid-cap indices lost ground. Amidst high market volatility, good stock selection was key. We focused on companies with above-average earnings growth, strong company management, and reasonable valuations. McKesson (health-care/drugs), Outdoor Systems (business equipment and services), and Sun America, Inc. (insurance) were some of the best performing stocks in the portfolio. Seneca's positive issue selection within the health-care and consumer stocks yielded strong results. The cost of goods is declining for many of these companies, while the purchasing power of U.S. consumers and consumer confidence remains strong.

OUTLOOK

    The Asian turmoil, which has now spread to China and Russia and threatens Latin America, is a potent deflationary force in the world economy. Amidst world economic crisis, U.S. assets have become even more attractive to foreign investors.

    The forces that have propelled U.S. stocks to an unprecedented record of three consecutive years of double-digit gains, and the potential for a fourth above-average year, are intact. They are: profit growth, low interest rates, and a powerful flow of funds into the markets. The U.S. economy remains strong, and retail sales, worker productivity, and consumer confidence continue to rise. Though market valuations are lofty, we take some comfort in continued low interest rates, the longevity of the earnings cycle, and the compelling valuation opportunities, which remain in stocks beyond the mega-capitalization names.

* The S&P 400 MidCap Index is an unmanaged, commonly used measure of total return performance of mid-capitalization stocks. The Index is not available for direct investment.

                          SENECA MID-CAP GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                         SHARES        VALUE
                                                                        ---------   -----------
COMMON STOCKS--90.7%
BANKS (MAJOR REGIONAL)--5.0%
  Comerica, Inc.......................................................      1,835   $   121,569
  Northern Trust Corp.................................................      1,320       100,650
                                                                                    -----------
                                                                                        222,219
                                                                                    -----------
BROADCASTING (TELEVISION, RADIO & CABLE)--5.8%
  Chancellor Media Corp. (b)..........................................      3,190       158,403
  Young Broadcasting Corp. (b)........................................      1,520        98,800
                                                                                    -----------
                                                                                        257,203
                                                                                    -----------
COMMUNICATIONS EQUIPMENT--0.8%
  Tellabs, Inc. (b)...................................................        500        35,812
                                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--10.3%
  Computer Horizons Corp. (b).........................................      3,010       111,558
  Compuware Corp. (b).................................................      2,530       129,346
  Documentum, Inc. (b)................................................      2,650       127,200
  Veritas Software Co. (b)............................................      2,145        88,749
                                                                                    -----------
                                                                                        456,853
                                                                                    -----------
CONSUMER FINANCE--2.2%
  Providian Financial Corp............................................      1,260        98,989
                                                                                    -----------
ELECTRONICS (INSTRUMENTATION)--2.1%
  Flextronics International Ltd. (b)..................................      2,180        94,830
                                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--3.5%
  Micron Technology, Inc. (b).........................................      3,400        84,363
  Xilinx, Inc. (b)....................................................      2,090        71,060
                                                                                    -----------
                                                                                        155,423
                                                                                    -----------
ENTERTAINMENT--3.1%
  Premier Parks, Inc. (b).............................................      2,090       139,246
                                                                                    -----------
HEALTH CARE (DIVERSIFIED)--6.3%
  McKesson Corp.......................................................      1,880       152,750
  Mylan Laboratories, Inc.............................................      4,290       128,968
                                                                                    -----------
                                                                                        281,718
                                                                                    -----------
HEALTH CARE (HOSPITAL MANAGEMENT)--3.0%
  HBO & Co............................................................      3,800       133,950
                                                                                    -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.9%
  Sofamor Danek Group Inc. (b)........................................      1,490       128,978
                                                                                    -----------
HEALTH CARE (SPECIALIZED SERVICES)--5.7%
  Bausch & Lomb, Inc..................................................      2,460       123,308
  Ocular Sciences, Inc. (b)...........................................      4,010       130,325
                                                                                    -----------
                                                                                        253,633
                                                                                    -----------
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.6%
  Fort James Corp.....................................................      2,560       113,920
                                                                                    -----------
INSURANCE (MULTI-LINE)--2.9%
  SunAmerica, Inc.....................................................      2,250       129,234
                                                                                    -----------
MANUFACTURING (SPECIALIZED)--2.2%
  Tristar Aerospace Co. (b)...........................................      6,190        95,945
                                                                                    -----------
OFFICE EQUIPMENT & SUPPLIES--2.8%
  Miller (Herman), Inc................................................      5,210       126,668
                                                                                    -----------

                                                                         SHARES        VALUE
                                                                        ---------   -----------
PERSONAL CARE--2.6%
  Windmere Corp.......................................................      3,200   $   114,600
                                                                                    -----------
RESTAURANTS--2.1%
  CKE Restaurants, Inc................................................      2,250        92,813
                                                                                    -----------
RETAIL (GENERAL MERCHANDISE)--6.3%
  Dollar Tree Stores, Inc. (b)........................................      3,135       127,359
  Kmart Corp..........................................................      7,950       153,038
                                                                                    -----------
                                                                                        280,397
                                                                                    -----------
RETAIL (SPECIALTY--APPAREL)--3.4%
  TJX Companies, Inc..................................................      6,260       151,023
                                                                                    -----------
SERVICES (ADVERTISING/MARKETING)--4.6%
  Outdoor Systems, Inc. (b)...........................................      7,095       198,660
                                                                                    -----------
SERVICES (COMMERCIAL & CONSUMER)--2.7%
  Cultural Access Worldwide, Inc. (b).................................        640         6,240
  Nova Corp. (b)......................................................      3,340       119,405
                                                                                    -----------
                                                                                        125,645
                                                                                    -----------
SERVICES (PAYROLL)--3.0%
  Staff Leasing, Inc. (b).............................................      4,580       135,110
                                                                                    -----------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.0%
  Amdocs Ltd. (b).....................................................      5,860        88,633
                                                                                    -----------
TEXTILES (APPAREL)--2.8%
  Jones Apparel Group, Inc. (b).......................................      3,360       122,850
                                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $3,710,808)...................................................     4,034,352
                                                                                    -----------
FOREIGN COMMON STOCKS--3.9%
BROADCASTING (TELEVISION, RADIO & CABLE)--1.2%
  News Corp. Ltd. (Australia).........................................      1,730        55,576
                                                                                    -----------
COMPUTERS (SOFTWARE & SERVICES)--1.8%
  Savill Systems PLC ADR (Ireland) (b)................................      1,640        82,205
                                                                                    -----------
ELECTRONICS (SEMICONDUCTORS)--0.9%
  PMC-Sierra, Inc. (Canada) (b).......................................        890        41,719
                                                                                    -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $167,884).....................................................       179,500
                                                                                    -----------
TOTAL LONG-TERM INVESTMENTS--94.6%
  (Identified cost $3,878,692)...................................................     4,213,852
                                                                                    -----------

                                                                           PAR
                                                                          VALUE
                                                                          (000)
                                                                        ---------
SHORT-TERM OBLIGATIONS--5.8%
FEDERAL AGENCY SECURITIES--5.8%
  FHLMC 5.60%, 7/1/98.................................................  $    260        260,000
                                                                                    -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $260,000).....................................................       260,000
                                                                                    -----------
TOTAL INVESTMENTS--100.4%
  (Identified cost $4,138,692)...................................................     4,473,852(a)
  Cash and receivables, less liabilities--(0.4%).................................       (19,415)
                                                                                    -----------
NET ASSETS--100.0%...............................................................   $ 4,454,437
                                                                                    -----------
                                                                                    -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $426,987 and gross depreciation of $91,827 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $4,138,692.
(b)  Non-income producing.

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $4,138,692).....................................  $   4,473,852
Cash..............................................          4,455
Receivables
  Investment securities sold......................          2,573
  Adviser.........................................          6,387
  Fund shares sold................................          5,198
  Interest and dividends..........................          1,734
                                                    -------------
    Total assets..................................      4,494,199
                                                    -------------
LIABILITIES
Payables
  Investment securities purchased.................         13,525
  Trustees' fee...................................          6,846
  Financial agent fee.............................          3,272
  Custodian.......................................          2,250
  Accrued expenses................................         13,869
                                                    -------------
    Total liabilities.............................         39,762
                                                    -------------
NET ASSETS........................................  $   4,454,437
                                                    -------------
                                                    -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial
    interest......................................  $   4,078,059
  Undistributed net investment income.............          1,853
  Accumulated net realized gain...................         39,365
  Net unrealized appreciation.....................        335,160
                                                    -------------
NET ASSETS........................................  $   4,454,437
                                                    -------------
                                                    -------------
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization..................        391,853
                                                    -------------
                                                    -------------
Net asset value and offering price per share......  $       11.37
                                                    -------------
                                                    -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Interest..................................................  $       9,218
  Dividends.................................................          3,295
                                                              -------------
    Total investment income.................................         12,513
                                                              -------------
EXPENSES
  Investment advisory fee...................................          8,107
  Financial agent fee.......................................          3,683
  Professional..............................................          7,172
  Trustees..................................................          6,846
  Printing..................................................          6,277
  Custodian.................................................          5,053
  Miscellaneous.............................................            732
                                                              -------------
    Total expenses..........................................         37,870
    Less expense borne by investment adviser................        (27,210)
                                                              -------------
    Net expenses............................................         10,660
                                                              -------------
NET INVESTMENT INCOME.......................................          1,853
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................         39,365
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        335,160
                                                              -------------
NET GAIN ON INVESTMENTS.....................................        374,525
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $     376,378
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                          SENECA MID-CAP GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                               JUNE 30, 1998
                                                                (UNAUDITED)
                                                              ----------------
FROM OPERATIONS

  Net investment income.....................................     $    1,853
  Net realized gain.........................................         39,365
  Net change in unrealized appreciation (depreciation)......        335,160
                                                              ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........        376,378
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --
  Net realized gains........................................             --
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................             --
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (423,597 shares)............      4,412,492
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................             --
  Cost of shares repurchased (31,744 shares)................       (334,433)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      4,078,059
                                                              ----------------
  NET INCREASE IN NET ASSETS................................      4,454,437
NET ASSETS
  Beginning of period.......................................              0
                                                              ----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $1,853).......................................     $4,454,437
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  FROM
                                                               INCEPTION
                                                               3/2/98 TO
                                                                6/30/98
                                                              (UNAUDITED)
                                                              ------------
Net asset value, beginning of period........................  $     10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................         0.01(3)
  Net realized and unrealized gain..........................         1.36
                                                              ------------
    TOTAL FROM INVESTMENT OPERATIONS........................         1.37
                                                              ------------
LESS DISTRIBUTIONS
  Dividends from net investment income......................           --
  Dividends from net realized gains.........................           --
                                                              ------------
    TOTAL DISTRIBUTIONS.....................................           --
                                                              ------------
CHANGE IN NET ASSET VALUE...................................         1.37
                                                              ------------
NET ASSET VALUE, END OF PERIOD..............................  $     11.37
                                                              ------------
                                                              ------------

Total return................................................        13.68%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................       $4,454
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................         1.05%(1)
  Net investment income.....................................         0.18%(1)
Portfolio turnover rate.....................................           49%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07 per share.

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

INVESTOR PROFILE

    Phoenix Growth and Income Series is appropriate for investors seeking long-term capital appreciation by investing in a diversified portfolio of common stocks.

INVESTMENT ADVISER'S REPORT

    The period from March 2, 1998 to June 30, 1998 was an unusually strong period for common stocks. The S&P 500 Index returned 8.31%.* From the Fund's inception March 2 to the end of the reporting period, June 30, 1998, the Growth and Income Series posted a return of 10.32%, 201 basis points ahead of its benchmark. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    Falling interest rates, merger activity and strong cash flows into U.S. equity mutual funds boosted share prices. The road was bumpy as stocks suffered negative returns in May due to a perception that a worsening situation in Asia would negatively impact earnings of U.S. companies.

    The Fund is managed using a proprietary model that ranks the 1,500 largest stocks that trade in the U.S. based on certain valuation criteria, earnings estimate changes, earnings surprises and other measures. The portfolio is then structured to resemble the characteristics of the benchmark index, the S&P 500 Index.

    During the period, three of our most successful stocks were: Ford Motor Company (up 52%), Morgan Stanley Dean Witter & Co. (up 31%) and Microsoft (up 28%). Ford has benefited from cost cutting and a more profitable lineup of cars and sport utility vehicles. Morgan Stanley's return has been driven by strong trading volume, merger fees and securities underwriting. Microsoft has traded up on the strength of its new product cycle, which includes Windows 98, a new version of Windows NT due out next year and a new version of its database software.

OUTLOOK

    At the time of this writing, we have entered a period of stock market volatility, as well as earnings reporting season for the second quarter. Troubles in Asian countries like Indonesia and South Korea, slowing S&P 500 earnings growth, and tight labor markets are among the top concerns of market forecasters. Offsetting these concerns are such factors as: strong flows into equity mutual funds by aging baby-boomers saving for retirement, merger activity, low inflation and interest rates, and global competitiveness of large U.S. corporations.

    The portfolio's equity holdings are currently emphasizing the financial services sector, which is benefiting from a strong fundamental environment and merger activity, and the consumer cyclical sector, which is benefiting from strong employment growth and consumer confidence.

 * The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

                            GROWTH AND INCOME SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                        SHARES      VALUE
                                                                        ------   ------------
COMMON STOCKS--95.3%
AEROSPACE/DEFENSE--1.3%
  Cordant Technologies Corp...........................................    800    $     36,900
  General Dynamics Corp...............................................  2,100          97,650
  Sundstrand Corp.....................................................    900          51,525
                                                                                 ------------
                                                                                      186,075
                                                                                 ------------
AIRLINES--1.0%
  AMR Corp............................................................  1,400         116,550
  ASA Holdings, Inc...................................................    100           4,962
  Continental Airlines, Inc. Class B..................................    100           6,087
  U.S. Air Group, Inc. (b)............................................    100           7,925
                                                                                 ------------
                                                                                      135,524
                                                                                 ------------
AUTO PARTS & EQUIPMENT--0.4%
  ITT Industries, Inc.................................................    500          18,687
  Paccar, Inc.........................................................    600          31,350
                                                                                 ------------
                                                                                       50,037
                                                                                 ------------
AUTOMOBILES--3.0%
  Chrysler Corp.......................................................    800          45,100
  Ford Motor Co.......................................................  6,300         371,700
  Republic Industries, Inc............................................    100           2,500
                                                                                 ------------
                                                                                      419,300
                                                                                 ------------
BANKS (MAJOR REGIONAL)--4.4%
  Banc One Corp.......................................................  6,500         362,781
  First Union Corp....................................................  4,200         244,650
  SunTrust Banks, Inc.................................................    100           8,131
  Valley National Bancorp.............................................    300           8,700
                                                                                 ------------
                                                                                      624,262
                                                                                 ------------
BANKS (MONEY CENTER)--5.6%
  BankAmerica Corp....................................................    300          25,931
  Bankers Trust Corp..................................................    600          69,637
  Chase Manhattan Corp................................................  4,400         332,200
  First Chicago NBD Corp..............................................    400          35,450
  NationsBank Corp....................................................  4,300         328,950
                                                                                 ------------
                                                                                      792,168
                                                                                 ------------
BEVERAGES (ALCOHOLIC)--0.1%
  Canandaigua Brands, Inc. Class A....................................    200           9,837
  Coors (Adolph) Co. Class B..........................................    200           6,800
                                                                                 ------------
                                                                                       16,637
                                                                                 ------------
BUILDING MATERIALS--0.2%
  Fleetwood Enterprises, Inc..........................................    600          24,000
  Southdown, Inc......................................................    100           7,137
                                                                                 ------------
                                                                                       31,137
                                                                                 ------------
CHEMICALS--0.3%
  Dow Chemical Co.....................................................    200          19,337
  Lyondell Petrochemical Co...........................................    500          15,219
  Olin Corp...........................................................    200           8,337
                                                                                 ------------
                                                                                       42,893
                                                                                 ------------
CHEMICALS (DIVERSIFIED)--1.6%
  Goodrich Co., B.F...................................................  2,700         133,987
  Republic Services, Inc..............................................  3,900          93,655
                                                                                 ------------
                                                                                      227,642
                                                                                 ------------
COMMUNICATIONS EQUIPMENT--1.2%
  Fore Systems, Inc...................................................    100           2,650
  Lucent Technologies, Inc............................................  1,700         141,419
  Tellabs, Inc. (b)...................................................    300          21,487
                                                                                 ------------
                                                                                      165,556
                                                                                 ------------

                                                                        SHARES      VALUE
                                                                        ------   ------------
COMPUTER-SERVICES--0.3%
  Systems & Computer Technology Corp..................................    200    $      5,400
  Unisys Corp.........................................................  1,500          42,375
                                                                                 ------------
                                                                                       47,775
                                                                                 ------------
COMPUTER-SOFTWARE--0.5%
  Oracle Systems Corp. (b)............................................  2,000          49,125
  Platinum Technology.................................................    400          11,425
  Symantec Corp.......................................................    200           5,225
                                                                                 ------------
                                                                                       65,775
                                                                                 ------------
COMPUTERS (HARDWARE)--1.1%
  Apple Computer, Inc.................................................  1,300          37,294
  Dell Computer Corp. (b).............................................    700          64,969
  Gateway 2000........................................................    300          15,187
  International Business Machines Corp................................    100          11,481
  Sun Microsystems, Inc...............................................    600          26,062
                                                                                 ------------
                                                                                      154,993
                                                                                 ------------
COMPUTERS (NETWORKING)--0.7%
  Cisco Systems, Inc. (b).............................................  1,000          92,062
  Xylan Corp..........................................................    200           5,962
                                                                                 ------------
                                                                                       98,024
                                                                                 ------------
COMPUTERS (PERIPHERALS)--0.2%
  EMC Corp. (b).......................................................    100           4,481
  Storage Technology Corp.............................................    400          17,350
                                                                                 ------------
                                                                                       21,831
                                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--5.6%
  Autodesk, Inc.......................................................  1,200          46,350
  Cadence Design Systems, Inc.........................................  1,100          34,375
  Computer Associates International, Inc..............................    400          22,225
  Computer Horizons Corp..............................................    100           3,706
  Compuware Corp. (b).................................................    400          20,450
  Comverse Technology, Inc............................................    200          10,375
  Electronic Arts.....................................................    300          16,200
  Electronic Data Systems Corp........................................  1,700          68,000
  HBO & Co............................................................  2,200          77,550
  Learning Co., Inc. (The) (b)........................................    100           2,962
  Mastech Corp. (b)...................................................    200           5,625
  Microsoft Corp. (b).................................................  3,900         422,662
  PeopleSoft, Inc. (b)................................................    200           9,400
  Sterling Software, Inc..............................................  1,100          32,519
  Synopsys, Inc.......................................................    300          13,725
  Visio Corp..........................................................    100           4,775
                                                                                 ------------
                                                                                      790,899
                                                                                 ------------
CONGLOMERATES--0.1%
  Ogden Corp..........................................................    300           8,306
                                                                                 ------------
DIVERSIFIED OPERATIONS--0.9%
  Hawaiian Electric Industries........................................  3,100         123,031
                                                                                 ------------
ELECTRIC COMPANIES--2.7%
  Allegheny Energy, Inc...............................................  2,300          69,287
  BEC Energy..........................................................  1,600          66,400
  Consolidated Edison, Inc............................................    400          18,425
  Edison International................................................    200           5,912
  FirstEnergy Corp....................................................  1,300          39,975
  Minnesota Power & Light Co..........................................  2,100          83,475
  Public Service Company of New Mexico................................    300           6,806
  Sempra Energy.......................................................  3,000          83,250
                                                                                 ------------
                                                                                      373,530
                                                                                 ------------
ELECTRICAL EQUIPMENT--0.7%
  General Electric Co.................................................  1,100         100,100
                                                                                 ------------

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES      VALUE
                                                                        ------   ------------
ELECTRONIC-PARTS DISTRIBUTORS--0.1%
  CHS Electronics, Inc................................................    600    $     10,725
                                                                                 ------------
ELECTRONICS (DEFENSE)--0.5%
  Raytheon Co. Class B................................................  1,200          70,950
                                                                                 ------------
ELECTRONICS (INSTRUMENTATION)--1.1%
  EG & G, Inc.........................................................  2,000          60,000
  Linear Technology Corp..............................................  1,000          60,312
  SCI Systems, Inc....................................................    100           3,762
  Thermo Instrument Systems, Inc......................................    800          21,000
  Vitesse Semiconductor Corp. (b).....................................    100           3,087
                                                                                 ------------
                                                                                      148,161
                                                                                 ------------
ELECTRONICS (SEMICONDUCTORS)--0.3%
  Intel Corp..........................................................    600          44,475
                                                                                 ------------
ENGINEERING & CONSTRUCTION--0.6%
  Fluor Corp..........................................................    700          35,700
  Vulcan Materials Co.................................................    400          42,675
                                                                                 ------------
                                                                                       78,375
                                                                                 ------------
FINANCE-CONSUMER LOANS--0.1%
  Countrywide Credit Industries, Inc..................................    200          10,150
                                                                                 ------------
FINANCIAL (DIVERSIFIED)--4.6%
  Bear Stearns Companies, Inc.........................................    100           5,687
  Concord EFS, Inc....................................................    200           5,225
  FHLMC...............................................................  1,100          51,769
  FNMA................................................................  4,600         279,450
  Morgan Stanley, Dean Witter & Co....................................  3,400         310,675
                                                                                 ------------
                                                                                      652,806
                                                                                 ------------
FOODS--2.3%
  Earthgrains Co......................................................    500          27,937
  Hormel Foods Corp...................................................    300          10,369
  Interstate Bakeries.................................................  2,400          79,650
  Quaker Oats Co......................................................  3,000         164,812
  Richfood Holdings, Inc..............................................    600          12,412
  Smithfield Foods, Inc...............................................    300           9,150
  Suiza Foods Corp....................................................    300          17,906
  Universal Foods Corp................................................    300           6,656
                                                                                 ------------
                                                                                      328,892
                                                                                 ------------
FOOTWEAR--0.2%
  Payless ShoeSource, Inc.............................................    400          29,475
                                                                                 ------------
GAMING, LOTTERY & PARIMUTUEL COMPANIES--0.2%
  International Game Technology.......................................  1,000          24,250
                                                                                 ------------
HARDWARE & TOOLS--0.2%
  Black & Decker Corp.................................................    200          12,200
  Kennametal, Inc.....................................................    300          12,525
                                                                                 ------------
                                                                                       24,725
                                                                                 ------------
HEALTH CARE (DIVERSIFIED)--2.2%
  Allergan, Inc.......................................................    100           4,638
  Bristol-Myers Squibb Co.............................................    700          80,456
  Genentech, Inc......................................................  1,300          88,238
  Johnson & Johnson...................................................    200          14,750
  Shared Medical Systems Corp.........................................    100           7,344
  Warner-Lambert Co...................................................  1,700         117,938
                                                                                 ------------
                                                                                      313,364
                                                                                 ------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--4.3%
  Eli Lilly & Co......................................................    500          33,031
  Merek & Co., Inc....................................................    200          26,750
  Medicis Pharmaceutical Class A......................................    400          14,600
  Pfizer, Inc.........................................................  2,500         271,719
  Schering-Plough Corp................................................  2,900         265,713
                                                                                 ------------
                                                                                      611,813
                                                                                 ------------
HEALTH CARE (LONG TERM CARE)--0.0%
  Omnicare, Inc.......................................................    100           3,813
                                                                                 ------------
                                                                        SHARES      VALUE
                                                                        ------   ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
  Allegiance Corp.....................................................    400    $     20,500
  Genzyme Corp........................................................    200           5,113
  Guidant Corp........................................................  1,700         121,231
  Stryker Corp........................................................    400          15,350
                                                                                 ------------
                                                                                      162,194
                                                                                 ------------
HOMEBUILDING--0.1%
  Centex Corp.........................................................    300          11,325
  Pulte Corp..........................................................    200           5,975
                                                                                 ------------
                                                                                       17,300
                                                                                 ------------
HOUSEHOLD FURN. & APPLIANCES--1.1%
  Whirlpool Corp......................................................  2,200         151,250
                                                                                 ------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.4%
  Procter & Gamble Co. (b)............................................  2,200         200,338
                                                                                 ------------
INSURANCE (LIFE/HEALTH)--1.6%
  Lincoln National Corp...............................................  2,500         228,438
                                                                                 ------------
INSURANCE (MULTI-LINE)--3.0%
  Travelers Group, Inc................................................  6,500         394,063
  Equitable Companies, Inc............................................    400          29,975
                                                                                 ------------
                                                                                      424,038
                                                                                 ------------
INSURANCE (PROPERTY--CASUALTY)--2.4%
  Allstate Corp.......................................................  3,500         320,469
  Commerce Group, Inc.................................................    300          11,625
                                                                                 ------------
                                                                                      332,094
                                                                                 ------------
IRON & STEEL--0.8%
  Bethlehem Steel Corp................................................    500           6,219
  Harsco Corp.........................................................  1,700          77,881
  Nucor Corp..........................................................    600          27,600
                                                                                 ------------
                                                                                      111,700
                                                                                 ------------
MACHINERY (DIVERSIFIED)--3.0%
  Caterpillar, Inc....................................................  3,500         185,063
  Deere & Co..........................................................  2,600         137,475
  Graco, Inc..........................................................    300          10,463
  Ingersoll-Rand Co...................................................  1,700          74,906
  Thermo Electron Corp. (b)...........................................    700          23,931
                                                                                 ------------
                                                                                      431,838
                                                                                 ------------
MACHINERY-PRINTING TRADE--0.1%
  Zebra Technology....................................................    200           8,550
                                                                                 ------------
MANUFACTURING (DIVERSIFIED)--4.1%
  Cincinnati Milacron, Inc............................................    600          14,588
  Crane Co............................................................    200           9,713
  National Services Industries, Inc...................................    300          15,263
  Pentair, Inc........................................................    500          21,250
  Teleflex, Inc.......................................................    500          19,000
  Tyco International Ltd..............................................  1,700         107,100
  United Technologies Corp............................................  4,300         397,750
                                                                                 ------------
                                                                                      584,664
                                                                                 ------------
MEDICAL--HOSPITALS--0.0%
  Integrated Health Services..........................................    100           3,750
                                                                                 ------------
MEDICAL--WHOLESALE DRUG/SUNDRY--0.3%
  Amerisource Health Corp. Class A....................................    700          45,981
                                                                                 ------------
METALS MINING--0.5%
  Carpenter Technology Corp...........................................  1,400          70,350
                                                                                 ------------
NATURAL GAS--0.1%
  Atmosphere Energy Corp..............................................    600          18,300
  UGI Corp............................................................    100           2,488
                                                                                 ------------
                                                                                       20,788
                                                                                 ------------
OFFICE EQUIPMENT & SUPPLIES--0.4%
  Lexmark International Group.........................................    200          12,200
  Pitney Bowes, Inc...................................................    700          33,688

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES      VALUE
                                                                        ------   ------------
OFFICE EQUIPMENT & SUPPLIES--CONTINUED
  United Stationers, Inc..............................................    200    $     12,950
                                                                                 ------------
                                                                                       58,838
                                                                                 ------------
OIL & GAS (DRILLING & EQUIPMENT)--2.3%
  BJ Services Co......................................................    200           5,813
  Cooper Cameron Corp. (b)............................................    200          10,200
  Dresser Industries, Inc.............................................  1,500          66,094
  ENSCO International, Inc............................................    200           3,475
  McDermott International, Inc........................................    700          24,106
  National-Oilwell, Inc. (b)..........................................  2,100          56,306
  Rowan Companies, Inc................................................    200           3,888
  Schlumberger Ltd....................................................    700          47,819
  Smith International, Inc. (b).......................................    400          13,925
  Tidewater, Inc......................................................    300           9,900
  Transocean Offshore, Inc............................................    800          35,600
  Varco International, Inc. (b).......................................  1,800          35,663
  Veritas DGC, Inc. (b)...............................................    100           4,994
                                                                                 ------------
                                                                                      317,783
                                                                                 ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.2%
  MDU Resources Group, Inc............................................    600          21,413
                                                                                 ------------
OIL & GAS (REFINING & MARKETING)--1.4%
  Piedmont Natural Gas Co.............................................  3,000         100,875
  Sun Co., Inc........................................................  2,500          97,031
                                                                                 ------------
                                                                                      197,906
                                                                                 ------------
OIL & GAS-U S INTEGRATED--1.2%
  Exxon Corp..........................................................  2,300         164,019
                                                                                 ------------
OIL (DOMESTIC INTERGRATED)--0.2%
  Atlantic Richfield Co...............................................    400          31,250
                                                                                 ------------
PHOTOGRAPHY/IMAGING--0.3%
  Xerox Corp..........................................................    400          40,650
                                                                                 ------------
PUBLISHING--3.1%
  Standard & Poor's Depository Receipts...............................  3,900         441,919
                                                                                 ------------
PUBLISHING (NEWSPAPERS)--0.1%
  Bowne & Co., Inc....................................................    300          13,500
                                                                                 ------------
REAL ESTATE--0.1%
  Meditrust Companies.................................................    300           8,381
                                                                                 ------------
RETAIL (BUILDING SUPPLIES)--0.3%
  Home Depot, Inc.....................................................    500          41,531
  Masco Corp..........................................................    100           6,050
                                                                                 ------------
                                                                                       47,581
                                                                                 ------------
RETAIL (COMPUTERS & ELECTRONICS)--0.0%
  Best Buy Co., Inc...................................................    200           7,225
                                                                                 ------------
RETAIL (DEPARTMENT STORES)--0.5%
  Federated Department Stores, Inc. (b)...............................    200          10,763
  Penny (J.C.) Co., Inc...............................................    900          65,081
                                                                                 ------------
                                                                                       75,844
                                                                                 ------------
RETAIL (DRUG STORES)--0.1%
  CVS Corp............................................................    400          15,575
                                                                                 ------------
RETAIL (FOOD CHAINS)--0.2%
  Albertson's, Inc....................................................    500          25,906
                                                                                 ------------
RETAIL (GENERAL MERCHANDISE)--2.8%
  Dayton Hudson Corp..................................................    200           9,700
  Fingerhut Companies, Inc............................................    400          13,200
  Kmart Corp. (b).....................................................    500           9,625
  Office Depot, Inc...................................................  1,000          31,563
  Ross Stores, Inc....................................................    200           8,600
  Wal-Mart Stores, Inc................................................  5,300         321,975
                                                                                 ------------
                                                                                      394,663
                                                                                 ------------
RETAIL (SPECIALTY)--0.1%
  Michael's Stores, Inc...............................................    300          10,584
                                                                                 ------------
                                                                        SHARES      VALUE
                                                                        ------   ------------
RETAIL (SPECIALTY--APPAREL)--0.2%
  Gap, Inc. (The).....................................................    100    $      6,163
  Limited, Inc. (The).................................................    300           9,938
  TJX Companies, Inc. (The)...........................................    600          14,475
                                                                                 ------------
                                                                                       30,576
                                                                                 ------------
SERVICES (ADVERTISING/MARKETING)--0.6%
  Catalina Marketing Corp.............................................    200          10,388
  Omnicom Group, Inc..................................................  1,000          49,875
  Snyder Communication Corp. (b)......................................    100           4,400
  True North Communications...........................................    500          14,625
                                                                                 ------------
                                                                                       79,288
                                                                                 ------------
SERVICES (COMMERCIAL & CONSUMER)--1.5%
  Cendant Corp. (b)...................................................    300           6,263
  Deluxe Corp.........................................................  3,700         132,506
  H & R Block, Inc....................................................  1,000          42,125
  Viad Corp...........................................................  1,000          27,750
                                                                                 ------------
                                                                                      208,644
                                                                                 ------------
STEEL--PRODUCERS--0.4%
  USX-US Steel Group, Inc.............................................  1,700          56,100
                                                                                 ------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.2%
  AT&T Corp...........................................................  7,900         451,288
                                                                                 ------------
TELEPHONE--4.0%
  Ameritech Corp......................................................    600          26,925
  Bell Atlantic Corp..................................................    200           9,125
  BellSouth Corp......................................................  3,100         208,088
  SBC Communications, Inc.............................................  1,500          60,000
  U.S. West, Inc......................................................  5,600         263,200
                                                                                 ------------
                                                                                      567,338
                                                                                 ------------
TEXTILES (APPAREL)--0.8%
  Liz Claiborne, Inc..................................................    600          31,350
  Nautica Enterprises, Inc............................................    100           2,681
  Tommy Hilfiger Corp.................................................    100           6,250
  VF Corp.............................................................  1,300          66,950
                                                                                 ------------
                                                                                      107,231
                                                                                 ------------
TOBACCO--1.2%
  Philip Morris Companies, Inc........................................  3,500         137,813
  Universal Corp......................................................    900          33,638
                                                                                 ------------
                                                                                      171,451
                                                                                 ------------
UTILITY--ELECTRIC POWER--1.8%
  Detroit Edison Co...................................................  6,500         262,438
                                                                                 ------------
TOTAL COMMON STOCKS
  (Identified cost $12,987,825)...............................................     13,428,133
                                                                                 ------------
FOREIGN COMMON STOCKS--4.3%
CHEMICALS (DIVERSIFIED)--2.3%
  Akzo Nobel NV Sponsored ADR (Netherlands)...........................  3,000         332,625
                                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.6%
  Northern Telecom Ltd. (Canada)......................................  1,500          85,125
                                                                                 ------------
COMPUTERS (SOFTWARE & SERVICES)--0.1%
  Check Point Software Technologies Ltd. (Israel) (b).................    200           6,550
                                                                                 ------------
HOUSEHOLD FURN. & APPLIANCES--0.6%
  Philips Electronics NV NY Registered Shares (Netherlands)...........
                                                                        1,000          85,000
                                                                                 ------------
OIL (INTERNATIONAL INTEGRATED)--0.0%
  Royal Dutch Petroleum Co. ADR (Netherlands).........................    100           5,481
                                                                                 ------------
RAILROADS--0.3%
  Canadian National Railway Co. (Canada)..............................    800          42,500
                                                                                 ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
  Telefonaktiebolaget LM Ericsson Series B
    Sponsored ADR (Sweden)............................................  1,200          34,350
                                                                                 ------------

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

                                                                        SHARES      VALUE
                                                                        ------   ------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
  Telecom Corp. (New Zealand).........................................    500    $     16,375
                                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $587,687)..................................................        608,006
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS--99.6%
  (Identified cost $13,575,512)...............................................     14,036,139
                                                                                 ------------

                                                                         PAR
                                                                        VALUE
                                                                        (000)
                                                                        ------
SHORT-TERM OBLIGATIONS--2.2%
FEDERAL AGENCY SECURITIES--2.2%
  FHLMC 5.60%, 7/1/98.................................................  $ 315         315,000
                                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $315,000)..................................................        315,000
                                                                                 ------------
TOTAL INVESTMENTS--101.8%
  (Identified cost $13,890,512)...............................................     14,351,139(a)
  Cash and receivables, less liabilities--(1.8%)..............................       (259,201)
                                                                                 ------------
NET ASSETS--100.0%............................................................   $ 14,091,938
                                                                                 ------------
                                                                                 ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $700,282 and gross depreciation of $239,655 for income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $13,890,512.
(b)  Non-income producing.

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $13,890,512)..............................................  $  14,351,139
Cash........................................................          2,222
Receivables
  Investment securities sold................................        610,001
  Fund shares sold..........................................        142,122
  Dividends and interest....................................         13,041
  Adviser...................................................          3,266
                                                              -------------
    Total assets............................................     15,121,791
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................      1,005,351
  Financial agent fee.......................................          2,802
  Trustees' fee.............................................          6,846
  Accrued expenses..........................................         14,854
                                                              -------------
    Total liabilities.......................................      1,029,853
                                                              -------------
NET ASSETS..................................................  $  14,091,938
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $  13,503,324
  Undistributed net investment income.......................         26,961
  Accumulated net realized gain.............................        101,026
  Net unrealized appreciation...............................        460,627
                                                              -------------
NET ASSETS..................................................  $  14,091,938
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................      1,277,448
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       11.03
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $      37,744
  Interest..................................................          8,210
                                                              -------------
    Total investment income.................................         45,954
                                                              -------------
EXPENSES
  Investment advisory fee...................................         15,590
  Financial agent fee.......................................          4,315
  Printing..................................................          7,988
  Custodian.................................................          7,188
  Professional..............................................          7,172
  Trustees..................................................          6,846
  Miscellaneous.............................................          1,928
                                                              -------------
    Total expenses..........................................         51,027
    Less expenses borne by investment adviser...............        (32,034)
                                                              -------------
    Net expenses............................................         18,993
                                                              -------------
NET INVESTMENT INCOME.......................................         26,961
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................        101,026
  Net change in unrealized appreciation (depreciation) on
    investments.............................................        460,627
                                                              -------------
NET GAIN ON INVESTMENTS.....................................        561,653
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $     588,614
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements

                            GROWTH AND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                               JUNE 30, 1998
                                                                (UNAUDITED)
                                                              ----------------
FROM OPERATIONS
  Net investment income.....................................    $    26,961
  Net realized gain.........................................        101,026
  Net change in unrealized appreciation (depreciation)......        460,627
                                                              ----------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......        588,614
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --
  Net realized gains........................................             --
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................             --
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,408,819 shares)..........     14,921,185
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................             --
  Cost of shares repurchased (131,371 shares)...............     (1,417,861)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............     13,503,324
                                                              ----------------
  NET INCREASE IN NET ASSETS................................     14,091,938
NET ASSETS
  Beginning of period.......................................              0
                                                              ----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $26,961)......................................    $14,091,938
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                               FROM INCEPTION
                                                 3/2/98 TO
                                                  6/30/98
                                                (UNAUDITED)
                                               --------------
Net asset value, beginning of period.........      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................        0.02(3)
  Net realized and unrealized gain...........        1.01
                                                  -------
    TOTAL FROM INVESTMENT OPERATIONS.........        1.03
                                                  -------
LESS DISTRIBUTIONS
  Dividends from net investment income.......          --
  Dividends from net realized gains..........          --
                                                  -------
    TOTAL DISTRIBUTIONS......................          --
                                                  -------
CHANGE IN NET ASSET VALUE....................        1.03
                                                  -------
NET ASSET VALUE, END OF PERIOD...............      $11.03
                                                  -------
                                                  -------

Total return.................................       10.32%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)........     $14,092
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses.........................        0.85%(1)
  Net investment income......................        1.21%(1)
Portfolio turnover rate......................          32%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

INVESTOR PROFILE

    Phoenix Value Equity Series is appropriate for investors seeking long-term capital appreciation.

INVESTOR ADVISER'S REPORT

    Since its inception on March 2, 1998 through the end of this reporting period, the Fund has earned 5.29% compared with a return of 8.31% for the S&P 500 Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    The ongoing deterioration of the Asian economy has dominated world financial markets in the last few months. Amidst the crisis, market volatility has been high and sector rotation extreme. The market's advance was highly selective--among the major indices, only large caps rose, while both the small- and mid-cap indices lost ground. The disparity in returns was even more pronounced when we consider the growth versus value categories. The Russell 1000 Growth Index** rose 4.54% for the most recent three months, while the Russell 1000 Value Index*** was up only 0.45% as investors continued to focus on companies with high earnings visibility.

    Our strategy of investing in companies undergoing constructive change that has not been recognized by the market should serve us well over the long term. Recently the focus has been fairly narrow, rewarding mega-capitalization companies in fast-growing markets, and recent valuation levels reflect this. In contrast, the Fund has emphasized financial services companies, consumer cyclicals, and the aerospace industry. We believe these areas are quite attractive based on their valuations and fundamentals.

OUTLOOK

    We will continue to follow our disciplined classic value approach, focusing on companies with favorable valuations and positive prospects. Despite the high valuation levels of the market as a whole, we remain sanguine about the outlook for 1998.

  * The S&P 500 Index is an unmanaged, commonly used measure of common stock total return performance. The Index is not available for direct investment.

 ** The Russell 1000 Growth Index is an unmanaged, commonly used measure of growth-oriented stocks' total return performance. The Index is not available for direct investment.

*** The Russell 1000 Value Index is an unmanaged, commonly used measure of value-oriented stocks' total return performance. The Index is not available for direct investment.

                              VALUE EQUITY SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                        SHARES      VALUE
                                                                        ------   -----------
COMMON STOCKS--86.6%
AEROSPACE/DEFENSE--3.7%
  Boeing Co...........................................................  3,000    $   133,687
  Sundstrand Corp.....................................................  1,000         57,250
                                                                                 -----------
                                                                                     190,937
                                                                                 -----------
AIR FREIGHT--0.7%
  FDX Corp. (b).......................................................    600         37,650
                                                                                 -----------
ALUMINUM--0.6%
  Aluminum Co. America Alcoa..........................................    500         32,969
                                                                                 -----------
AUTOMOBILES--1.8%
  Chrysler Corp.......................................................  1,000         56,375
  Ford Motor Co.......................................................    600         35,400
                                                                                 -----------
                                                                                      91,775
                                                                                 -----------
BANKS (MAJOR REGIONAL)--4.0%
  BankBoston Corp.....................................................    400         22,250
  Fleet Financial Group, Inc..........................................    700         58,450
  Keycorp.............................................................    700         24,937
  PNC Bank Corp.......................................................    500         26,906
  Wells Fargo & Co....................................................    200         73,800
                                                                                 -----------
                                                                                     206,343
                                                                                 -----------
BANKS (MONEY CENTER)--8.7%
  BankAmerica Corp....................................................    500         43,219
  Bankers Trust Corp..................................................    700         81,244
  Chase Manhattan Corp................................................  1,200         90,600
  Citicorp............................................................    800        119,400
  Morgan (J.P.) & Co., Inc............................................    400         46,850
  NationsBank Corp....................................................    500         38,250
  First Chicago NBD Corp..............................................    300         26,587
                                                                                 -----------
                                                                                     446,150
                                                                                 -----------
BEVERAGES (ALCOHOLIC)--0.6%
  Anheuser-Busch Co., Inc.............................................    700         33,031
                                                                                 -----------
CHEMICALS--0.8%
  Praxair, Inc........................................................    900         42,131
                                                                                 -----------
COMMUNICATIONS EQUIPMENT--1.1%
  Motorola, Inc.......................................................  1,100         57,819
                                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--1.4%
  At Home Corp. (b)...................................................  1,500         70,969
                                                                                 -----------
COMPUTERS (HARDWARE)--1.1%
  Compaq Computer Corp................................................    500         14,187
  Sun Microsystems, Inc. (b)..........................................  1,000         43,437
                                                                                 -----------
                                                                                      57,624
                                                                                 -----------
COMPUTERS (NETWORKING)--1.3%
  Omnipoint Corp. (b).................................................  1,100         25,231
  SBC Communications, Inc.............................................  1,000         40,000
                                                                                 -----------
                                                                                      65,231
                                                                                 -----------
ELECTRICAL EQUIPMENT--2.4%
  Honeywell, Inc......................................................  1,500        125,344
                                                                                 -----------
ELECTRONICS (DEFENSE)--1.1%
  Raytheon Co. (b)....................................................  1,000         59,125
                                                                                 -----------
ENTERTAINMENT--1.6%
  Walt Disney Co......................................................    800         84,050
                                                                                 -----------
FINANCIAL (DIVERSIFIED)--9.6%
  American Express Co.................................................    800         91,200
  Chicago Title Corp..................................................  1,900         87,756
  Diamonds Trust, Series I............................................    400         35,787
  FHLMC...............................................................  2,000         94,125

                                                                        SHARES      VALUE
                                                                        ------   -----------
FINANCIAL (DIVERSIFIED)--CONTINUED
  FNMA................................................................  1,800    $   109,350
  SLM Holding Corp....................................................  1,500         73,500
                                                                                 -----------
                                                                                     491,718
                                                                                 -----------
FOOTWEAR--0.5%
  Genesco, Inc. (b)...................................................  1,500         24,469
                                                                                 -----------
HEALTH CARE (DIVERSIFIED)--2.3%
  Foundation Health Systems, Inc......................................  2,500         65,937
  Johnson & Johnson...................................................    700         51,625
                                                                                 -----------
                                                                                     117,562
                                                                                 -----------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--2.8%
  Lilly (Eli) & Co....................................................  1,300         85,881
  Pharmacia & Upjohn, Inc.............................................  1,200         55,350
                                                                                 -----------
                                                                                     141,231
                                                                                 -----------
HEALTH CARE (MANAGED CARE)--2.6%
  Sun Healthcare Group, Inc. (b)......................................  1,700         24,862
  United HealthCare Corp..............................................  1,700        107,950
                                                                                 -----------
                                                                                     132,812
                                                                                 -----------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.6%
  Baxter International, Inc...........................................    600         32,287
                                                                                 -----------
INSURANCE (LIFE/HEALTH)--0.3%
  Aetna, Inc..........................................................    200         15,225
                                                                                 -----------
INSURANCE (MULTI-LINE)--4.9%
  AMBAC, Inc..........................................................    800         46,800
  American International Group, Inc...................................    600         87,600
  Cigna Corp..........................................................    700         48,300
  Travelers Group, Inc................................................  1,100         66,688
                                                                                 -----------
                                                                                     249,388
                                                                                 -----------
INSURANCE (PROPERTY--CASUALTY)--2.5%
  Commerce Group, Inc.................................................    400         15,500
  General Re Corp.....................................................    300         76,050
  Travelers Property Casualty Corp....................................    900         38,588
                                                                                 -----------
                                                                                     130,138
                                                                                 -----------
INVESTMENT BANKING/BROKERAGE--1.3%
  Bear Stearns Companies, Inc.........................................    500         28,437
  Merrill Lynch & Co., Inc............................................    400         36,900
                                                                                 -----------
                                                                                      65,337
                                                                                 -----------
LODGING--HOTELS--0.1%
  Marriott International, Inc.........................................    200          6,475
                                                                                 -----------
MACHINERY (DIVERSIFIED)--0.6%
  Caterpillar, Inc....................................................    600         31,725
                                                                                 -----------
MANUFACTURING (DIVERSIFIED)--4.5%
  AlliedSignal, Inc...................................................  1,600         71,000
  Fortune Brands, Inc.................................................    800         30,750
  Illinois Tool Works, Inc............................................    900         60,019
  United Technologies Corp............................................    750         69,375
                                                                                 -----------
                                                                                     231,144
                                                                                 -----------
MANUFACTURING (SPECIALIZED)--0.4%
  Tandy Brand Accessories, Inc. (b)...................................  1,000         18,625
                                                                                 -----------
OFFICE EQUIPMENT & SUPPLIES--0.8%
  Pitney Bowes, Inc...................................................    900         43,313
                                                                                 -----------
PHOTOGRAPHY/IMAGING--2.2%
  Eastman Kodak Co....................................................  1,000         73,063
  Xerox Corp..........................................................    400         40,650
                                                                                 -----------
                                                                                     113,713
                                                                                 -----------

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

                                                                        SHARES      VALUE
                                                                        ------   -----------
PUBLISHING--4.9%
  S & P Depository Receipt............................................  2,200    $   249,288
                                                                                 -----------
RAILROADS--1.0%
  Union Pacific Corp..................................................  1,200         52,950
                                                                                 -----------
RESTAURANTS--2.6%
  McDonald's Corp.....................................................  1,900        131,100
                                                                                 -----------
RETAIL (DEPARTMENT STORES)--1.9%
  Dayton Hudson Corp..................................................  1,300         63,050
  May Department Stores Co............................................    500         32,750
                                                                                 -----------
                                                                                      95,800
                                                                                 -----------
RETAIL (SPECIALTY)--1.8%
  Claire's Stores, Inc................................................  3,300         67,650
  Toys "R" Us, Inc. (b)...............................................  1,100         25,919
                                                                                 -----------
                                                                                      93,569
                                                                                 -----------
SERVICES (ADVERTISING/MARKETING)--0.6%
  Omnicom Group, Inc..................................................    600         29,925
                                                                                 -----------
SERVICES (COMMERCIAL & CONSUMER)--1.8%
  GATX Corp...........................................................    700         30,713
  Sodexho Marriott Services, Inc......................................    300          8,700
  World Color Press, Inc. (b).........................................  1,500         52,500
                                                                                 -----------
                                                                                      91,913
                                                                                 -----------
SERVICES (DATA PROCESSING)--1.6%
  First Data Corp.....................................................  2,500         83,281
                                                                                 -----------
TELEPHONE--2.0%
  BellSouth Corp......................................................    500         33,563
  GTE Corp............................................................  1,200         66,750
                                                                                 -----------
                                                                                     100,313
                                                                                 -----------
TOBACCO--1.5%
  Philip Morris Companies, Inc........................................  1,500         59,063
  RJR Nabisco Holdings Corp...........................................    700         16,625
                                                                                 -----------
                                                                                      75,688
                                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $4,400,591)................................................     4,450,137
                                                                                 -----------
                                                                        SHARES      VALUE
                                                                        ------   -----------
FOREIGN COMMON STOCKS--6.7%
FOODS--4.8%
  Nestle SA ADR (Switzerland).........................................  1,200    $   128,401
  Unilever PLC (United Kingdom).......................................  1,500        118,407
                                                                                 -----------
                                                                                     246,808
                                                                                 -----------
PAPER & FOREST PRODUCTS--0.4%
  Asia Pulp & Paper ADR (Singapore)...................................  2,000         22,500
                                                                                 -----------
TELEPHONE--1.5%
  Telecomunicacoes Brasileiras SA Sponsored ADR (Brazil)..............    700         76,431
                                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $336,359)..................................................       345,739
                                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--93.3%
  (Identified cost $4,736,950)................................................     4,795,876
                                                                                 -----------

                                                                         PAR
                                                                        VALUE
                                                                        (000)
                                                                        ------
SHORT-TERM OBLIGATIONS--9.9%
FEDERAL AGENCY SECURITIES--9.9%
  FHLMC 5.60%, 7/1/98.................................................  $ 510        510,000
                                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $510,000)..................................................       510,000
                                                                                 -----------
TOTAL INVESTMENTS--103.2%
  (Identified cost $5,246,950)................................................     5,305,876(a)
  Cash and receivables, less liabilities--(3.2%)..............................      (163,337)
                                                                                 -----------
NET ASSETS--100.0%............................................................   $ 5,142,539
                                                                                 -----------
                                                                                 -----------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $190,700 and gross depreciation of $131,774 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $5,246,950.
(b)  Non-income producing.

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $5,246,950)...............................................  $   5,305,876
Cash........................................................          1,725
Receivables
  Investment securities sold................................        126,859
  Fund shares sold..........................................         18,735
  Dividends and interest....................................          6,858
  Adviser...................................................          7,967
                                                              -------------
    Total assets............................................      5,468,020
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased...........................        295,616
  Fund shares repurchased...................................            173
  Custodian.................................................          2,479
  Trustees' fee.............................................          6,846
  Financial agent fee.......................................          3,322
Accrued expenses............................................         17,045
                                                              -------------
    Total liabilities.......................................        325,481
                                                              -------------
NET ASSETS..................................................  $   5,142,539
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $   5,024,846
  Undistributed net investment income.......................         15,376
  Accumulated net realized gain.............................         43,391
  Net unrealized appreciation...............................         58,926
                                                              -------------
NET ASSETS..................................................  $   5,142,539
                                                              -------------
                                                              -------------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................        488,439
                                                              -------------
                                                              -------------
Net asset value and offering price per share................  $       10.53
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $  19,924
  Interest..................................................      5,619
  Foreign taxes withheld....................................       (659)
                                                              ---------
    Total investment income.................................     24,884
                                                              ---------
EXPENSES
  Investment advisory fee...................................      7,814
  Printing..................................................      7,988
  Custodian.................................................      7,188
  Professional..............................................      7,172
  Trustees..................................................      6,846
  Financial agent fee.......................................      3,767
  Miscellaneous.............................................      1,884
                                                              ---------
    Total expenses..........................................     42,659
    Less expense borne by investment adviser................    (33,151)
                                                              ---------
    Net expenses............................................      9,508
                                                              ---------
NET INVESTMENT INCOME.......................................     15,376
                                                              ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on securities...........................     43,391
  Net change in unrealized appreciation (depreciation) on
    investments.............................................     58,926
                                                              ---------
NET GAIN ON INVESTMENTS.....................................    102,317
                                                              ---------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  $ 117,693
                                                              ---------
                                                              ---------

                       See Notes to Financial Statements

                              VALUE EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                               FROM INCEPTION
                                                              MARCH 2, 1998 TO
                                                               JUNE 30, 1998
                                                                (UNAUDITED)
                                                              ----------------
FROM OPERATIONS
  Net investment income.....................................     $   15,376
  Net realized gain.........................................         43,391
  Net change in unrealized appreciation (depreciation)......         58,926
                                                              ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........        117,693
                                                              ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --
  Net realized gains........................................             --
                                                              ----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................             --
                                                              ----------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (507,038 shares)............      5,219,525
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................             --
  Cost of shares repurchased (18,599 shares)................       (194,679)
                                                              ----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      5,024,846
                                                              ----------------
  NET INCREASE IN NET ASSETS................................      5,142,539
NET ASSETS
  Beginning of period.......................................              0
                                                              ----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $15,376)......................................     $5,142,539
                                                              ----------------
                                                              ----------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                      FROM INCEPTION
                                        3/2/98 TO
                                         6/30/98
                                       (UNAUDITED)
                                      --------------
Net asset value, beginning of
  period............................      $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.............        0.03(3)
  Net realized and unrealized
    gain............................        0.50
                                         -------
    TOTAL FROM INVESTMENT
     OPERATIONS.....................        0.53
                                         -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income..........................          --
  Dividends from net realized
    gains...........................          --
                                         -------
    TOTAL DISTRIBUTIONS.............          --
                                         -------
CHANGE IN NET ASSET VALUE...........        0.53
                                         -------
NET ASSET VALUE, END OF PERIOD......      $10.53
                                         -------
                                         -------

Total return........................        5.29%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands).......................      $5,143
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses................        0.85%(1)
  Net investment income.............        1.38%(1)
Portfolio turnover rate.............          28%(2)

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.07.

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

INVESTOR PROFILE

    The Schafer Mid-Cap Value Series is appropriate for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

    Since its inception on March 2, 1998, the Fund was down 3.83%. The Fund's benchmark, the S&P 500 Index, advanced 8.31% over that same period.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

    While the Fund's performance lagged the S&P 500 during this interim period, we continue to apply our disciplined value investment approach, investing in stocks with above-average earnings growth potential that trade at a discount. We purchase stocks with projected two- to three-year earnings per share growth rates higher than the S&P 500 and price-to-earnings ratios lower than the S&P
500. This process, coupled with equal initial position weightings has, over the years, led to strong investment results with relatively low portfolio turnover.

    While the S&P 500 Index has continued to advance year-to-date, it has increasingly been driven by a small number of large-capitalization stocks. We have noted currently that mid-cap stocks generally offer better value than large-cap stocks, which have been attaining higher and higher P/E ratios. Unfortunately for our recent relative performance, large-cap stocks have continued to outpace the broader market and our portfolio. On the positive side, stocks held within the portfolio are currently trading at approximately 14 times their estimated 1998 earnings, and the average 1999 earnings growth for these stocks is estimated at 15%. Conversely, the S&P 500 tracks at nearly 24 times projected 1998 earnings and has projected earnings growth of less than 7% in 1999. Shareholders should note that the Fund is actively managed and holdings are subject to change.

    Investors' current preference for large-cap stocks was not the only factor that affected the performance. Weakness in the economies of Southeast Asia hurt the performance of our holdings with exposure, both real and perceived, to that part of the world. Stocks like Arrow Electronics, Harman International, and Avnet, all involved in the electronics industry, underperformed significantly because weakness in Asia was expected to slow their business. Cummins Engine and Boeing, both manufacturers of heavy equipment, also underperformed as Asian demand for their product lessened.

    Declining oil prices, due to increasing supply and reduced demand related to mild weather and weak Asian economies, were also a factor in the portfolio's performance. This led to underperformance in our oil-related holdings, including our refiners, Sun and Ultramar-Diamond Shamrock, and our offshore drilling companies, R&B Falcon, and Diamond Offshore. Both of the drilling companies have significant positions in deep-water drilling, which has remained relatively insulated from oil price declines; consequently, we view them both as good values at this time.

    On the positive side, our financial holdings, especially Chase Manhattan and Nationsbank, outperformed as the U.S. economy remained strong and interest rates declined. The same factors helped our holdings in the construction industry. Champion Enterprises, a manufactured home builder, and Southdown and Lafarge, both concrete companies, had strong results.

OUTLOOK

    While we cannot predict when investor preferences will change, we believe current investor focus on higher-price, larger-cap stocks will eventually moderate, and ultimately investors are likely to look for stocks that trade at more reasonable multiples compared to their underlying earnings growth rate. We have seen similar circumstances in the past and have noted that in these situations, investment styles similar to ours tend to experience periods of weak relative performance followed by strong relative performance, although there is no guarantee that this pattern will repeat itself.

 * The S&P 500 Index is an unmanaged, commonly used measure of total return stock market performance. The Index is not available for direct investment.

                          SCHAFER MID-CAP VALUE SERIES

                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                        SHARES      VALUE
                                                                        ------   -----------
COMMON STOCKS--83.0%
AEROSPACE/DEFENSE--2.7%
  Boeing Co...........................................................  3,500    $   155,969
                                                                                 -----------
AIR FREIGHT--2.5%
  FDX Corp. (b).......................................................  2,300        144,325
                                                                                 -----------
AIRLINES--2.8%
  KLM Royal Dutch Airlines............................................  3,900        159,656
                                                                                 -----------
AUTO PARTS & EQUIPMENT--4.7%
  Borge Warner Automotive Corp........................................  2,400        115,350
  Goodyear Tire & Rubber Co...........................................  2,400        154,650
                                                                                 -----------
                                                                                     270,000
                                                                                 -----------
AUTOMOBILES--3.1%
  Ford Motor Co.......................................................  3,000        177,000
                                                                                 -----------
BANKS (MAJOR REGIONAL)--4.9%
  Keycorp.............................................................  3,600        128,250
  NationsBank Corp....................................................  2,000        153,000
                                                                                 -----------
                                                                                     281,250
                                                                                 -----------
BANKS (MONEY CENTER)--2.5%
  Chase Manhattan Corp................................................  1,900        143,450
                                                                                 -----------
BUILDING MATERIALS--10.7%
  Champion Enterprises, Inc. (b)......................................  4,600        134,550
  Lafarge Corp........................................................  4,300        169,044
  Owens Corning.......................................................  3,300        134,681
  Southdown, Inc......................................................  2,400        171,300
                                                                                 -----------
                                                                                     609,575
                                                                                 -----------
COMPUTERS (SOFTWARE & SERVICES)--2.0%
  Electronic Data Systems Corp........................................  2,900        116,000
                                                                                 -----------
ELECTRONICS (INSTRUMENTATION)--7.0%
  Arrow Electronics, Inc. (b).........................................  6,100        132,675
  Avnet, Inc..........................................................  2,300        125,781
  Harman International Industries, Inc................................  3,600        138,600
                                                                                 -----------
                                                                                     397,056
                                                                                 -----------
FOODS--2.3%
  IBP, Inc............................................................  7,100        128,687
                                                                                 -----------
HOUSEHOLD FURN. & APPLIANCES--2.1%
  Armstrong World Industries, Inc.....................................  1,800        121,275
                                                                                 -----------
INSURANCE (MULTI-LINE)--4.5%
  Berkley (W.R.) Corp.................................................  3,000        120,187
  Old Republic International Corp.....................................  4,600        134,837
                                                                                 -----------
                                                                                     255,024
                                                                                 -----------
METALS MINING--4.1%
  Carpenter Technology Corp...........................................  2,000        100,500
  Cleveland Cliffs, Inc...............................................  2,500        134,062
                                                                                 -----------
                                                                                     234,562
                                                                                 -----------
NATURAL GAS--5.2%
  Ultramar Corp.......................................................  4,800        151,500
  Western Resources...................................................  3,800        147,488
                                                                                 -----------
                                                                                     298,988
                                                                                 -----------
OIL & GAS (DOMESTIC INTEGRATED)--2.5%
  Phillips Petroleum Co...............................................  2,900        139,744
                                                                                 -----------

                                                                        SHARES      VALUE
                                                                        ------   -----------
OIL & GAS (DRILLING & EQUIPMENT)--5.4%
  Diamond Offshore Drilling, Inc......................................  3,800    $   152,000
  R&B Falcon Corp. (b)................................................  6,900        156,113
                                                                                 -----------
                                                                                     308,113
                                                                                 -----------
OIL & GAS (REFINING & MARKETING)--2.4%
  Sun Co., Inc........................................................  3,500        135,844
                                                                                 -----------
RAILROADS--5.4%
  Burlington Northern Santa Fe Corp...................................  1,500        147,281
  Kansas City Southern Industries, Inc................................  3,300        163,763
                                                                                 -----------
                                                                                     311,044
                                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--1.8%
  Fabri-Centers of America Class A (b)................................  3,800        104,025
                                                                                 -----------
TELEPHONE--2.1%
  GTE Corp............................................................  2,100        116,813
                                                                                 -----------
TRUCKS & PARTS--2.3%
  Cummins Engine, Inc.................................................  2,600        133,250
                                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $4,938,295)................................................     4,741,650
                                                                                 -----------
FOREIGN COMMON STOCKS--13.7%
BANKS (MAJOR REGIONAL)--2.5%
  National Bank of Canada (Canada)....................................  7,200        140,255
                                                                                 -----------
HOUSEHOLD FURN. & APPLIANCES--2.4%
  Royal Philips Electronics NV ADR NY Registered (Netherlands)........
                                                                        1,600        136,000
                                                                                 -----------
INSURANCE (MULTI-LINE)--2.2%
  PartnerRe Ltd. (Bermuda)............................................  2,500        127,500
                                                                                 -----------
MACHINERY (DIVERSIFIED)--1.9%
  New Holland N.V. (Netherlands)......................................  5,600        109,900
                                                                                 -----------
METALS MINING--2.3%
  Inco Ltd. (Canada)..................................................  9,700        132,163
                                                                                 -----------
OIL & GAS (DRILLING & EQUIPMENT)--2.4%
  Repsol SA (Spain)...................................................  2,500        137,500
                                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $824,363)..................................................       783,318
                                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--96.7%
  (Identified cost $5,762,658)................................................     5,524,968
                                                                                 -----------

                                                                         PAR
                                                                        VALUE
                                                                        (000)
                                                                        ------
SHORT-TERM OBLIGATIONS--5.2%
FEDERAL AGENCY SECURITIES--5.2%
  FHLMC 5.60%, 7/1/98.......................................            $ 295        295,000
                                                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $295,000)..................................................       295,000
                                                                                 -----------
TOTAL INVESTMENTS--101.9%
  (Identified cost $6,057,658)................................................     5,819,968(a)
  Cash and receivables, less liabilities--(1.9%)..............................      (107,171)
                                                                                 -----------
NET ASSETS--100.0%............................................................   $ 5,712,797
                                                                                 -----------
                                                                                 -----------

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $170,795 and gross depreciation of $408,485 for federal income tax purposes. At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $6,057,658
(b)  Non-income producing.

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS
Investment securities at value (Identified cost
  $6,057,658)...............................................  $5,819,968
Cash........................................................       3,043
Receivables
  Fund shares sold..........................................      15,788
  Dividends and interest....................................       6,854
  Adviser...................................................       6,730
                                                              ----------
    Total assets............................................   5,852,383
                                                              ----------
LIABILITIES
Payables
  Investment securities purchased...........................      98,677
  Fund shares repurchased...................................       3,945
  Trustees' fee.............................................       6,846
  Financial agent fee.......................................       3,322
  Custodian fee.............................................       2,381
  Accrued expenses..........................................      24,415
                                                              ----------
    Total liabilities.......................................     139,586
                                                              ----------
NET ASSETS..................................................  $5,712,797
                                                              ----------
                                                              ----------
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest..........  $5,991,485
  Undistributed net investment income.......................       7,961
  Accumulated net realized loss.............................     (48,959)
  Net unrealized depreciation...............................    (237,690)
                                                              ----------
NET ASSETS..................................................  $5,712,797
                                                              ----------
                                                              ----------
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization...................................     594,054
                                                              ----------
                                                              ----------
Net asset value and offering price per share................  $     9.62
                                                                   -----
                                                                   -----

STATEMENT OF OPERATIONS
FROM INCEPTION MARCH 2, 1998 TO JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME
  Dividends.................................................  $   18,477
  Interest..................................................       4,736
  Foreign taxes withheld....................................        (220)
                                                              ----------
    Total investment income.................................      22,993
                                                              ----------
EXPENSES
  Investment advisory fee...................................      13,153
  Financial agent fee.......................................       3,815
  Printing..................................................      10,434
  Professional..............................................       7,172
  Trustees..................................................       6,846
  Custodian.................................................       6,046
  Miscellaneous.............................................       3,536
                                                              ----------
    Total expenses..........................................      51,002
    Less expenses borne by investment adviser...............     (35,970)
                                                              ----------
    Net expenses............................................      15,032
                                                              ----------
NET INVESTMENT INCOME.......................................       7,961
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on securities...........................     (48,959)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    (237,690)
                                                              ----------
NET LOSS ON INVESTMENTS.....................................    (286,649)
                                                              ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  ($ 278,688)
                                                              ----------
                                                              ----------

                       See Notes to Financial Statements

                          SCHAFER MID-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                              FROM INCEPTION
                                                              MARCH 2, 1998
                                                                    TO
                                                              JUNE 30, 1998
                                                               (UNAUDITED)
                                                              --------------
FROM OPERATIONS
  Net investment income.....................................  $       7,961
  Net realized loss.........................................        (48,959)
  Net change in unrealized appreciation (depreciation)......       (237,690)
                                                              --------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......       (278,688)
                                                              --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income.....................................             --
  Net realized gains........................................             --
                                                              --------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................             --
                                                              --------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (638,116 shares)............      6,432,693
  Net asset value of shares issued from reinvestment of
    distributions (0 shares)................................             --
  Cost of shares repurchased (44,062 shares)................       (441,208)
                                                              --------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS............      5,991,485
                                                              --------------
  NET INCREASE IN NET ASSETS................................      5,712,797
NET ASSETS
  Beginning of period.......................................              0
                                                              --------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $7,961).......................................  $   5,712,797
                                                              --------------
                                                              --------------

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              FROM INCEPTION
                                                                3/2/98 TO
                                                                 6/30/98
                                                               (UNAUDITED)
                                                              --------------
Net asset value, beginning of period........................  $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................           0.01(3)
  Net realized and unrealized loss..........................          (0.39)
                                                                    -------
    TOTAL FROM INVESTMENT OPERATIONS........................          (0.38)
                                                                    -------
LESS DISTRIBUTIONS
  Dividends from net investment income......................             --
  Dividends from net realized gains.........................             --
                                                                    -------
    TOTAL DISTRIBUTIONS.....................................
                                                                    -------
CHANGE IN NET ASSET VALUE...................................          (0.38)
                                                                    -------
NET ASSET VALUE, END OF PERIOD..............................  $        9.62
                                                                    -------
                                                                    -------
Total return................................................          (3.83%)(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands).......................  $       5,713
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses........................................           1.20%(1)
  Net investment income.....................................           0.64%(1)
Portfolio turnover rate.....................................             10%(2)

(1)  Annualized.
(2)  Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.06 per share.

                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 1998

                                  (UNAUDITED)

NOTE 1--ORGANIZATION

   The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme, Aberdeen New Asia, Research Enhanced Index ("Enhanced Index"), Engemann Nifty Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the the sub-accounts of the Phoenix Home Life Variable Accumulation Account, Phoenix Home Life Variable Universal Life Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Home Life Separate Accounts B, C, and D.

   Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long term growth of capital. The Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

   The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

                          THE PHOENIX EDGE SERIES FUND

                                 JUNE 30, 1998

                                  (UNAUDITED)

B. SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES

   Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
   Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS

   Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS

   Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS

   The Multi-Sector Fixed Income, Money Market, Growth, Strategic Allocation, Balanced, International, Strategic Theme, Enhanced Index, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Aberdeen New Asia Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition,

                          THE PHOENIX EDGE SERIES FUND

                                 JUNE 30, 1998

                                  (UNAUDITED)
   losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES

   Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. REPURCHASE AGREEMENTS

   A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   As compensation for advisory services to the Fund, the Advisers are entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
SERIES                                               $250 MILLION    $250 MILLION    OVER $500 MILLION
--------------------------------------------------  --------------   -------------   ------------------
Money Market......................................       0.40%           0.35%              0.30%
Multi-Sector Fixed Income.........................       0.50            0.45               0.40
Balanced..........................................       0.55            0.50               0.45
Strategic Allocation..............................       0.60            0.55               0.50
Growth............................................       0.70            0.65               0.60
International.....................................       0.75            0.70               0.65
Strategic Theme...................................       0.75            0.70               0.65
Engemann Nifty Fifty..............................       0.90            0.85               0.80
Growth and Income.................................       0.70            0.65               0.60
Value Equity......................................       0.70            0.65               0.60
Enhanced Index....................................       0.45            0.45               0.45
Seneca Mid-Cap Growth.............................       0.80            0.80               0.80
Schafer Mid-Cap Value.............................       1.05            1.05               1.05
Aberdeen New Asia.................................       1.00            1.00               1.00


                                                    RATE FOR FIRST   RATE FOR NEXT    RATE FOR EXCESS
                                                      $1 BILLION      $1 BILLION      OVER $2 BILLION
                                                    --------------   -------------   ------------------
Real Estate.......................................       0.75            0.70               0.65

   Pursuant to a subadvisory agreement with the Fund, Phoenix Investment Counsel, Inc. ("PIC") delegates certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which services each is paid a fee by PIC.

Enhanced Index Series....................................  J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Engemann Nifty Fifty Series..............................  Roger Engemann & Associates, Inc. ("Engemann")
Seneca Mid-Cap Series....................................  Seneca Capital Management, LLC ("Seneca")
Schafer Mid-Cap Series...................................  Schafer Capital Management, Inc. ("Schafer")

   In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million. Pursuant to the subadvisory agreement with the Fund and Engemann, Engemann is paid a monthly fee at the annual rate of .45% of the average aggregate daily net asset values of the Engemann Nifty Fifty Series up to $250,000,000, .425% of such values between $250,000,000 and $500,000,000 and .40% of such values in excess of $500,000.000. Pursuant to the subadvisory agreement with the Fund and Seneca, Seneca is paid a monthly fee at the annual rate of .40% of the average aggregate daily net asset values of the Seneca Mid-Cap Series. In accordance with the subadvisory agreement with the

                          THE PHOENIX EDGE SERIES FUND

                                 JUNE 30, 1998

                                  (UNAUDITED)
   Fund and Schafer, Schafer is paid a monthly fee at the annual rate of .85% of the average aggregate daily net asset values of the Schafer Mid-Cap Series up to $175 million and .80% of such value in excess of $175 million.

   The investment adviser for the Real Estate Series through March 2, 1998 was Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). For its services, PRS was entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a subadvisory agreement with the Series, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a majority owned subsidiary of PHL. On March 2, 1998 DPIM purchased the management rights for the Real Estate Series from PRS and PRS' contract was assigned to DPIM. For its services, DPIM is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion, 0.70% on the next $1 billion and 0.65% thereafter.

   Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to subadvisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a subadvisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

   Each Series (except the International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index and Seneca Mid-Cap Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25%, 0.10% and .25% respectively, of its average net assets. Expenses above these limits are paid by the Advisers (PIC, DPIM, PAIA), PHL and/or PHL Variable Insurance Company.

   As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.06% of the average daily net assets of each Series through May 31, 1998 for bookkeeping, administrative and pricing services.

   Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   At June 30, 1998, PHL and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

        Growth Series....................................   $8,178,636
        Real Estate Series...............................    5,133,100
        Aberdeen New Asia Series.........................    1,716,282
        Research Enhanced Index Series...................    9,212,692
        Engemann Nifty Fifty Series......................    2,165,246
        Seneca Mid-Cap Growth Series.....................    2,264,472
        Growth and Income Series.........................    2,197,604
        Value Equity Series..............................    2,097,268
        Schafer Mid-Cap Value Series.....................    1,915,508

                          THE PHOENIX EDGE SERIES FUND

                                 JUNE 30, 1998

                                  (UNAUDITED)

NOTE 4--PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities during the period ended June 30, 1998 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                PURCHASES       SALES
                                               ------------  ------------
      Growth Series..........................  $880,100,179  $881,974,768
      Multi-Sector Fixed Income Series.......   354,144,063   181,215,000
      Strategic Allocation Series............   769,775,028   442,124,927
      International Series...................    87,585,616    96,487,480
      Balanced Series........................   193,389,850   166,215,744
      Real Estate Series.....................     9,691,779     3,252,842
      Strategic Theme Series.................   136,708,960   136,857,850
      Aberdeen New Asia Series...............     3,115,174     3,554,246
      Research Enhanced Index Series.........    22,862,062     8,875,152
      Engemann Nifty Fifty Series............     6,035,551     1,015,759
      Seneca Mid-Cap Growth Series...........     5,147,749     1,298,413
      Growth and Income Series...............    16,073,840     2,599,354
      Value Equity Series....................     5,687,192       993,650
      Schafer Mid-Cap Value Series...........     6,061,234       249,645

   There were no purchases or sales of such securities in the Money Market
   Series.

   Purchases and sales of long-term U.S. Government securities during the period ended June 30, 1998 aggregated the following:

                                              PURCHASES      SALES
                                             -----------  -----------
      Multi-Sector Fixed Income Series.....  $49,832,647  $59,185,028
      Strategic Allocation Series..........   74,098,070   51,883,815
      Balanced Series......................   44,156,304   54,164,732

   There were no purchases or sales of long-term U.S. Government Securities in the Money Market, Growth, International, Real Estate, Strategic Theme, Aberdeen New Asia, Enhanced Index, Engemann Nifty-Fifty, Seneca Mid-Cap Growth, Growth and Income, Value Equity and Schafer Mid-Cap Value Series.

   At June 30, 1998, the Enhanced Index Series had entered into futures contracts as follows:

                                                              VALUE OF
                                                  NUMBER     CONTRACTS     MARKET        NET
                                                    OF          WHEN      VALUE OF    UNREALIZED
      DESCRIPTION                                CONTRACTS     OPENED    CONTRACTS   APPRECIATION
      -----------------------------------------  ---------   ----------  ----------  ------------
      Standard & Poor's 500 Index..............       1      $  274,800  $  285,750    $10,950
      Standard & Poor's 500 Index..............       1         278,175     285,750      7,575
      Standard & Poor's 500 Index..............       1         281,375     285,750      4,375
      Standard & Poor's 500 Index..............       1         287,925     285,750     (2,175)
      Standard & Poor's 500 Index..............       1         288,125     285,750     (2,375)
      Standard & Poor's 500 Index..............       2         573,850     571,500     (2,350)
      Standard & Poor's 500 Index..............       1         274,494     285,750     11,256
                                                    ---      ----------  ----------  ------------
                                                      8      $2,258,744  $2,286,000    $27,256
                                                    ---      ----------  ----------  ------------
                                                    ---      ----------  ----------  ------------

NOTE 5--CREDIT RISK

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

NOTE 6--LOAN AGREEMENTS

   The Fund may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell its participation in the loan without the lender's prior consent. When the Fund purchases

                          THE PHOENIX EDGE SERIES FUND

                                 JUNE 30, 1998

                                  (UNAUDITED)
   assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

NOTE 7--CAPITAL LOSS CARRYOVERS

   At December 31, 1997, the Aberdeen New Asia Series had available for federal income tax purposes unused capital losses of $143,419 expiring in 2005.

   Under current tax law, capital losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1997 the Growth, International, Strategic Theme, and Aberdeen New Asia Series elected to defer $1,144, $770,654, $1,280,577 and $379,802, respectively, in losses occurring between November 1, 1997 and December 31, 1997.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES

Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Ron K. Jacks, Senior Vice President
Richard D. Little, Senior Vice President
James E. Mair, Senior Vice President
David K. Schafer, Senior Vice President
Gail P. Seneca, Senior Vice President
John S. Tilson, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Christian C. Bertelsen, Vice President
Steven L. Colton, Vice President
Timothy Devlin, Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
Pierre G. Trinque, Vice President
James Wiess, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISERS

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Real Estate Securities Series)
55 East Monroe Street
Chicago, Illinois 60603

Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
(Real Estate Securities Series, Research Enhanced Index Series, Engemann Nifty Fifty Series, Seneca Mid-Cap Growth Series, Phoenix Growth and Income Series, Phoenix Value Equity Series and Schafer Mid-Cap Value Series)
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

--------------------------------------------------------------------------------

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE PHOENIX EDGE SERIES FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES INFORMATION CONCERNING THE FUND'S RECORD AND OTHER PERTINENT INFORMATION.
--------------------------------------------------------------------------------

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